UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04706

Templeton Income Trust

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923
(Address of principal executive offices)   (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500_

Date of fiscal year end: _8/31__

Date of reporting period:  8/31/16__

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON INVESTMENTS

Annual Report
and Shareholder Letter
August 31, 2016

Templeton Emerging Markets Bond Fund

A SERIES OF TEMPLETON INCOME TRUST

Sign up for electronic delivery at franklintempleton.com/edelivery

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Templeton Emerging Markets Bond Fund

This annual report for Templeton Emerging Markets Bond Fund covers the fiscal year ended August 31, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks current income with capital appreciation as a secondary goal. Under normal market conditions, the Fund invests at least 80% of its net assets in a non-diversified portfolio of bonds issued by government or government related entities that are located in emerging market countries, as well as bonds issued by emerging market corporate entities.

Performance Overview

For the 12 months under review, the Fund’s Class A shares generated a +7.47% cumulative total return. In comparison, U.S. dollar-denominated emerging market bonds, as measured by the Fund’s benchmark, the J.P. Morgan (JPM) Emerging Markets Bond Index (EMBI) Global, posted a +14.82% cumulative total return in U.S. dollar terms for the same period.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

Global markets experienced periods of heightened volatility during the 12-month period, as declines in oil prices and concerns about global growth appeared to have negative effects on investor sentiment at times. Conditions in China also had significant influence on global markets. However, contrary to the dire concerns held by a number of market participants, we viewed the country’s moderation of growth as an inevitable and reasonable normalization for an economy of its size, and held the view that China’s growth would remain around its 6% to 7% expansionary pace. Nonetheless, risk aversion persisted at the beginning of the period before eventually diminishing in October, as several emerging market currencies rebounded and appreciated against the U.S. dollar, while the euro and the Japanese yen depreciated.

Portfolio Breakdown*

Based on Total Net Assets as of 8/31/16

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) or unsettled trades and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.
**Includes foreign treasury bills, money market funds and net other assets less liabilities.

After postponing action in September and October, the U.S. Federal Reserve (Fed) finally raised its policy rate by 25 basis points (0.25%) at its December 2015 meeting, marking the first increase in the federal funds rate since 2006 and the first non-zero rate policy since 2008. Despite the move toward tightening policy, the Federal Open Market Committee stressed that U.S. monetary policy would remain highly accommodative and that the pace of future increases would be gradual. Although bond yields initially shifted higher across much of Europe, Asia ex-Japan and Latin America in December, they subsequently declined during the first two months of 2016 as risk aversion returned and oil prices dropped below US$30 per barrel.

Despite the return of market pessimism, we continued to believe that fears of global deflation were unwarranted and that markets were overestimating the extent to which lower headline inflation reflected structurally weaker global demand. Supply factors were the main driver behind falling energy and commodity prices, by our assessment, which in turn pushed

1. Source: Morningstar.
The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 19.

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TEMPLETON EMERGING MARKETS BOND FUND

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) or unsettled trades and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

**Other Europe includes Republic of Montenegro.

headline inflation lower. These were short-term effects, and we viewed their disinflationary impact as a factor that should wane as commodity prices stabilize. The belief that inflation had become structurally lower appeared to lead several investors to take a complacent view on interest rates, yet markets remained in a vulnerable phase of the yield cycle, by our assessment. Underlying inflation in the U.S. was not adequately priced into bond yields during the period, in our view, and we were wary of the lack of inflation being priced into bond yields across the globe. We believed there were more risks of inflation moving up than down, yet markets appeared to price in deflation and downside risks.

Additionally, during January and February, markets appeared to regard emerging economies as being in near-crisis condition, reacting as if conditions were worse than the 2008 global financial crisis or the Asian financial crisis of 1997 and 1998. However, several emerging market economies were in far better shape, by our assessment, with larger foreign reserves and more diversified, growing economies. We were focused on a number of opportunities in emerging market currencies on the conviction that the broad fears of a systemic crisis across the asset class were exaggerated. Over the final weeks of February, risk appetites returned and several local-currency markets rallied, creating a positive trend for global markets that largely carried into March and April.

The Fed passed on raising rates at its March and April meetings while indicating that rate hikes would likely be more gradual than previously envisioned at the end of 2015, reducing the number of projected rate hikes for 2016 from four to two. The result of the Fed’s dovishness was an implicit easing of policy, as markets essentially eliminated previously priced-in rate hikes for the year. Consequently, the U.S. dollar weakened as the Japanese yen and the euro notably strengthened. We believed the periods of yen and euro strength would prove temporary and that fundamentals would ultimately re-emerge. We also believed that a firmer commitment to rate hikes in the U.S. would fortify the divergences in monetary policies between the easings of the European Central Bank and Bank of Japan, and the Fed’s tightening.

Market expectations for U.S. interest rate hikes increased sharply after hawkish-sounding comments were released in the Fed meeting minutes on May 18, leading yields to temporarily surge higher. However, in late June, U.K. voters approved the “Brexit” referendum to leave the European Union, which caused global markets to retreat into a state of heightened risk aversion. Yields declined to historic lows in the eurozone and the U.S. during the first eight days of July, before markets relatively stabilized by mid-month. A number of local-currency emerging markets rebounded in the second half of July, and Fed Chair Janet Yellen’s comments at Jackson Hole at the end of August added support to higher yield levels.

Investment Strategy

We invest selectively in bonds from emerging markets around the world to generate income for the Fund, seeking opportunities while monitoring changes in interest rates, currency exchange rates and credit risk. We seek to manage the Fund’s exposure to various currencies and may use currency and cross currency forward contracts, as well as currency and currency index futures contracts.

What is a currency forward contract?
A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a futures contract?
A futures contract, or a future, is an agreement between the
Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an asset at a specific price on a future date.

Manager’s Discussion

On the whole, we continued to position our strategies for rising rates by maintaining low portfolio duration and aiming at a negative correlation with U.S. Treasury returns. We also continued to actively seek select duration exposures that we

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TEMPLETON EMERGING MARKETS BOND FUND

Currency Breakdown*
8/31/16
% of Total
Net Assets
Americas	97.6%
U.S. Dollar	52.4%
Mexican Peso	19.2%
Brazilian Real	14.7%
Colombian Peso	5.5%
Uruguayan Peso	4.3%
Chilean Peso	1.5%
Asia Pacific	10.0%
Malaysian Ringgit	13.0%
Indonesian Rupiah	7.8%
Indian Rupee	6.8%
Philippine Peso	3.2%
Sri Lankan Rupee	0.8%
Australian Dollar	-7.6%
Japanese Yen	-14.0%
Middle East & Africa	8.6%
Ghanaian Cedi	7.3%
South African Rand	1.3%
Europe	-16.2%
Serbian Dinar	2.2%
Euro	-18.4%

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) or unsettled trades and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

believe can offer positive real yields without taking undue interest-rate risk, favoring countries that we believe have solid underlying fundamentals and prudent fiscal, monetary and financial policies. When investing globally, investment opportunities may take time to materialize, which may require weathering short-term volatility as the longer term investing theses develop. During the period we shifted out of markets that we were previously contrarian on to reallocate to positions that we believe have fundamentally attractive valuations for the medium term ahead. We also maintained our exposures to several of our strongest investment convictions and added to those types of positions as prices became cheaper during periods of heightened volatility. Despite the persistence of volatility during the period, we remained encouraged by the vast set of what we considered fundamentally attractive valuations across the local currency markets. We were positioned for depreciation of the euro and the Japanese yen, rising U.S. Treasury yields, and currency appreciation in select emerging markets. During the period, we used currency forward contracts to actively manage exposure to currencies. We also used interest rate swaps to tactically manage duration exposures.

What is duration?
Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

What is an interest rate swap?
An interest rate swap is an agreement between two parties to exchange interest rate payment obligations, generally one
based on an interest rate fixed to maturity and the other based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime,
commercial paper or other benchmarks).

During the period, the Fund’s absolute performance benefited from interest rate strategies and overall credit exposures, while currency positions detracted from absolute return. The Fund maintained a defensive approach regarding interest rates in developed and emerging markets. Select duration exposures in Latin America (Brazil) and Asia ex-Japan (Indonesia) contributed to absolute performance. However, negative duration exposure to U.S. Treasuries, through the use of interest rate swaps, detracted from absolute return. Credit exposures in Europe, Latin America and Africa contributed to absolute performance. Among currencies, the Fund’s net-negative position in the Japanese yen, through the use of currency forward contracts, detracted from absolute performance. However, the Fund’s currency positions in Asia ex-Japan (Malaysian ringgit) contributed.

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TEMPLETON EMERGING MARKETS BOND FUND

Thank you for your participation in Templeton Emerging
Markets Bond Fund. We look forward to serving your future
investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no
representation or warranty as to their completeness or accuracy.
Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON EMERGING MARKETS BOND FUND

Performance Summary as of August 31, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	8/31/16	8/31/15	Change
A (FEMGX)	$8.75	$8.33	+$0.42
C (N/A)	$8.73	$8.31	+$0.42
R (N/A)	$8.71	$8.30	+$0.41
R6 (N/A)	$8.77	$8.34	+$0.43
Advisor (N/A)	$8.78	$8.35	+$0.43

Distributions[1] (9/1/15–8/31/16)
	Dividend
Share Class	Income
A	$0.1878
C	$0.1587
R	$0.1705
R6	$0.1977
Advisor	$0.1935

See page 11 for Performance Summary footnotes.

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TEMPLETON EMERGING MARKETS BOND FUND
PERFORMANCE SUMMARY

Performance as of 8/31/162

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;
Class R/R6/Advisor Class: no sales charges.

			Value of	Average Annual	Total Annual Operating Expenses[7]
	Cumulative	Average Annual	$10,000	Total Return
Share Class	Total Return[3]	Total Return[4]	Investment[5]	(9/30/16)[6]	(with waiver)	(without waiver)
A					1.26%	2.37%
1-Year	+7.47%	+2.90%	$10,290	+5.87%
3-Year	+6.18%	+0.56%	$10,168	+0.09%
Since Inception (4/1/13)	+0.76%	-1.03%	$9,651	-0.94%
C					1.66%	2.77%
1-Year	+6.98%	+5.98%	$10,598	+9.06%
3-Year	+4.81%	+1.58%	$10,481	+1.09%
Since Inception (4/1/13)	-0.64%	-0.19%	$9,936	-0.13%
R					1.51%	2.62%
1-Year	+7.15%	+7.15%	$10,715	+10.26%
3-Year	+5.08%	+1.67%	$10,508	+1.21%
Since Inception (4/1/13)	-0.38%	-0.11%	$9,962	-0.04%
R6					0.96%	2.02%
1-Year	+7.84%	+7.84%	$10,784	+10.84%
3-Year	+6.93%	+2.26%	$10,693	+1.78%
Since Inception (5/1/13)	+0.19%	+0.06%	$10,019	+0.11%
Advisor					1.01%	2.12%
1-Year	+7.65%	+7.65%	$10,765	+10.81%
3-Year	+6.75%	+2.20%	$10,675	+1.70%
Since Inception (4/1/13)	+1.52%	+0.44%	$10,152	+0.49%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 11 for Performance Summary footnotes.

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TEMPLETON EMERGING MARKETS BOND FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

See page 11 for Performance Summary footnotes.

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TEMPLETON EMERGING MARKETS BOND FUND
PERFORMANCE SUMMARY

See page 11 for Performance Summary footnotes.

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TEMPLETON EMERGING MARKETS BOND FUND

PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Changes in interest rates will affect the value of the Fund’s portfolio and its share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund’s use of foreign currency techniques involves special risks. Currency rates may fluctuate significantly over short periods of time and can reduce returns. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio thatmay result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits and may realize losses when a counterparty fails to perform as promised. Bonds are subject to liquidity risk, which may have an adverse impact on the security’s value or a fund’s ability to sell such securities. Special risks are associated with foreign investing, including currency rate fluctuations, economic instability and political developments. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The risks associated with higher yielding, lower rated securities include higher risks of default and loss of principal. The Fund isalso nondiversified, which involves the risk of greater price fluctuation than a more diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. The Fund has an expense reduction contractually guaranteed through 12/31/16. The Fund also has a fee waiver associated with any investments it makes in a Franklin
Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through its current fiscal year-end. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Source: Morningstar. The JPM EMBI Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.
See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON EMERGING MARKETS BOND FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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		TEMPLETON EMERGING MARKETS BOND FUND
			YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 3/1/16	Value 8/31/16	Period* 3/1/16–8/31/16
A
Actual	$1,000	$1,109.50	$6.26
Hypothetical (5% return before expenses)	$1,000	$1,019.20	$5.99
C
Actual	$1,000	$1,108.30	$8.64
Hypothetical (5% return before expenses)	$1,000	$1,016.94	$8.26
R
Actual	$1,000	$1,108.50	$7.74
Hypothetical (5% return before expenses)	$1,000	$1,017.80	$7.41
R6
Actual	$1,000	$1,111.80	$4.72
Hypothetical (5% return before expenses)	$1,000	$1,020.66	$4.52
Advisor
Actual	$1,000	$1,111.80	$5.31
Hypothetical (5% return before expenses)	$1,000	$1,020.11	$5.08

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.18%;
C: 1.63%; R: 1.46%; R6: 0.89%; and Advisor: 1.00%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

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TEMPLETON INCOME TRUST

Financial Highlights
Templeton Emerging Markets Bond Fund
		Year Ended August 31,
	2016	2015	2014	2013 [a]
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.33	$9.78	$9.49	$10.00
Income from investment operations[b]:
Net investment income[c]	0.55	0.48	0.50	0.18
Net realized and unrealized gains (losses)	0.06	(1.33)	0.28	(0.69)
Total from investment operations	0.61	(0.85)	0.78	(0.51)
Less distributions from net investment income	(0.19)	(0.60)	(0.49)	—
Net asset value, end of year	$8.75	$8.33	$9.78	$9.49

Total return[d]	7.47%	(8.88)%	8.42%	(5.10)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	2.45%	2.27%	3.24%	2.37%
Expenses net of waiver and payments by affiliates	1.15%	1.16%	1.25%[f]	1.21%
Net investment income	6.56%	5.47%	5.16%	4.32%

Supplemental data
Net assets, end of year (000’s)	$13,643	$14,085	$17,462	$10,319
Portfolio turnover rate	40.40%	43.49%	6.31%	8.80%

aFor the period April 1, 2013 (commencement of operations) to August 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.
fBenefit of expense reduction rounds to less than 0.01%.

14 Annual Report | The accompanying notes are an integral part of these financial statements.

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		TEMPLETON INCOME TRUST
		FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Bond Fund (continued)
		Year Ended August 31,
	2016	2015	2014	2013 [a]
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.31	$9.77	$9.47	$10.00
Income from investment operations[b]:
Net investment income[c]	0.51	0.44	0.46	0.17
Net realized and unrealized gains (losses)	0.07	(1.34)	0.29	(0.70)
Total from investment operations	0.58	(0.90)	0.75	(0.53)
Less distributions from net investment income	(0.16)	(0.56)	(0.45)	—
Net asset value, end of year	$8.73	$8.31	$9.77	$9.47

Total return[d]	6.98%	(9.31)%	8.03%	(5.30)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	2.94%	2.76%	3.64%	2.81%
Expenses net of waiver and payments by affiliates	1.64%	1.65%	1.65%[f]	1.65%
Net investment income	6.07%	4.98%	4.76%	3.88%

Supplemental data
Net assets, end of year (000’s)	$464	$551	$817	$281
Portfolio turnover rate	40.40%	43.49%	6.31%	8.80%

aFor the period April 1, 2013 (commencement of operations) to August 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.
fBenefit of expense reduction rounds to less than 0.01%.

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TEMPLETON INCOME TRUST
FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Bond Fund (continued)
		Year Ended August 31,
	2016	2015	2014	2013 [a]
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.30	$9.76	$9.48	$10.00
Income from investment operations[b]:
Net investment income[c]	0.51	0.43	0.47	0.16
Net realized and unrealized gains (losses)	0.07	(1.31)	0.28	(0.68)
Total from investment operations	0.58	(0.88)	0.75	(0.52)
Less distributions from net investment income	(0.17)	(0.58)	(0.47)	—
Net asset value, end of year	$8.71	$8.30	$9.76	$9.48

Total return[d]	7.15%	(9.14)%	7.94%	(5.20)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	2.77%	2.61%	3.49%	2.65%
Expenses net of waiver and payments by affiliates	1.47%	1.50%	1.50%[f]	1.50%
Net investment income	6.24%	5.13%	4.91%	4.04%

Supplemental data
Net assets, end of year (000’s)	$9	$26	$10	$9
Portfolio turnover rate	40.40%	43.49%	6.31%	8.80%

aFor the period April 1, 2013 (commencement of operations) to August 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.
fBenefit of expense reduction rounds to less than 0.01%.

16 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

		TEMPLETON INCOME TRUST
		FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Bond Fund (continued)
		Year Ended August 31,
	2016	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.34	$9.79	$9.50	$10.15
Income from investment operations[b]:
Net investment income[c]	0.57	0.50	0.53	0.17
Net realized and unrealized gains (losses)	0.06	(1.33)	0.27	(0.82)
Total from investment operations	0.63	(0.83)	0.80	(0.65)
Less distributions from net investment income	(0.20)	(0.62)	(0.51)	—
Net asset value, end of year	$8.77	$8.34	$9.79	$9.50

Total return[d]	7.84%	(8.75)%	8.67%	(6.40)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	6.58%	2.01%	3.44%	4.28%
Expenses net of waiver and payments by affiliates	0.93%	0.95%	0.96%[f]	0.96%
Net investment income	6.78%	5.68%	5.45%	2.41%

Supplemental data
Net assets, end of year (000’s)	$4	$4	$5	$5
Portfolio turnover rate	40.40%	43.49%	6.31%	8.80%

aFor the period May 1, 2013 (effective date) to August 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.
fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 17

TEMPLETON INCOME TRUST
FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Bond Fund (continued)
				Year Ended
	Year Ended August 31,			August 31,
	2016	2015	2014	2013 [a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.35	$9.80	$9.51	$10.00
Income from investment operations[b]:
Net investment income[c]	0.55	0.50	0.52	0.20
Net realized and unrealized gains (losses)	0.07	(1.33)	0.28	(0.69)
Total from investment operations	0.62	(0.83)	0.80	(0.49)
Less distributions from net investment income	(0.19)	(0.62)	(0.51)	—
Net asset value, end of year	$8.78	$8.35	$9.80	$9.51

Total return[d]	7.65%	(8.69)%	8.60%	4.90%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	2.30%	2.11%	2.99%	2.16%
Expenses net of waiver and payments by affiliates	1.00%	1.00%	1.00%[f]	1.04%
Net investment income	6.71%	5.63%	5.41%	4.53%

Supplemental data
Net assets, end of year (000’s)	$353	$774	$684	$116
Portfolio turnover rate	40.40%	43.49%	6.31%	8.80%

aFor the period April 1, 2013 (commencement of operations) to August 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.
fBenefit of expense reduction rounds to less than 0.01%.

18 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

TEMPLETON INCOME TRUST

Statement of Investments, August 31, 2016
Templeton Emerging Markets Bond Fund

	Warrants			Value

Warrants 0.0%
South Africa 0.0%
[a,b] Edcon Holdings Ltd., F wts., 2/20/49	84			$—
[a,b] Edcon Holdings Ltd., F1 wts., 2/20/49	1,503,436			—
[a,b] Edcon Holdings Ltd., F2 wts., 2/20/49	121,748			—
Total Warrants (Cost $17,220)				—

	Principal
	Amount*

Foreign Government and Agency Securities 72.6%
Brazil 14.7%
Letra Tesouro Nacional, Strip, 10/01/16	100	[c]	BRL	30,635
Nota Do Tesouro Nacional,
10.00%, 1/01/21.	1,840	[c]	BRL	534,525
10.00%, 1/01/23.	100	[c]	BRL	28,386
10.00%, 1/01/25.	620	[c]	BRL	173,197
10.00%, 1/01/27.	370	[c]	BRL	101,534
[d] Index Linked, 6.00%, 5/15/19	90	[c]	BRL	81,083
[d] Index Linked, 6.00%, 8/15/20	20	[c]	BRL	18,052
[d] Index Linked, 6.00%, 8/15/22	60	[c]	BRL	54,183
[d] Index Linked, 6.00%, 5/15/23	313	[c]	BRL	283,659
[d] Index Linked, 6.00%, 8/15/24	10	[c]	BRL	9,124
senior note, 10.00%, 1/01/17	2,635	[c]	BRL	805,900
				2,120,278
Colombia 5.3%
Government of Colombia,
senior bond, 7.75%, 4/14/21	58,000,000		COP	20,591
senior bond, 9.85%, 6/28/27	13,000,000		COP	5,305
Titulos de Tesoreria,
B, 7.75%, 9/18/30.	877,000,000		COP	299,748
senior bond, B, 11.25%, 10/24/18.	107,000,000		COP	38,929
senior bond, B, 7.00%, 5/04/22	82,000,000		COP	27,341
senior bond, B, 10.00%, 7/24/24	180,000,000		COP	69,932
senior bond, B, 7.50%, 8/26/26	485,000,000		COP	163,103
senior bond, B, 6.00%, 4/28/28	332,000,000		COP	98,958
senior note, B, 7.00%, 9/11/19	65,000,000		COP	21,865
senior note, B, 11.00%, 7/24/20	59,000,000		COP	22,424
				768,196
Ethiopia 1.4%
[e] Federal Democratic Republic of Ethiopia, 144A, 6.625%, 12/11/24	200,000			195,773
Ghana 7.2%
Ghana Treasury Note, 23.95%, 11/06/17	120,000		GHS	30,270
Government of Ghana,
23.00%, 2/13/17.	30,000		GHS	7,538
25.48%, 4/24/17.	10,000		GHS	2,541
24.44%, 5/29/17.	90,000		GHS	22,756
26.00%, 6/05/17.	10,000		GHS	2,554
25.40%, 7/31/17.	30,000		GHS	7,655
23.00%, 8/21/17.	111,000		GHS	27,807
23.47%, 5/21/18.	90,000		GHS	22,571
24.50%, 10/22/18	885,000		GHS	225,075

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Annual Report

19

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Emerging Markets Bond Fund (continued)
	Principal
	Amount*			Value

Foreign Government and Agency Securities (continued)
Ghana (continued)
Government of Ghana, (continued)
24.50%, 4/22/19.	190,000		GHS	$48,152
24.50%, 5/27/19.	170,000		GHS	43,309
24.50%, 6/21/21.	530,000		GHS	137,175
senior note, 24.00%, 11/23/20	1,820,000		GHS	462,308
				1,039,711
Indonesia 7.8%
Government of Indonesia,
8.375%, 3/15/34.	1,720,000,000		IDR	140,984
FR34, 12.80%, 6/15/21	48,000,000		IDR	4,491
FR35, 12.90%, 6/15/22	8,000,000		IDR	773
FR43, 10.25%, 7/15/22	24,000,000		IDR	2,092
senior bond, FR31, 11.00%, 11/15/20	777,000,000		IDR	67,422
senior bond, FR53, 8.25%, 7/15/21	88,000,000		IDR	7,041
senior bond, FR56, 8.375%, 9/15/26.	955,000,000		IDR	78,639
senior bond, FR61, 7.00%, 5/15/22	48,000,000		IDR	3,632
senior bond, FR63, 5.625%, 5/15/23.	18,000,000		IDR	1,263
senior bond, FR69, 7.875%, 4/15/19.	104,000,000		IDR	8,074
senior bond, FR70, 8.375%, 3/15/24.	10,024,000,000		IDR	814,084
				1,128,495
Malaysia 3.3%
Government of Malaysia,
senior bond, 4.262%, 9/15/16	180,000		MYR	44,003
senior bond, 3.814%, 2/15/17	150,000		MYR	36,881
senior bond, 4.24%, 2/07/18	240,000		MYR	59,945
senior bond, 3.26%, 3/01/18	20,000		MYR	4,929
senior note, 3.394%, 3/15/17	30,000		MYR	7,368
senior note, 4.012%, 9/15/17	180,000		MYR	44,638
senior note, 0512, 3.314%, 10/31/17.	1,160,000		MYR	285,803
				483,567
Mexico 4.2%
Government of Mexico,
7.25%, 12/15/16.	12,100	[f]	MXN	64,861
7.75%, 12/14/17.	89,450	[f]	MXN	494,107
senior note, 8.50%, 12/13/18	3,700	[f]	MXN	21,033
senior note, M, 5.00%, 6/15/17.	6,400	[f]	MXN	34,119
				614,120
Montenegro 0.9%
[e] Government of Montenegro, 144A, 5.375%, 5/20/19	110,000		EUR	126,820
Philippines 1.7%
Government of the Philippines,
senior note, 5.875%, 1/31/18	20,000		PHP	445
senior note, 3.375%, 8/20/20	20,000		PHP	438
senior note, 3-21, 2.875%, 5/22/17	210,000		PHP	4,525
senior note, 5-72, 2.125%, 5/23/18	1,037,000		PHP	22,206
senior note, 7-51, 5.00%, 8/18/18	850,000		PHP	19,005
senior note, 7-56, 3.875%, 11/22/19	9,170,000		PHP	201,526
				248,145

20 Annual Report

franklintempleton.com

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Emerging Markets Bond Fund (continued)
	Principal
	Amount*		Value

Foreign Government and Agency Securities (continued)
Senegal 1.4%
[e] Government of Senegal, 144A, 6.25%, 7/30/24.	200,000		$205,065
Serbia 2.2%
Serbia Treasury Bond, 8.00%, 10/22/20	4,210,000	RSD	42,150
Serbia Treasury Note,
8.00%, 10/02/16.	6,510,000	RSD	59,227
8.00%, 3/23/17	30,000	RSD	279
8.00%, 4/06/17	60,000	RSD	558
10.00%, 5/08/17.	350,000	RSD	3,311
10.00%, 4/27/18.	18,310,000	RSD	180,921
10.00%, 3/20/21.	830,000	RSD	8,944
10.00%, 9/11/21.	2,130,000	RSD	23,163
			318,553
South Africa 4.0%
Government of South Africa,
8.00%, 1/31/30	200,000	ZAR	12,146
8.875%, 2/28/35.	590,000	ZAR	37,655
9.00%, 1/31/40	500,000	ZAR	31,840
8.75%, 1/31/44	870,000	ZAR	53,724
8.75%, 2/28/48	480,000	ZAR	29,687
R186, 10.50%, 12/21/26	5,590,000	ZAR	415,850
			580,902
Sri Lanka 0.8%
Government of Sri Lanka,
10.60%, 7/01/19.	1,260,000	LKR	8,493
10.60%, 9/15/19.	290,000	LKR	1,955
A, 7.50%, 8/15/18.	190,000	LKR	1,226
C, 8.50%, 4/01/18	15,500,000	LKR	102,637
			114,311
Ukraine 7.6%
[e] Government of Ukraine,
144A, 7.75%, 9/01/20	253,000		250,755
144A, 7.75%, 9/01/21	220,000		216,425
144A, 7.75%, 9/01/22	220,000		215,193
144A, 7.75%, 9/01/23	220,000		214,126
144A, 7.75%, 9/01/24	114,000		110,593
[a,g] 144A, VRI, GDP Linked Securities, 5/31/40	300,000		96,931
			1,104,023
Uruguay 4.3%
[h] Government of Uruguay,
Index Linked, 4.25%, 4/05/27	317,157	UYU	10,264
senior bond, Index Linked, 5.00%, 9/14/18	372,717	UYU	12,941
senior bond, Index Linked, 4.375%, 12/15/28.	2,189,779	UYU	70,385
senior bond, Index Linked, 4.00%, 7/10/30	334,674	UYU	10,210
Uruguay Notas del Tesoro,
11.00%, 3/21/17.	120,000	UYU	4,116
7, 13.25%, 4/08/18	750,000	UYU	25,687
[h] 10, Index Linked, 4.25%, 1/05/17	138,712	UYU	4,815
[h] 13, Index Linked, 4.00%, 5/25/25	104,034	UYU	3,325
[h] 18, Index Linked, 2.25%, 8/23/17	12,622,792	UYU	427,951

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Annual Report

21

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Emerging Markets Bond Fund (continued)
	Principal
	Amount*		Value

Foreign Government and Agency Securities (continued)
Uruguay (continued)
Uruguay Treasury Bill,
Strip, 4/03/17	70,000	UYU	$2,239
Strip, 5/19/17	1,510,000	UYU	47,447
			619,380
Zambia 5.8%
[e] Government of Zambia, senior bond, 144A, 8.97%, 7/30/27	460,000		453,095
[e] Government of Zambia International Bond,
144A, 5.375%, 9/20/22	210,000		184,988
144A, 8.50%, 4/14/24	200,000		196,762
			834,845
Total Foreign Government and Agency Securities (Cost $10,538,030)			10,502,184

Quasi-Sovereign and Corporate Bonds 7.4%
Costa Rica 4.4%
[b] Reventazon Finance Trust, secured bond, first lien, 144A, 8.00%, 11/15/33	600,000		637,031
Nigeria 1.1%
[e] Access Bank PLC, sub. note, 144A, 9.25% to 6/23/19, FRN thereafter, 6/24/21	200,000		161,540
Poland 1.1%
[e,i] Play Topco SA, senior note, 144A, PIK, 7.75%, 2/28/20	140,000	EUR	159,373
South Africa 0.8%
[e,j] Edcon Ltd.,
[k] senior secured note, 144A, 9.50%, 3/01/18	230,000	EUR	77,088
[i] senior secured note, 144A, PIK, 12.75%, 6/30/19.	36,216	EUR	11,490
[i] super senior secured note, 144A, PIK, 8.00%, 6/30/19	34,614	EUR	26,688
			115,266
Total Quasi-Sovereign and Corporate Bonds (Cost $1,340,421)			1,073,210
Total Investments before Short Term Investments (Cost $11,895,671)			11,575,394

Short Term Investments 19.1%
Foreign Government and Agency Securities 1.2%
Malaysia 0.7%
[l] Bank of Negara Monetary Note, 9/15/16 - 7/20/17	410,000	MYR	99,365
[l] Malaysia Treasury Bill, 1/20/17	10,000	MYR	2,418
			101,783
Philippines 0.5%
[l] Philippine Treasury Bill, 9/07/16 - 5/03/17	3,210,000	PHP	68,460
Total Foreign Government and Agency Securities (Cost $169,235)			170,243
Total Investments before Money Market Funds (Cost $12,064,906)			11,745,637

22 Annual Report

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TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Emerging Markets Bond Fund (continued)
	Shares	Value
Money Market Funds (Cost $2,598,047) 17.9%
United States 17.9%
[a,m] Institutional Fiduciary Trust Money Market Portfolio	2,598,047	2,598,047
Total Investments (Cost $14,662,953) 99.1%		14,343,684
Other Assets, less Liabilities 0.9%.		130,624
Net Assets 100.0%		$14,474,308

*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSee Note 9 regarding restricted securities.
cPrincipal amount is stated in 1,000 Brazilian Real Units.
dRedemption price at maturity is adjusted for inflation. See Note 1(f).
eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
August 31, 2016, the aggregate value of these securities was $2,902,705, representing 20.1% of net assets.
fPrincipal amount is stated in 100 Mexican Peso Units.
gThe principal represents the notional amount. See Note 1(c) regarding value recovery instruments.
hPrincipal amount of security is adjusted for inflation. See Note 1(f).
iIncome may be received in additional securities and/or cash.
jAt August 31, 2016, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at year end.
kSee Note 7 regarding defaulted securities.
lThe security was issued on a discount basis with no stated coupon rate.
mSee Note 3(f) regarding investments in affiliated management investment companies.

At August 31, 2016, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
Chilean Peso	MSCO	Buy	3,054,000	$4,615	9/02/16	$—	$(129)
Chilean Peso	MSCO	Sell	3,054,000	4,501	9/02/16	15	—
Chilean Peso	MSCO	Buy	3,054,000	4,356	9/06/16	129	—
Chilean Peso	MSCO	Sell	3,054,000	4,508	9/06/16	23	—
Euro	CITI	Sell	281,000	315,108	9/06/16	1,610	—
Chilean Peso	JPHQ	Buy	18,573,000	27,051	9/09/16	213	—
Australian Dollar	CITI	Sell	138,000	99,412	9/14/16	—	(4,243)
Australian Dollar	BOFA	Sell	763,000	569,961	9/29/16	—	(2,921)
Euro	DBAB	Sell	218,000	246,231	9/29/16	2,767	—
Philippine Peso	DBAB	Buy	2,407,100	51,840	9/30/16	—	(262)
Chilean Peso	MSCO	Buy	3,054,000	4,497	10/03/16	—	(23)
Euro	DBAB	Sell	450,800	511,027	10/03/16	7,484	—
Japanese Yen	JPHQ	Sell	10,000,000	90,225	10/06/16	—	(6,586)
Euro	DBAB	Sell	393,000	444,522	10/07/16	5,468	—
Japanese Yen	JPHQ	Sell	10,000,000	83,931	10/07/16	—	(12,884)
Chilean Peso	MSCO	Buy	13,825,000	20,590	10/11/16	—	(349)
Euro	DBAB	Sell	155,000	175,770	10/11/16	2,577	—
Ghanaian Cedi	BZWS	Buy	41,344	9,665	10/11/16	485	—
Japanese Yen	HSBK	Sell	19,800,000	166,618	10/11/16	—	(25,106)

franklintempleton.com						Annual Report	23

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Emerging Markets Bond Fund (continued)

Forward Exchange Contracts (continued)

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Japanese Yen	BZWS	Sell	10,100,000	$85,013	10/13/16	$—	$(12,793)
Japanese Yen	DBAB	Sell	9,900,000	83,354	10/13/16	—	(12,515)
Chilean Peso	DBAB	Buy	37,315,000	56,113	10/18/16	—	(1,510)
Indian Rupee	JPHQ	Buy	13,837,500	204,210	10/18/16	878	—
Chilean Peso	DBAB	Buy	17,451,500	26,498	10/25/16	—	(975)
Chilean Peso	MSCO	Buy	3,095,500	4,637	10/28/16	—	(111)
Euro	DBAB	Sell	110,000	121,403	10/31/16	—	(1,611)
Euro	BZWS	Sell	367,000	408,601	11/01/16	—	(1,835)
Chilean Peso	MSCO	Buy	13,824,000	20,862	11/07/16	—	(667)
Euro	DBAB	Sell	59,000	65,257	11/07/16	—	(743)
Euro	DBAB	Sell	137,450	154,073	11/15/16	263	—
Euro	BZWS	Sell	100,000	108,436	11/16/16	—	(3,472)
Euro	JPHQ	Sell	109,400	124,367	11/22/16	1,908	—
Indian Rupee	DBAB	Buy	53,060,000	766,091	11/23/16	16,425	—
Chilean Peso	DBAB	Buy	19,401,000	28,774	11/25/16	—	(481)
Euro	BZWS	Sell	105,000	119,402	11/25/16	1,853	—
Malaysian Ringgit	DBAB	Buy	2,630,000	638,272	11/28/16	2,623	—
South African Rand.	DBAB	Buy	1,514,711	102,417	11/29/16	—	(1,300)
South African Rand.	DBAB	Sell	1,514,711	105,314	11/29/16	4,197	—
South African Rand.	HSBK	Buy	1,498,600	101,298	11/29/16	—	(1,256)
South African Rand.	HSBK	Sell	2,412,822	166,233	11/29/16	5,161	—
Chilean Peso	CITI	Buy	18,742,000	28,120	11/30/16	—	(800)
South African Rand.	HSBK	Sell	2,100,572	146,234	11/30/16	6,034	—
Australian Dollar	JPHQ	Sell	140,000	99,635	12/12/16	—	(5,301)
Australian Dollar	JPHQ	Sell	207,000	152,748	12/13/16	—	(2,404)
Australian Dollar	CITI	Sell	139,000	102,599	12/14/16	—	(1,583)
Australian Dollar	JPHQ	Sell	70,000	50,112	12/14/16	—	(2,354)
Malaysian Ringgit	JPHQ	Buy	431,250	104,634	1/05/17	336	—
Japanese Yen	JPHQ	Sell	10,000,000	85,041	1/10/17	—	(12,194)
Japanese Yen	JPHQ	Sell	10,000,000	99,206	1/10/17	1,973	—
Euro	CITI	Sell	28,595	31,694	1/19/17	—	(403)
Euro	DBAB	Sell	128,180	141,479	1/23/17	—	(2,431)
Philippine Peso	DBAB	Buy	2,407,100	48,645	1/31/17	2,725	—
Euro	DBAB	Sell	100,000	110,332	2/03/17	—	(2,000)
Japanese Yen	JPHQ	Sell	20,400,000	176,270	2/08/17	—	(22,381)
Japanese Yen	SCNY	Sell	20,370,000	176,391	2/08/17	—	(21,968)
Japanese Yen	BZWS	Sell	20,370,000	176,631	2/09/17	—	(21,738)
Japanese Yen	JPHQ	Sell	20,420,000	176,637	2/09/17	—	(22,218)
Mexican Peso	CITI	Buy	11,210,000	595,244	2/27/17	—	(9,606)
Mexican Peso	HSBK	Buy	15,380,000	819,480	2/27/17	—	(15,990)
Mexican Peso	CITI	Buy	8,767,374	469,974	3/02/17	—	(12,092)
Malaysian Ringgit	JPHQ	Buy	291,780	70,666	3/31/17	160	—
Japanese Yen	BZWS	Sell	46,442,500	419,523	4/03/17	—	(33,998)
Malaysian Ringgit	DBAB	Buy	389,000	97,304	4/03/17	—	(2,888)
Malaysian Ringgit	JPHQ	Buy	827,050	207,084	4/03/17	—	(6,348)
Malaysian Ringgit	JPHQ	Buy	16,110	4,102	4/05/17	—	(192)
Malaysian Ringgit	DBAB	Buy	151,500	38,369	4/07/17	—	(1,603)
Malaysian Ringgit	JPHQ	Buy	239,000	61,046	4/11/17	—	(3,055)
Mexican Peso	JPHQ	Buy	6,083,000	319,477	5/30/17	—	(4,798)

24 Annual Report

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						TEMPLETON INCOME TRUST
						STATEMENT OF INVESTMENTS

Templeton Emerging Markets Bond Fund (continued)

Forward Exchange Contracts (continued)

				Contract Settlement			Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount		Date Appreciation		Depreciation
OTC Forward Exchange Contracts (continued)
Philippine Peso	DBAB	Buy	816,880	$17,161		6/30/17	$181	$—
Philippine Peso	JPHQ	Buy	823,000	17,319		7/03/17	150	—
Malaysian Ringgit	HSBK	Buy	356,895	88,542		7/21/17	—	(2,255)
Total Forward Exchange Contracts							$65,638	$(302,372)
Net unrealized appreciation (depreciation)								$(236,734)

[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.

At August 31, 2016, the Fund had the following interest rate swap contracts outstanding. See Note 1(c).

Interest Rate Swap Contracts
					Notional	Expiration	Unrealized	Unrealized
Description			Exchange		Amount	Date	Appreciation	Depreciation
Centrally Cleared Swap Contracts
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 0.926%				LCH	$960,000	10/17/17	$—	$(1,891)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 3.018%				CME	520,000	8/22/23	—	(60,003)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.914%				LCH	440,000	1/22/25	—	(19,399)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.970%				LCH	550,000	1/23/25	—	(26,671)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.973%				LCH	320,000	1/27/25	—	(15,583)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.937%				LCH	80,000	1/29/25	—	(3,656)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.942%				LCH	70,000	1/30/25	—	(3,216)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.817%				LCH	110,000	2/03/25	—	(3,933)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 3.848%				CME	300,000	8/22/43	—	(149,215)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 3.849%				CME	300,000	12/23/43	—	(152,275)
Total Interest Rate Swap Contracts							$—	$(435,842)
Net unrealized appreciation (depreciation)								$(435,842)

See Abbreviations on page 42.

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The accompanying notes are an integral part of these financial statements. | Annual Report 25

TEMPLETON INCOME TRUST

Financial Statements

Statement of Assets and Liabilities
August 31, 2016

Templeton Emerging Markets Bond Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$12,064,906
Cost - Non-controlled affiliates (Note 3f)	2,598,047
Total cost of investments	$14,662,953
Value - Unaffiliated issuers	$11,745,637
Value - Non-controlled affiliates (Note 3f)	2,598,047
Total value of investments	14,343,684
Restricted Cash (Note 1d)	50,000
Foreign currency, at value (cost $47,784)	47,478
Receivables:
Investment securities sold	3,766
Capital shares sold	16,327
Interest	300,297
Affiliates	61,223
Due from brokers	160,923
Variation margin	1,091
Unrealized appreciation on OTC forward exchange contracts	65,638
Other assets.	5
Total assets	15,050,432
Liabilities:
Payables:
Investment securities purchased	185,215
Capital shares redeemed	7
Distribution fees	1,964
Transfer agent fees	2,351
Due to brokers	50,000
Unrealized depreciation on OTC forward exchange contracts	302,372
Deferred tax	14,422
Accrued expenses and other liabilities	19,793
Total liabilities	576,124
Net assets, at value.	$14,474,308
Net assets consist of:
Paid-in capital.	$15,595,491
Undistributed net investment income	174,472
Net unrealized appreciation (depreciation)	(1,007,322)
Accumulated net realized gain (loss)	(288,333)
Net assets, at value.	$14,474,308

26 Annual Report | The accompanying notes are an integral part of these financial statements.

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TEMPLETON INCOME TRUST
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
August 31, 2016

Templeton Emerging Markets Bond Fund

Class A:
Net assets, at value.	$13,643,288
Shares outstanding	1,559,158
Net asset value per share[a]	$8.75
Maximum offering price per share (net asset value per share ÷ 95.75%)	$9.14
Class C:
Net assets, at value.	$463,967
Shares outstanding	53,172
Net asset value and maximum offering price per share[a]	$8.73
Class R:
Net assets, at value.	$9,254
Shares outstanding	1,062
Net asset value and maximum offering price per share	$8.71
Class R6:
Net assets, at value.	$4,324
Shares outstanding	493
Net asset value and maximum offering price per share	$8.77
Advisor Class:
Net assets, at value.	$353,475
Shares outstanding	40,275
Net asset value and maximum offering price per share	$8.78

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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The accompanying notes are an integral part of these financial statements. | Annual Report 27

TEMPLETON INCOME TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the year ended August 31, 2016

Templeton Emerging Markets Bond Fund

Investment income:
Interest (net of foreign taxes of $9,077)	$1,048,921
Inflation principal adjustments	91,012
Total investment income	1,139,933
Expenses:
Management fees (Note 3a)	155,381
Distribution fees: (Note 3c)
Class A	20,310
Class C	2,984
Class R	87
Transfer agent fees: (Note 3e)
Class A	16,361
Class C	558
Class R	22
Class R6	181
Advisor Class.	784
Custodian fees (Note 4)	8,402
Reports to shareholders	7,791
Registration and filing fees	64,090
Professional fees	64,010
Other	23,305
Total expenses.	364,266
Expenses waived/paid by affiliates (Notes 3f and 3g)	(193,001)
Net expenses.	171,265
Net investment income	968,668
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(1,099,173)
Foreign currency transactions	161,273
Swap contracts	(60,589)
Net realized gain (loss)	(998,489)
Net change in unrealized appreciation (depreciation) on:
Investments	1,727,066
Translation of other assets and liabilities
denominated in foreign currencies	(402,924)
Swap contracts	(292,417)
Change in deferred taxes on unrealized appreciation	(14,095)
Net change in unrealized appreciation (depreciation)	1,017,630
Net realized and unrealized gain (loss)	19,141
Net increase (decrease) in net assets resulting from operations	$987,809

28 Annual Report | The accompanying notes are an integral part of these financial statements.

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	TEMPLETON INCOME TRUST
	FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton Emerging Markets Bond Fund

	Year Ended August 31,
	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$968,668	$962,810
Net realized gain (loss)	(998,489)	(946,156)
Net change in unrealized appreciation (depreciation)	1,017,630	(1,718,477)
Net increase (decrease) in net assets resulting from operations	987,809	(1,701,823)
Distributions to shareholders from:
Net investment income:
Class A	(316,703)	(1,118,408)
Class C	(9,340)	(51,623)
Class R	(536)	(700)
Class R6	(97)	(307)
Advisor Class	(16,873)	(46,238)
Total distributions to shareholders	(343,549)	(1,217,276)
Capital share transactions: (Note 2)
Class A	(1,040,305)	(699,336)
Class C	(106,446)	(136,822)
Class R	(17,054)	18,233
Advisor Class	(446,556)	200,368
Total capital share transactions	(1,610,361)	(617,557)
Net increase (decrease) in net assets	(966,101)	(3,536,656)
Net assets:
Beginning of year.	15,440,409	18,977,065
End of year	$14,474,308	$15,440,409
Undistributed net investment income included in net assets:
End of year	$174,472	$—
Distributions in excess of net investment income included in net assets:
End of year	$—	$(1,050,851)

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The accompanying notes are an integral part of these financial statements. | Annual Report 29

TEMPLETON INCOME TRUST

Notes to Financial Statements

Templeton Emerging Markets Bond Fund

1. Organization and Significant Accounting Policies

Templeton Income Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of four separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Emerging Markets Bond Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

As approved by the Trust’s Board of Trustees (the Board) at a meeting held on July 13, 2016, the Fund’s fiscal year-end will be changed to December 31st. This will result in the Fund having a fiscal year that is shorter than a full calendar year for the period ended December 31, 2016.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Board, the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers

30 Annual Report

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TEMPLETON INCOME TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Bond Fund (continued)

a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill

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Annual Report

31

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Bond Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

c. Derivative Financial Instruments (continued)

their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to growth risk. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 10 regarding other derivative information.

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TEMPLETON INCOME TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Bond Fund (continued)

d. Restricted Cash

At August 31, 2016, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/ counterparty broker and is reflected in the Statement of Assets and Liabilities.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of August 31, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with

U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as inflation principal adjustments in the Statement of Operations.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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TEMPLETON INCOME TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Bond Fund (continued)

2. Shares of Beneficial Interest

At August 31, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

		Year Ended August 31,
		2016		2015
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	276,298	$2,325,938	364,685	$3,296,033
Shares issued in reinvestment of distributions	15,512	126,917	57,195	503,830
Shares redeemed	(424,076)	(3,493,160)	(516,102)	(4,499,199)
Net increase (decrease)	(132,266)	$(1,040,305)	(94,222)	$(699,336)
Class C Shares:
Shares sold	22,499	$187,848	41,112	$377,111
Shares issued in reinvestment of distributions	1,057	8,635	5,068	44,773
Shares redeemed	(36,622)	(302,929)	(63,558)	(558,706)
Net increase (decrease)	(13,066)	$(106,446)	(17,378)	$(136,822)
Class R Shares:
Shares sold	62	$532	2,117	$18,114
Shares issued in reinvestment of distributions	45	366	14	119
Shares redeemed	(2,176)	(17,952)	—	—
Net increase (decrease)	(2,069)	$(17,054)	2,131	$18,233
Advisor Class Shares:
Shares sold	5,209	$44,271	27,494	$240,000
Shares issued in reinvestment of distributions	2,032	16,654	5,161	45,540
Shares redeemed	(59,732)	(507,481)	(9,656)	(85,172)
Net increase (decrease)	(52,491)	$(446,556)	22,999	$200,368

3. Transactions with Affiliates
Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton
Investments. Certain officers and trustees of the Fund are also officers, and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

34 Annual Report franklintempleton.com

TEMPLETON INCOME TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Bond Fund (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.050%	Up to and including $1 billion
1.030%	Over $1 billion, up to and including $5 billion
1.010%	Over $5 billion, up to and including $10 billion
0.990%	Over $10 billion, up to and including $15 billion
0.970%	Over $15 billion, up to and including $20 billion
0.950%	In excess of $20 billion

For the year ended August 31, 2016, the effective investment management fee rate was 1.050% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	0.65%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated
brokers/dealers	$2,375
CDSC retained	$279

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Bond Fund (continued)

3. Transactions with Affiliates (continued)

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays
Investor Services transfer agent fees specific to that class.

For the year ended August 31, 2016, the Fund paid transfer agent fees of $17,906, of which $10,671 was retained by Investor
Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to September 1, 2013, the waiver was accounted for as a reduction to management fees. During the year ended August 31, 2016, the Fund held investments in affiliated management investment companies as follows:

% of
Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares	Value			Outstanding
	at Beginning	Gross	Gross	Held at End	at End	Investment	Realized	Held at End
	of Year	Additions	Reductions	of Year	of Year	Income	Gain (Loss)	of Year

Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market
Portfolio	1,371,759	8,759,752	(7,533,464)	2,598,047	2,598,047	$—	$—	0.0%[a]

[a]Rounds to less than 0.1%.

g. Waiver and Expense Reimbursements

Advisers and Investor Services have contractually agreed in advance to waive or limit their fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses, for Class A, Class C, Class R and Advisor Class of the Fund does not exceed 1.00%, and Class R6 does not exceed 0.95%
based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until December 31, 2017. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

Additionally, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until December 31, 2016.

h. Other Affiliated Transactions

At August 31, 2016, Advisers owned 60.36% of Fund’s outstanding shares. Investment activities of this shareholder could have a material impact on the Fund.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended August 31, 2016, there were no credits earned.

36 Annual Report franklintempleton.com

TEMPLETON INCOME TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Bond Fund (continued)

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At August 31, 2016, the Fund had long-term capital loss carryforwards of $182,892.

The tax character of distributions paid during the years ended August 31, 2016 and 2015, was as follows:

	2016	2015
Distributions paid from ordinary income	$343,549	$1,217,276

At August 31, 2016, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$14,794,524

Unrealized appreciation	$594,596
Unrealized depreciation	(1,045,436)
Net unrealized appreciation (depreciation)	$(450,840)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and corporate actions.

In accordance with U.S. GAAP permanent differences are reclassified among capital accounts to reflect their tax character. At the year ended August 31, 2016, such reclassifications were as follows:

Paid-in Capital.	$(1,327,014)
Undistributed net investment income	$600,205
Accumulated net realized gain (loss)	$726,809

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2016, aggregated $4,917,499 and $6,781,742, respectively.

7. Credit Risk and Defaulted Securities

At August 31, 2016, the Fund had 49.7% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held a defaulted security and/or other securities for which the income has been deemed uncollectible. At August 31, 2016, the aggregate value of this security was $77,088, representing 0.5% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The security has been identified in the accompanying Statement of Investments.

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

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TEMPLETON INCOME TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Bond Fund (continued)

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At August 31, 2016, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal
Amount/		Acquisition
Warrants	Issuer	Date	Cost	Value
84 [a] Edcon Holdings Ltd., F wts., 2/20/49		11/27/15	$1	$—
1,503,436 [a] Edcon Holdings Ltd., F1 wts., 2/20/49		11/27/15	15,929	—
121,748 [a] Edcon Holdings Ltd., F2 wts., 2/20/49		11/27/15	1,290	—
600,000	Reventazon Finance Trust, secured bond, first lien, 144A, 8.00%, 11/15/33	12/18/13	600,000	637,031
	Total Restricted Securities (Value is 4.4% of Net Assets)		$617,220	$637,031

[a]The Fund also invests in unrestricted securities of the issuer, valued at $115,266 as of August 31, 2016.

10. Other Derivative Information

At August 31, 2016, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and		Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value	Liabilities Location	Fair Value

Interest rate contracts	Variation margin	$—	Variation margin	$435,842	[a]

Foreign exchange contracts	Unrealized appreciation on	65,638	Unrealized depreciation on	302,372
	OTC forward exchange		OTC forward exchange
	contracts		contracts

Value recovery instruments	Investments in securities, at	96,931	Investments in securities, at	—
	value		value
Totals		$162,569		$738,214

[a]This amount reflects the cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

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TEMPLETON INCOME TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Bond Fund (continued)

For the year ended August 31, 2016, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

				Net Change in
				Unrealized
Derivative Contacts		Net Realized		Appreciation
Not Accounted for as	Statement of	Gain (Loss) for	Statement of	(Depreciation)
Hedging Instruments	Operations Locations	the Year	Operations Locations	for the Year

	Net realized gain (loss) from:		Net change in unrealized
			appreciation (depreciation) on:
Interest rate contracts	Swap contracts	$(60,589)	Swap contracts	$(292,417)
Foreign exchange contracts.	Foreign currency transactions	95,868	Translation of other assets and	(407,449)[a]
			liabilities denominated in
			foreign currencies
Value recovery instruments	Investments	—	Investments	(23,381)

Totals		$35,279		$(723,247)

[a]Forward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the year ended August 31, 2016, the average month end fair value of derivatives represented 5.2% of average month end net assets. The average month end number of open derivatives contracts for the year was 80.

At August 31, 2016, the Fund’s OTC derivative assets and liabilities, are as follows:

	Gross Amounts
	of Assets and Liabilities
	Presented in the
	Statement of Assets and
	Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$65,638	$302,372

[a]Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At August 31, 2016, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross
	Amounts of	Financial	Financial
	Assets Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Received	Received[b]	than zero)
Counterparty
BOFA.	$—	$—	$—	$—	$—
BZWS	2,338	(2,338)	—	—	—
CITI	1,610	(1,610)	—	—	—
DBAB	44,710	(28,319)	—	(16,391)	—
HSBK	11,195	(11,195)	—	—	—
JPHQ.	5,618	(5,618)	—	—	—
MSCO	167	(167)	—	—	—
SCNY	—	—	—	—	—
Total	$65,638	$(49,247)	$—	$(16,391)	$—

[b]In some instances, the collateral amount disclosed in the table above was adjusted due to the requirement to limit collateral amount to avoid the effect of overcollateral-
ization. Actual collateral received and/or pledged may be more than the amount disclosed herein.

franklintempleton.com Annual Report 39

TEMPLETON INCOME TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Bond Fund (continued)

10. Other Derivative Information (continued)

At August 31, 2016, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross
	Amounts of	Financial	Financial
	Liabilities Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Pledged	Pledged	than zero)
Counterparty
BOFA	$2,921	$—	$—	$—	$2,921
BZWS.	73,836	(2,338)	—	—	71,498
CITI	28,727	(1,610)	—	—	27,117
DBAB	28,319	(28,319)	—	—	—
HSBK	44,608	(11,195)	—	—	33,413
JPHQ	100,714	(5,618)	—	—	95,096
MSCO	1,279	(167)	—	—	1,112
SCNY	21,968	—	—	—	21,968
Total.	$302,372	$(49,247)	$—	$—	$253,125

See Abbreviations on page 42.

11. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the year ended August 31, 2016, the Fund did not use the Global Credit Facility.

12. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from The independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

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TEMPLETON INCOME TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Bond Fund (continued)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of August 31, 2016, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:
South Africa	$—	$—	$—	$—
Foreign Government and Agency Securities[a]	—	10,502,184	—	10,502,184
Quasi-Sovereign and Corporate Bonds[b]	—	436,179	637,031	1,073,210
Short Term Investments	2,598,047	170,243	—	2,768,290
Total Investments in Securities	$2,598,047	$11,108,606	$637,031	$14,343,684

Other Financial Instruments:
Forward Exchange Contracts	$—	$65,638	$—	$65,638

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$302,372	$—	$302,372
Swap Contracts.	—	435,842	—	435,842
Total Other Financial Instruments	$—	$738,214	$—	$738,214

aFor detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year. At August 31, 2016, the reconciliation of assets is as follows:

										Net Change in
										Unrealized
										Appreciation
					Transfers		Net	Net		(Depreciation)
	Balance at				Into		Realized	Unrealized	Balance	on Assets
	Beginning of				(Out of)	Cost Basis	Gain	Appreciation	at End	Held at
	Year	Purchases		Sales	Level 3	Adjustments	(Loss)	(Depreciation)	of Year	Year End
Assets:
Investments in Securities:
Warrants	$—	$17,220	[a]	$—	$—	$—	$—	$(17,220) $ —		$(17,220)
Quasi-Sovereign
and Corporate
Bonds	594,953	—		—	—	—	—	42,078	637,031	42,078
Total Investments in Securities	$594,953	$17,220		$—	$—	$—	$—	$24,858	$637,031	$24,858
[a]May include amounts related to a corporate action.

franklintempleton.com Annual Report 41

TEMPLETON INCOME TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Bond Fund (continued)

12. Fair Value Measurements (continued)

Significant unobservable valuation inputs developed by the VC for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of August 31, 2016, are as follows:

	Fair				Impact to
	Value at				Fair Value
	End of				if Input
Description	Year	Valuation Technique	Unobservable Input	Amount	Increases[a]

Assets:
Investments in Securities:
Quasi-Sovereign and		Discounted cash flow	Discount rate[b]	7.2%	Decrease
Corporate Bonds	$637,031	model

[a]Represents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.
[b]The discount rate is comprised of the risk-free rate, the 10-year Costa Rican CDS curve, and an incremental credit spread that combines with the first two components to arrive at an 8% yield on issue date for an 8% coupon bond issued at par.

13. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty/Exchange		Currency		Selected Portfolio
BOFA	Bank of America Corp.	BRL	Brazilian Real	FRN	Floating Rate Note
BZWS	Barclays Bank PLC	COP	Colombian Peso	GDP	Gross Domestic Product
CITI	Citigroup, Inc.	EUR	Euro	PIK	Payment-In-Kind
CME	Chicago Mercantile Exchange	GHS	Ghanaian Cedi	VRI	Value Recovery Instruments
DBAB	Deutsche Bank AG	IDR	Indonesian Rupiah
HSBK	HSBC Bank PLC	LKR	Sri Lankan Rupee
JPHQ	JPMorgan Chase & Co.	MXN	Mexican Peso
LCH	LCH Clearnet LLC	MYR	Malaysian Ringgit
MSCO	Morgan Stanley & Co.	PHP	Philippine Peso
SCNY	Standard Chartered Bank	RSD	Serbian Dinar
		UYU	Uruguayan Peso
		ZAR	South African Rand

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TEMPLETON INCOME TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Templeton Income Trust and Shareholders of Templeton Emerging Markets Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Emerging Markets Bond Fund (the "Fund") at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 19, 2016

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TEMPLETON INCOME TRUST

Tax Information (unaudited)

Templeton Emerging Markets Bond Fund

At August 31, 2015, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code (Code). This written statement will allow shareholders of record on September 14, 2015, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to Class A, Class C, Class R, Class R6 and Advisor Class shareholders of record.

	Foreign Tax Paid	Foreign Source	Foreign Source Qualified
Class	Per Share	Income Per Share	Dividends Per Share

Class A	$0.0017	$0.5707	$—
Class C	$0.0017	$0.5151	$—
Class R	$0.0017	$0.5639	$—
Class R6	$0.0017	$0.5891	$—
Advisor Class	$0.0017	$0.5857	$—

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2016, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2015. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2015 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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TEMPLETON INCOME TRUST

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton
Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1992	145	Bar-S Foods (meat packing company)
300 S.E. 2nd Street				(1981-2010).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)	Trustee	Since 2008	42	Ares Capital Corporation (specialty
300 S.E. 2nd Street				finance company) (2010-present),
Fort Lauderdale, FL 33301-1923				United Natural Foods, Inc. (distributor
of natural, organic and specialty foods)
(2013-present), Allied Capital
Corporation (financial services)
(2003-2010), SLM Corporation (Sallie
Mae) (1997-2014) and Navient
Corporation (loan management,
servicing and asset recovery)
(2014-2016).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Edith E. Holiday (1952)	Lead	Trustee since	145	Hess Corporation (exploration and
300 S.E. 2nd Street	Independent	2001 and Lead		refining of oil and gas) (1993-present),
Fort Lauderdale, FL 33301-1923	Trustee	Independent		Canadian National Railway (railroad)
		Trustee since 2007		(2001-present), White Mountains
Insurance Group, Ltd. (holding
company) (2004-present), RTI
International Metals, Inc. (manufacture
and distribution of titanium)
(1999-2015) and H.J. Heinz Company
(processed foods and allied products)
(1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison - United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	145	Boeing Capital Corporation (aircraft
300 S.E. 2nd Street				financing) (2006-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present);
and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949)	Trustee	Since 2005	42	Emeritus Corporation (assisted living)
300 S.E. 2nd Street				(1999-2010) and OSI Pharmaceuticals,
Fort Lauderdale, FL 33301-1923				Inc. (pharmaceutical products)
(2006-2010).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer,
Dillon, Read & Co. Inc. (1982-1997).

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TEMPLETON INCOME TRUST

Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Frank A. Olson (1932)	Trustee	Since 2003	145	Hess Corporation (exploration and
300 S.E. 2nd Street				refining of oil and gas) (1998-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June–December 1987).

Larry D. Thompson (1945)	Trustee	Since 2005	145	The Southern Company (energy
300 S.E. 2nd Street				company) (2014-present; previously
Fort Lauderdale, FL 33301-1923				2010-2012), Graham Holdings
				Company (education and media
				organization) (2011-present) and
				Cbeyond, Inc. (business
				communications provider)
				(2010-2012).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present;
previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc.
(consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011);
Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003)

Constantine D. Tseretopoulos	Trustee	Since 2003	26	None
(1954)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and
formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).

Robert E. Wade (1946)	Trustee	Since 2006	42	El Oro Ltd (investments)
300 S.E. 2nd Street				(2003-present).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

Interested Board Members and Officers

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	161	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

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TEMPLETON INCOME TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	145	None
One Franklin Parkway	the Board,	Board and Trustee
San Mateo, CA 94403-1906	Trustee and	since 2013 and
	Vice President	Vice President
since 1996
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief Executive Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and
officer of 45 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948)	Vice President	Since May 2016	Not Applicable	Not Applicable
One Franklin Parkway	– AML
San Mateo, CA 94403-1906	Compliance
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton
Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy	President and	Since 2002	Not Applicable	Not Applicable
(1962)	Chief Executive
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

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TEMPLETON INCOME TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the
South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Mark H. Otani (1968)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Navid J. Tofigh (1972)	Vice President	Since November	Not Applicable	Not Applicable
One Franklin Parkway		2015
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Secretary and	Secretary since	Not Applicable	Not Applicable
300 S.E. 2nd Street	Vice President	2013 and Vice
Fort Lauderdale, FL 33301-1923		President since
2011
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

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TEMPLETON INCOME TRUST

Interested Board Members and Officers (continued)

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director ofFranklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective May 13, 2016, Frank J. Crothers ceased to be a trustee of the Trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms.
Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Ares Capital Corporation (2010-present) and United
Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital
Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of
US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceu-
ticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial
Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and
Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

franklintempleton.com Annual Report 49

TEMPLETON INCOME TRUST

TEMPLETON EMERGING MARKETS BOND FUND

Shareholder Information

Board Review of Investment Management

At a meeting held May 17, 2016, the Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “non-interested Trustees” or “independent Trustees”), approved renewal of the investment management agreements for each of the separate funds comprising the Templeton Income Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by each Investment Manager (Managers) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Broadridge report, which utilized data from Lipper Inc. (Lipper), compared the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by each Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of each Manager. The Board also received a report on all marketing support payments made by FTI to financial intermediaries during the past year, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Funds, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of such Funds and their shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by each Manager and its affiliates to each Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided to Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Among other factors taken into account by the Board were each Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered global foreign exchange transactions. Consideration was also given to the experience of the Funds’ portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be

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TEMPLETON INCOME TRUST
TEMPLETON EMERGING MARKETS BOND FUND
SHAREHOLDER INFORMATION

invested in a pre-designated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided to Fund shareholders by an affiliate of the Manager and steps taken by FTI to enhance analytical support to the investment management groups and provide additional oversight of liquidity risk and complex securities. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued introduction of new funds and reassessment of the fund offerings in response to the market environment.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Broadridge report furnished for the agreement renewals. The following summarizes the performance result for the Fund as shown in the Broadridge report.

The Broadridge report for Templeton Emerging Markets Bond Fund showed the investment performance of its Class A shares in comparison to a performance universe consisting of the Fund and all retail and institutional emerging markets hard currency debt funds as selected by Lipper. The Fund has only been in operation for two full years and the Broadridge report showed the Fund’s total return on an annualized basis for the one year period ended February 29, 2016 to be in the second-lowest performing quintile of its Lipper performance universe. The Board found the Fund’s performance to be acceptable, noting the Fund’s limited period of operation and its comparative improvement over last year’s performance.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility.

While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The contractual management fee rate of Templeton Emerging Markets Bond Fund was above the median of its Lipper expense group, however the actual total expense ratio was below the median of the applicable expense group, after a waiver of fees by management. The Board found such comparative expenses to be acceptable, noting Templeton Emerging Markets Bond Fund’s small size and limited period of operation.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Managers and their affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2015, being the most recent fiscal year-end for Franklin Resources, Inc., the Managers’ parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Managers to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type

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Annual Report

51

TEMPLETON INCOME TRUST

TEMPLETON EMERGING MARKETS BOND FUND

SHAREHOLDER INFORMATION

of mutual fund operations conducted by the Managers and their affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley Act of 2002 and Dodd-Frank Wall Street Reform and Consumer Protection Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Managers and their affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from personnel and systems enhancements necessitated by fund growth, increased leverage with the service providers and counterparties, allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Managers and their affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Managers as a fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Managers realizing a larger profit margin on management services provided to such Fund. The Board also noted that economies of scale are shared with a Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The investment management agreement for Templeton Emerging Markets Bond Fund provides a fee at the rate of 1.05% on the first $1 billion of net assets; 1.03% on the next $4 billion of net assets; 1.01% on the next $5 billion of net assets; with breakpoints continuing thereafter reaching 0.95% on net assets in excess of $20 billion. The assets of Templeton Emerging Markets Bond Fund were approximately

$15.5 million. The Board believed it unlikely that meaningful economies of scale existed at such asset levels, noting that the expenses of the Fund were subsidized by Management.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

52 Annual Report

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GOF P11 09/16

SUPPLEMENT DATED SEPTEMBER 26, 2016

TO THE CURRENTLY EFFECTIVE PROSPECTUS

OF

EACH OF THE LISTED FUNDS

Templeton IncomeTrust

Templeton Emerging Markets Bond Fund

Templeton Global Bond Fund

Templeton Global Total Return Fund

Templeton International Bond Fund

Templeton Global Investment Trust

Templeton Emerging Markets Balanced Fund

Templeton Global Balanced Fund

The Prospectus is amended as follows:

I. Effective December 31, 2016, as approved by the board of trustees at a meeting held on July 13, 2016, each of the Funds’ fiscal year ends will be changed to December 31. As a result, each Fund will experience a shortened fiscal year covering the transitional period between the Fund’s current fiscal year end and December 31, 2016.

II. Effective December 31, 2016, Templeton Global Bond Fund, which has historically sought to pay a level distribution amount from net investment income on a monthly basis, will implement a variable pay distribution policy. The Fund will continue to seek to pay any distributions from net investment income on a monthly basis. Capital gains, if any, may be paid at least annually. The Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions.

Please keep this supplement with your Prospectus for future reference.

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Annual Report and Shareholder Letter
Templeton Emerging Markets Bond Fund

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2016 Franklin Templeton Investments. All rights reserved.	072 A 10/16

Annual Report
and Shareholder Letter
August 31, 2016

Templeton Global Bond Fund

A SERIES OF TEMPLETON INCOME TRUST

Sign up for electronic delivery at franklintempleton.com/edelivery

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2 Annual Report

franklintempleton.com

Annual Report

Templeton Global Bond Fund

This annual report for Templeton Global Bond Fund covers the fiscal year ended August 31, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks current income with capital appreciation and growth of income. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds, predominantly those issued by governments, government-related entities and government agencies located around the world. Bonds include debt securities of any maturity, such as bonds, notes, bills and debentures.

Performance Overview

For the 12 months under review, the Fund’s Class A shares had a -0.15% cumulative total return. In comparison, global government bonds, as measured by the Fund’s benchmark, the Citigroup World Government Bond Index (WGBI), posted cumulative total returns of +7.20% in local currency terms and +9.83% in U.S. dollar terms for the same period.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

Global markets experienced periods of heightened volatility during the 12-month period, as declines in oil prices and concerns about global growth appeared to have negative effects on investor sentiment at times. Conditions in China also had significant influence on global markets. However, contrary to the dire concerns held by a number of market participants, we viewed the country’s moderation of growth as an inevitable and reasonable normalization for an economy of its size, and held the view that China’s growth would remain around its 6% to

7% expansionary pace. Nonetheless, risk aversion persisted at the beginning of the period before eventually diminishing in October, as several emerging market currencies rebounded and appreciated against the U.S. dollar, while the euro and the Japanese yen depreciated.

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) or unsettled trades and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.
**Includes foreign treasury bills, U.S. government agency securities, money market funds and net other assets less liabilities.

After postponing action in September and October, the U.S. Federal Reserve (Fed) finally raised its policy rate by 25 basis points (0.25%) at its December 2015 meeting, marking the first increase in the federal funds rate since 2006 and the first non-zero rate policy since 2008. Despite the move toward tightening policy, the Federal Open Market Committee stressed that U.S. monetary policy would remain highly accommodative and that the pace of future increases would be gradual. Although bond yields initially shifted higher across much of Europe, Asia ex-Japan and Latin America in December, they subsequently declined during the first two months of 2016 as risk aversion returned and oil prices dropped below US$30 per barrel.

Despite the return of market pessimism, we continued to believe that fears of global deflation were unwarranted and that markets were overestimating the extent to which lower headline

1. Source: Morningstar.
The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.
The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 19.

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TEMPLETON GLOBAL BOND FUND

inflation reflected structurally weaker global demand. Supply factors were the main driver behind falling energy and commodity prices, by our assessment, which in turn pushed headline inflation lower. These were short-term effects, and we viewed their disinflationary impact as a factor that should wane as commodity prices stabilize. The belief that inflation had become structurally lower appeared to lead several investors to take a complacent view on interest rates, yet markets remained in a vulnerable phase of the yield cycle, by our assessment. Underlying inflation in the U.S. was not adequately priced into bond yields during the period, in our view, and we were wary

Geographic Breakdown*

Based on Total Net Assets as of 8/31/16

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) or unsettled trades and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

**The Fund’s euro area investments were in Portugal.

***The Fund’s supranational investment was denominated in the Mexican peso.

of the lack of inflation being priced into bond yields across the globe. We believed there were more risks of inflation moving up than down, yet markets appeared to price in deflation and downside risks.

Additionally, during January and February, markets appeared to regard emerging economies as being in near-crisis condition, reacting as if conditions were worse than the 2008 global financial crisis or the Asian financial crisis of 1997 and 1998. However, several emerging market economies were in far better shape, by our assessment, with larger foreign reserves and more diversified, growing economies. We were focused on a number of opportunities in emerging market currencies on the conviction that the broad fears of a systemic crisis across the asset class were exaggerated. Over the final weeks of February, risk appetites returned and several local-currency markets rallied, creating a positive trend for global markets that largely carried into March and April.

The Fed passed on raising interest rates at its March and April meetings while indicating that rate hikes would likely be more gradual than previously envisioned at the end of 2015, reducing the number of projected rate hikes for 2016 from four to two. The result of the Fed’s dovishness was an implicit easing of policy, as markets essentially eliminated previously priced-in rate hikes for the year. Consequently, the U.S. dollar weakened as the Japanese yen and the euro notably strengthened. We believed the periods of yen and euro strength would prove temporary and that fundamentals would ultimately re-emerge. We also believed that a firmer commitment to rate hikes in the U.S. would fortify the divergences in monetary policies between the easings of the European Central Bank and Bank of Japan, and the Fed’s tightening.

Market expectations for U.S. interest rate hikes increased sharply after hawkish-sounding comments were released in the Fed meeting minutes on May 18, leading yields to temporarily surge higher. However, in late June, U.K. voters approved the “Brexit” referendum to leave the European Union, which caused global markets to retreat into a state of heightened risk aversion. Yields declined to historic lows in the eurozone and the U.S. during the first eight days of July, before markets relatively stabilized by mid-month. A number of local-currency emerging markets rebounded in the second half of July, and Fed Chair Janet Yellen’s comments at Jackson Hole at the end of August added support to higher yield levels.

Investment Strategy

We invest selectively in bonds around the world based upon our assessment of changing market, political and economic conditions. While seeking opportunities, we monitor various factors including changes in interest rates, currency exchange rates and credit risks. We seek to manage the Fund’s exposure to various currencies and regularly use currency forward contracts and other derivative instruments.

What is a currency forward contract?
A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

Manager’s Discussion

On the whole, we continued to position our strategies for rising rates by maintaining low portfolio duration and aiming at a

4 Annual Report

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TEMPLETON GLOBAL BOND FUND

Currency Breakdown*
8/31/16
% of Total
Net Assets
Americas	155.1%
U.S. Dollar	111.3%
Mexican Peso	23.6%
Brazilian Real	14.6%
Chilean Peso	2.8%
Colombian Peso	2.7%
Peruvian Neuvo Sol	0.1%
Asia Pacific	-12.1%
Malaysian Ringgit	15.8%
Indonesian Rupiah	11.5%
Indian Rupee	8.4%
Philippine Peso	2.9%
Sri Lankan Rupee	0.6%
South Korean Won	-0.3%
Australian Dollar	-9.5%
Japanese Yen	-41.5%
Europe	-43.0%
Polish Zloty	3.8%
Euro	-46.8%
*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) or unsettled trades and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

negative correlation with U.S. Treasury returns. We also continued to actively seek select duration exposures that we believe can offer positive real yields without taking undue interest-rate risk, favoring countries that we believe have solid underlying fundamentals and prudent fiscal, monetary and financial policies. When investing globally, investment opportunities may take time to materialize, which may require weathering short-term volatility as the longer term investing theses develop. During the period we shifted out of markets that we were previously contrarian on to reallocate to positions that we believe have fundamentally attractive valuations for the medium term ahead. We also maintained our exposures to several of our strongest investment convictions and added to those types of positions as prices became cheaper during periods of heightened volatility. Despite the persistence of volatility during the period, we remained encouraged by the vast set of what we considered fundamentally attractive valuations across the local currency markets. We were positioned for depreciation of the euro and the Japanese yen, rising U.S. Treasury yields, and currency appreciation in select emerging markets. During the period, we used currency forward contracts to actively manage exposure to currencies. We also used interest rate swaps to tactically manage duration exposures.

What is duration?
Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

What is an interest rate swap?
An interest rate swap is an agreement between two parties to exchange interest rate payment obligations, generally one
based on an interest rate fixed to maturity and the other based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime,
commercial paper or other benchmarks).

During the period, the Fund’s absolute performance benefited from interest rate strategies and sovereign credit exposures. Currency positions detracted from absolute return. The Fund maintained a defensive approach regarding interest rates in developed and emerging markets. Select duration exposures in Latin America (Brazil) and Asia ex-Japan (Indonesia) contributed to absolute performance. However, negative duration exposure to U.S. Treasuries, through the use of interest rate swaps, detracted from absolute return. Among currencies, the Fund’s net-negative position in the Japanese yen, through the use of currency forward contracts, detracted from absolute performance. However, the Fund’s net-negative position in the euro, also through the use of currency forward contracts, contributed to absolute return, as did currency positions in Latin America (Brazilian real) and Asia-ex Japan (Indonesian rupiah and Malaysian ringgit).

On a relative basis, major factors contributing to the Fund’s underperformance included interest rate strategies followed by currency positions, while sovereign credit exposures contributed to relative performance. Underweighted duration exposures to the U.S., eurozone, Japan and the U.K. detracted from relative return. However, overweighted duration exposures to Asia ex-Japan (Indonesia) and Latin America (Brazil) contributed. Among currencies, underweighted positions in the Japanese yen and the Australian dollar detracted from relative return. However, underweighted positions in the British pound and the euro contributed. Overweighted currency positions in Latin America (Brazilian

franklintempleton.com Annual Report 5

TEMPLETON GLOBAL BOND FUND

real) and Asia ex-Japan (Indonesian rupiah and Malaysian
ringgit) also contributed to relative performance.

Thank you for your continued participation in Templeton
Global Bond Fund. We look forward to serving your future
investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no
representation or warranty as to their completeness or accuracy.
Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6 Annual Report franklintempleton.com

TEMPLETON GLOBAL BOND FUND

Performance Summary as of August 31, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	8/31/16	8/31/15		Change
A (TPINX)	$11.32	$11.66	-$	0.34
C (TEGBX)	$11.35	$11.69	-$	0.34
R (FGBRX)	$11.32	$11.66	-$	0.34
R6 (FBNRX)	$11.28	$11.62	-$	0.34
Advisor (TGBAX)	$11.28	$11.62	-$	0.34

Distributions[1] (9/1/15–8/31/16)
	Dividend	Tax Return
Share Class	Income	of Capital		Total
A	$0.1200	$0.2000		$0.3200
C	$0.1044	$0.1698		$0.2742
R	$0.1104	$0.1810		$0.2914
R6	$0.1353	$0.2307		$0.3660
Advisor	$0.1297	$0.2188		$0.3485

See page 11 for Performance Summary footnotes.

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Annual Report

7

TEMPLETON GLOBAL BOND FUND
PERFORMANCE SUMMARY

Performance as of 8/31/162

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;
Class R/R6/Advisor Class: no sales charges.

			Value of	Average Annual	Total Annual Operating Expenses[7]
	Cumulative	Average Annual	$10,000	Total Return
Share Class	Total Return[3]	Total Return[4]	Investment[5]	(9/30/16)[6]	(with waiver)	(without waiver)
A					0.89%	0.91%
1-Year	-0.15%	-4.42%	$9,558	-3.79%
5-Year	+6.67%	+0.43%	$10,217	+1.86%
10-Year	+85.59%	+5.92%	$17,768	+5.77%
C					1.29%	1.31%
1-Year	-0.55%	-1.52%	$9,848	-0.96%
5-Year	+4.62%	+0.91%	$10,462	+2.32%
10-Year	+78.45%	+5.96%	$17,845	+5.81%
R					1.14%	1.16%
1-Year	-0.40%	-0.40%	$9,960	+0.17%
5-Year	+5.34%	+1.05%	$10,534	+2.48%
Since Inception (2/2/09)	+47.31%	+5.25%	$14,731	+5.00%
R6					0.51%	0.53%
1-Year	+0.25%	+0.25%	$10,025	+0.84%
3-Year	+3.12%	+1.03%	$10,312	-0.25%
Since Inception (5/1/13)	-2.87%	-0.87%	$9,713	-1.23%
Advisor					0.64%	0.66%
1-Year	+0.10%	+0.10%	$10,010	+0.68%
5-Year	+8.04%	+1.56%	$10,804	+2.99%
10-Year	+90.48%	+6.66%	$19,048	+6.50%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 11 for Performance Summary footnotes.

8 Annual Report franklintempleton.com

TEMPLETON GLOBAL BOND FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (9/1/06–8/31/16)

$20,000
$15,000
$10,000
$5,000
9/06
8/08
8/10
8/12
8/14
8/16
$17,768
$14,806
$11,812
Templeton Global Bond Fund
Citigroup WGBI
Consumer Price Index

Average Annual Total Return

Class A	8/31/16
1-Year	-4.42%
5-Year	+0.43%
10-Year	+5.92%

Class C (9/1/06–8/31/16)

$20,000
$15,000
$10,000
$5,000
9/06
8/08
8/10
8/12
8/14
8/16
$17,845
$14,806
$11,812
Templeton Global Bond Fund
Citigroup WGBI
Consumer Price Index

Average Annual Total Return

Class C	8/31/16
1-Year	-1.52%
5-Year	+0.91%
10-Year	+5.96%

See page 11 for Performance Summary footnotes.

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TEMPLETON GLOBAL BOND FUND
PERFORMANCE SUMMARY

See page 11 for Performance Summary footnotes.

10 Annual Report franklintempleton.com

TEMPLETON GLOBAL BOND FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Currency rates may fluctuate significantly over short periods of time and can reduce returns. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio that may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits and may realize losses when a counterparty fails to perform as promised. The markets for particular securities or types of securities are or may become relatively illiquid. Reduced liquidity will have an adverse impact on the security’s value and on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific market event. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainties. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a government entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due. Investments in lower rated bonds include higher risk of default and loss of principal. Changes in interest rates will affect the value of the Fund’s portfolio and its share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund is nondiversified, which involves the risk of greater price fluctuation than a more diversified portfolio. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income and tax return of capital.
2. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through its current fiscal year-end. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Source: Morningstar. The Citigroup WGBI is a market capitalization-weighted index consisting of investment-grade world government bond markets.
9. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

TEMPLETON GLOBAL BOND FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

12 Annual Report

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			TEMPLETON GLOBAL BOND FUND
			YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 3/1/16	Value 8/31/16	Period* 3/1/16–8/31/16
A
Actual	$1,000	$1,034.30	$4.60
Hypothetical (5% return before expenses)	$1,000	$1,020.61	$4.57
C
Actual	$1,000	$1,032.20	$6.64
Hypothetical (5% return before expenses)	$1,000	$1,018.60	$6.60
R
Actual	$1,000	$1,033.00	$5.88
Hypothetical (5% return before expenses)	$1,000	$1,019.36	$5.84
R6
Actual	$1,000	$1,036.60	$2.51
Hypothetical (5% return before expenses)	$1,000	$1,022.67	$2.49
Advisor
Actual	$1,000	$1,035.80	$3.33
Hypothetical (5% return before expenses)	$1,000	$1,021.87	$3.30

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.90%;
C: 1.30%; R: 1.15%; R6: 0.49%; and Advisor: 0.65%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

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13

TEMPLETON INCOME TRUST

Financial Highlights
Templeton Global Bond Fund
		Year Ended August 31,
	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.66	$13.41	$12.68	$13.12	$13.81
Income from investment operations[a]:
Net investment income[b]	0.42	0.34	0.37	0.38	0.43
Net realized and unrealized gains (losses)	(0.44)	(1.24)	0.84	0.04	(0.24)
Total from investment operations	(0.02)	(0.90)	1.21	0.42	0.19
Less distributions from:
Net investment income and net foreign currency gains	(0.12)	(0.82)	(0.48)	(0.69)	(0.80)
Net realized gains	—	(0.03)	(—)[c]	(0.17)	(0.08)
Tax return of capital.	(0.20)	—	—	—	—
Total distributions	(0.32)	(0.85)	(0.48)	(0.86)	(0.88)
Net asset value, end of year.	$11.32	$11.66	$13.41	$12.68	$13.12

Total return[d]	(0.15)%	(6.96)%	9.71%	3.09%	1.75%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.93%	0.90%	0.90%	0.86%	0.89%
Expenses net of waiver and payments by affiliates	0.90%[e]	0.88%	0.89%[e]	0.86%[e]	0.89%
Net investment income	3.66%	2.68%	2.83%	2.84%	3.30%

Supplemental data
Net assets, end of year (000’s)	$13,759,572	$19,063,126	$23,897,947	$25,959,296	$24,338,274
Portfolio turnover rate	49.70%	43.19%	35.18%	42.39%	41.70%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of expense reduction rounds to less than 0.01%.

14 Annual Report | The accompanying notes are an integral part of these financial statements.

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			TEMPLETON INCOME TRUST
			FINANCIAL HIGHLIGHTS

Templeton Global Bond Fund (continued)
		Year Ended August 31,
	2016	2015	2014	2013	2012
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.69	$13.44	$12.70	$13.14	$13.84
Income from investment operations[a]:
Net investment income[b]	0.37	0.29	0.32	0.33	0.38
Net realized and unrealized gains (losses)	(0.44)	(1.24)	0.84	0.04	(0.25)
Total from investment operations	(0.07)	(0.95)	1.16	0.37	0.13
Less distributions from:
Net investment income and net foreign currency gains	(0.10)	(0.77)	(0.42)	(0.64)	(0.75)
Net realized gains	—	(0.03)	(—)[c]	(0.17)	(0.08)
Tax return of capital.	(0.17)	—	—	—	—
Total distributions	(0.27)	(0.80)	(0.42)	(0.81)	(0.83)
Net asset value, end of year.	$11.35	$11.69	$13.44	$12.70	$13.14

Total return[d]	(0.55)%	(7.32)%	9.33%	2.67%	1.26%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.33%	1.30%	1.30%	1.26%	1.29%
Expenses net of waiver and payments by affiliates	1.30%[e]	1.28%	1.29%[e]	1.26%[e]	1.29%
Net investment income	3.26%	2.28%	2.43%	2.44%	2.90%

Supplemental data
Net assets, end of year (000’s)	$4,430,727	$6,171,509	$8,216,911	$8,956,685	$8,965,274
Portfolio turnover rate	49.70%	43.19%	35.18%	42.39%	41.70%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 15

TEMPLETON INCOME TRUST
FINANCIAL HIGHLIGHTS

Templeton Global Bond Fund (continued)
		Year Ended August 31,
	2016	2015	2014	2013	2012
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.66	$13.41	$12.67	$13.11	$13.81
Income from investment operations[a]:
Net investment income[b]	0.39	0.31	0.34	0.34	0.39
Net realized and unrealized gains (losses)	(0.44)	(1.24)	0.84	0.05	(0.25)
Total from investment operations	(0.05)	(0.93)	1.18	0.39	0.14
Less distributions from:
Net investment income and net foreign currency gains	(0.11)	(0.79)	(0.44)	(0.66)	(0.76)
Net realized gains	—	(0.03)	(—)[c]	(0.17)	(0.08)
Tax return of capital.	(0.18)	—	—	—	—
Total distributions	(0.29)	(0.82)	(0.44)	(0.83)	(0.84)
Net asset value, end of year.	$11.32	$11.66	$13.41	$12.67	$13.11

Total return	(0.40)%	(7.19)%	9.52%	2.83%	1.42%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.18%	1.15%	1.15%	1.11%	1.14%
Expenses net of waiver and payments by affiliates	1.15%[d]	1.13%	1.14%[d]	1.11%[d]	1.14%
Net investment income	3.41%	2.43%	2.58%	2.59%	3.05%

Supplemental data
Net assets, end of year (000’s)	$319,155	$358,318	$367,660	$297,364	$210,580
Portfolio turnover rate	49.70%	43.19%	35.18%	42.39%	41.70%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dBenefit of expense reduction rounds to less than 0.01%.

16 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

		TEMPLETON INCOME TRUST
		FINANCIAL HIGHLIGHTS

Templeton Global Bond Fund (continued)
		Year Ended August 31,
	2016	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.62	$13.36	$12.64	$13.60
Income from investment operations[b]:
Net investment income[c]	0.47	0.38	0.42	0.13
Net realized and unrealized gains (losses)	(0.44)	(1.22)	0.83	(0.91)
Total from investment operations	0.03	(0.84)	1.25	(0.78)
Less distributions from:
Net investment income and net foreign currency gains	(0.14)	(0.87)	(0.53)	(0.18)
Net realized gains	—	(0.03)	(—)[d]	—
Tax return of capital	(0.23)	—	—	—
Total distributions	(0.37)	(0.90)	(0.53)	(0.18)
Net asset value, end of year	$11.28	$11.62	$13.36	$12.64

Total return[e]	0.25%	(6.55)%	10.07%	(5.81)%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	0.53%	0.52%	0.52%	0.51%
Expenses net of waiver and payments by affiliates	0.50%[g]	0.50%	0.51%[g]	0.51%[g]
Net investment income	4.06%	3.06%	3.21%	3.19%

Supplemental data
Net assets, end of year (000’s)	$3,096,051	$2,805,620	$1,934,358	$123,814
Portfolio turnover rate	49.70%	43.19%	35.18%	42.39%

aFor the period May 1, 2013 (effective date) to August 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 17

TEMPLETON INCOME TRUST
FINANCIAL HIGHLIGHTS

Templeton Global Bond Fund (continued)
		Year Ended August 31,
	2016	2015	2014	2013	2012
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.62	$13.36	$12.63	$13.08	$13.77
Income from investment operations[a]:
Net investment income[b]	0.44	0.37	0.40	0.41	0.46
Net realized and unrealized gains (losses)	(0.43)	(1.22)	0.84	0.04	(0.24)
Total from investment operations	0.01	(0.85)	1.24	0.45	0.22
Less distributions from:
Net investment income and net foreign currency gains	(0.13)	(0.86)	(0.51)	(0.73)	(0.83)
Net realized gains	—	(0.03)	(—)[c]	(0.17)	(0.08)
Tax return of capital.	(0.22)	—	—	—	—
Total distributions	(0.35)	(0.89)	(0.51)	(0.90)	(0.91)
Net asset value, end of year.	$11.28	$11.62	$13.36	$12.63	$13.08

Total return	0.10%	(6.67)%	10.02%	3.28%	2.01%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.68%	0.65%	0.65%	0.61%	0.64%
Expenses net of waiver and payments by affiliates	0.65%[d]	0.63%	0.64%[d]	0.61%[d]	0.64%
Net investment income	3.91%	2.93%	3.08%	3.09%	3.55%

Supplemental data
Net assets, end of year (000’s)	$22,169,948	$32,534,368	$38,724,654	$32,926,705	$28,062,661
Portfolio turnover rate	49.70%	43.19%	35.18%	42.39%	41.70%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dBenefit of expense reduction rounds to less than 0.01%.

18 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

TEMPLETON INCOME TRUST

Statement of Investments, August 31, 2016
Templeton Global Bond Fund
	Principal
	Amount*			Value

Foreign Government and Agency Securities 74.9%
Brazil 14.6%
Letra Tesouro Nacional,
Strip, 1/01/17.	988,370	[a]	BRL	$293,214,981
Strip, 1/01/18.	615,590	[a]	BRL	162,721,805
Strip, 1/01/19.	1,080,650	[a]	BRL	256,479,522
Strip, 7/01/19.	904,450	[a]	BRL	203,370,350
Strip, 1/01/20.	5,601,680	[a]	BRL	1,188,646,843
Nota Do Tesouro Nacional,
10.00%, 1/01/21	4,010,310	[a]	BRL	1,165,005,766
10.00%, 1/01/23	3,503,985	[a]	BRL	994,645,014
10.00%, 1/01/25	1,988,040	[a]	BRL	555,360,107
10.00%, 1/01/27	995,630	[a]	BRL	273,216,960
[b] Index Linked, 6.00%, 5/15/17	4,429	[a]	BRL	4,010,086
[b] Index Linked, 6.00%, 8/15/20	39,290	[a]	BRL	35,462,638
[b] Index Linked, 6.00%, 8/15/24	252,192	[a]	BRL	230,101,060
[b] Index Linked, 6.00%, 8/15/50	133,230	[a]	BRL	123,831,661
senior note, 10.00%, 1/01/17.	2,422,356	[a]	BRL	740,864,013
senior note, 10.00%, 1/01/19.	569,840	[a]	BRL	169,515,746
				6,396,446,552
Colombia 2.6%
Government of Colombia,
senior bond, 7.75%, 4/14/21	45,050,000,000		COP	15,993,696
senior bond, 4.375%, 3/21/23	6,831,000,000		COP	2,045,313
senior bond, 9.85%, 6/28/27	10,884,000,000		COP	4,441,923
Titulos de Tesoreria,
B, 5.00%, 11/21/18	52,609,000,000		COP	17,017,965
B, 7.75%, 9/18/30	1,297,093,900,000		COP	443,330,481
senior bond, B, 11.25%, 10/24/18	96,940,000,000		COP	35,268,643
senior bond, B, 7.00%, 5/04/22	116,701,000,000		COP	38,911,264
senior bond, B, 10.00%, 7/24/24	238,958,000,000		COP	92,837,310
senior bond, B, 7.50%, 8/26/26	937,075,700,000		COP	315,133,966
senior bond, B, 6.00%, 4/28/28	438,765,000,000		COP	130,781,455
senior note, B, 7.00%, 9/11/19.	75,939,000,000		COP	25,544,300
senior note, B, 11.00%, 7/24/20	88,998,000,000		COP	33,826,004
				1,155,132,320
India 3.8%
Government of India,
senior bond, 7.80%, 5/03/20	14,439,400,000		INR	221,342,949
senior bond, 8.35%, 5/14/22	4,260,400,000		INR	67,256,484
senior bond, 9.15%, 11/14/24	11,998,000,000		INR	200,268,516
senior bond, 8.33%, 7/09/26	3,415,000,000		INR	55,122,127
senior bond, 8.15%, 11/24/26	4,499,000,000		INR	71,785,543
senior bond, 8.28%, 9/21/27	6,130,400,000		INR	98,950,512
senior bond, 8.60%, 6/02/28	14,975,000,000		INR	247,858,353
senior note, 7.28%, 6/03/19.	561,300,000		INR	8,463,385
senior note, 7.16%, 5/20/23.	4,378,700,000		INR	65,626,335
senior note, 8.83%, 11/25/23.	37,754,900,000		INR	617,122,959
				1,653,797,163

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Annual Report

19

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Global Bond Fund (continued)
	Principal
	Amount*			Value

Foreign Government and Agency Securities (continued)
Indonesia 9.8%
Government of Indonesia,
6.125%, 5/15/28	102,713,000,000		IDR	$7,025,590
8.375%, 3/15/34	2,917,910,000,000		IDR	239,172,913
FR28, 10.00%, 7/15/17.	104,700,000,000		IDR	8,138,069
FR32, 15.00%, 7/15/18.	1,150,000,000		IDR	99,463
FR34, 12.80%, 6/15/21.	1,603,246,000,000		IDR	149,992,802
FR35, 12.90%, 6/15/22.	1,172,669,000,000		IDR	113,355,814
FR36, 11.50%, 9/15/19.	437,062,000,000		IDR	37,307,175
FR43, 10.25%, 7/15/22.	377,390,000,000		IDR	32,896,294
FR48, 9.00%, 9/15/18	483,192,000,000		IDR	38,058,086
FR52, 10.50%, 8/15/30.	896,704,000,000		IDR	85,327,931
senior bond, 9.00%, 3/15/29	2,039,169,000,000		IDR	174,061,427
senior bond, FR31, 11.00%, 11/15/20	1,090,303,000,000		IDR	94,607,990
senior bond, FR37, 12.00%, 9/15/26	66,550,000,000		IDR	6,728,984
senior bond, FR39, 11.75%, 8/15/23	641,965,000,000		IDR	60,543,334
senior bond, FR40, 11.00%, 9/15/25	710,760,000,000		IDR	67,366,188
senior bond, FR42, 10.25%, 7/15/27	931,607,000,000		IDR	86,191,627
senior bond, FR44, 10.00%, 9/15/24	248,790,000,000		IDR	22,080,287
senior bond, FR46, 9.50%, 7/15/23	6,667,220,000,000		IDR	569,107,232
senior bond, FR47, 10.00%, 2/15/28	1,889,105,000,000		IDR	172,286,943
senior bond, FR53, 8.25%, 7/15/21	6,591,149,000,000		IDR	527,341,354
senior bond, FR56, 8.375%, 9/15/26	9,734,168,000,000		IDR	801,551,303
senior bond, FR59, 7.00%, 5/15/27	68,475,000,000		IDR	5,109,495
senior bond, FR63, 5.625%, 5/15/23	670,707,000,000		IDR	47,077,125
senior bond, FR69, 7.875%, 4/15/19	1,109,624,000,000		IDR	86,143,773
senior bond, FR70, 8.375%, 3/15/24	10,037,615,000,000		IDR	815,189,846
senior note, 8.50%, 10/15/16.	70,944,000,000		IDR	5,372,518
senior note, FR66, 5.25%, 5/15/18	169,888,000,000		IDR	12,555,131
				4,264,688,694
Malaysia 4.9%
Government of Malaysia,
senior bond, 4.262%, 9/15/16	1,767,662,000		MYR	432,125,382
senior bond, 3.814%, 2/15/17	123,610,000		MYR	30,392,422
senior bond, 4.24%, 2/07/18	730,224,000		MYR	182,387,877
senior bond, 3.26%, 3/01/18	1,010,000,000		MYR	248,929,293
senior note, 3.394%, 3/15/17.	411,906,000		MYR	101,164,069
senior note, 4.012%, 9/15/17.	3,026,240,000		MYR	750,474,106
senior note, 0512, 3.314%, 10/31/17	1,518,700,000		MYR	374,179,722
				2,119,652,871
Mexico 16.3%
Government of Mexico,
7.25%, 12/15/16	210,196,400	[c]	MXN	1,126,742,998
7.75%, 12/14/17	557,967,175	[c]	MXN	3,082,121,655
senior note, 8.50%, 12/13/18.	489,082,700	[c]	MXN	2,780,325,795
[d] Mexican Udibonos,
Index Linked, 3.50%, 12/14/17.	11,864,807	[e]	MXN	64,870,236
Index Linked, 4.00%, 6/13/19	7,422,835	[e]	MXN	41,372,259
Index Linked, 2.50%, 12/10/20.	5,943,139	[e]	MXN	31,707,061
				7,127,140,004

20 Annual Report

franklintempleton.com

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Global Bond Fund (continued)
	Principal
	Amount*		Value

Foreign Government and Agency Securities (continued)
Peru 0.1%
Government of Peru, senior bond, 7.84%, 8/12/20	184,399,000	PEN	$60,134,406
Philippines 1.8%
Government of the Philippines,
senior bond, 1042, 9.125%, 9/04/16	619,630,000	PHP	13,289,665
senior note, 5.875%, 1/31/18.	55,240,000	PHP	1,229,289
senior note, 3.375%, 8/20/20.	8,357,030,000	PHP	183,091,233
senior note, 3-21, 2.875%, 5/22/17.	2,845,760,000	PHP	61,313,950
senior note, 5-72, 2.125%, 5/23/18.	5,123,737,000	PHP	109,721,031
senior note, 7-51, 5.00%, 8/18/18	1,392,270,000	PHP	31,129,365
senior note, 7-56, 3.875%, 11/22/19	17,672,820,000	PHP	388,389,622
			788,164,155
Poland 3.8%
Government of Poland,
4.75%, 10/25/16	1,933,350,000	PLN	496,950,377
4.75%, 4/25/17	285,830,000	PLN	74,641,757
5.75%, 9/23/22	495,970,000	PLN	151,263,745
[f] FRN, 1.79%, 1/25/17	2,005,988,000	PLN	513,774,004
[f] FRN, 1.79%, 1/25/21	1,721,975,000	PLN	435,383,222
			1,672,013,105
Portugal 3.6%
Government of Portugal,
[g] 144A, 5.125%, 10/15/24	581,520,000		584,825,941
[h] Reg S, 3.875%, 2/15/30	820,750,000	EUR	957,327,076
[h] senior bond, Reg S, 4.95%, 10/25/23	5,772,600	EUR	7,399,251
[h] senior bond, Reg S, 5.65%, 2/15/24	14,427,600	EUR	19,138,007
			1,568,690,275
South Korea 7.8%
Government of Korea, senior bond, 5.625%, 11/03/25.	13,150,000		17,271,341
Korea Monetary Stabilization Bond,
senior note, 1.96%, 2/02/17.	337,287,200,000	KRW	302,969,172
senior note, 1.70%, 8/02/17.	191,886,900,000	KRW	172,509,566
senior note, 1.56%, 10/02/17.	776,417,300,000	KRW	697,404,417
senior note, 1.49%, 2/02/18.	227,421,200,000	KRW	204,264,014
senior note, 1.25%, 8/02/18.	175,114,000,000	KRW	156,733,211
Korea Treasury Bond,
senior note, 2.00%, 12/10/17.	423,621,800,000	KRW	382,768,561
senior note, 1.50%, 6/10/19.	390,041,600,000	KRW	351,396,083
senior note, 2.75%, 9/10/19.	2,465,000,000	KRW	2,302,033
senior note, 2.00%, 3/10/21.	1,079,557,020,000	KRW	995,282,157
senior note, 1.375%, 9/10/21.	120,979,700,000	KRW	108,594,936
			3,391,495,491
Sri Lanka 0.6%
Government of Sri Lanka,
10.60%, 9/15/19	15,332,700,000	LKR	103,382,291
8.00%, 11/01/19	557,250,000	LKR	3,491,130
9.25%, 5/01/20	1,951,660,000	LKR	12,487,740
11.20%, 7/01/22	1,288,300,000	LKR	8,574,733
A, 8.00%, 11/15/18	6,671,840,000	LKR	43,146,476
A, 9.00%, 5/01/21	10,254,020,000	LKR	63,694,751

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Annual Report

21

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Global Bond Fund (continued)
	Principal
	Amount*		Value

Foreign Government and Agency Securities (continued)
Sri Lanka (continued)
Government of Sri Lanka, (continued)
A, 11.00%, 8/01/21	4,736,920,000	LKR	$31,578,056
			266,355,177
[i] Supranational 0.3%
Inter-American Development Bank, senior note, 7.50%, 12/05/24	2,473,000,000	MXN	147,585,884
Ukraine 4.9%
[g] Government of Ukraine,
144A, 7.75%, 9/01/20	95,562,000		94,713,887
144A, 7.75%, 9/01/21	269,202,000		264,827,467
144A, 7.75%, 9/01/22	314,572,000		307,698,602
144A, 7.75%, 9/01/23	265,352,000		258,267,102
144A, 7.75%, 9/01/24	314,572,000		305,169,443
144A, 7.75%, 9/01/25	302,382,000		292,259,762
144A, 7.75%, 9/01/26	245,912,000		236,696,448
144A, 7.75%, 9/01/27	193,772,000		185,531,846
[j,k] 144A, VRI, GDP Linked Securities, 5/31/40.	650,958,000		210,327,785
			2,155,492,342
Total Foreign Government and Agency Securities
(Cost $33,470,640,671)			32,766,788,439

Quasi-Sovereign and Corporate Bonds 1.1%
India 1.1%
Food Corp. of India, secured note, 6, 9.95%, 3/07/22	22,550,000,000	INR	371,596,785
Mahanagar Telephone Nigam Ltd.,
8.24%, 11/19/24	3,350,000,000	INR	52,213,781
8.29%, 11/28/24	3,050,000,000	INR	47,255,580
			471,066,146
South Korea 0.0%†
The Export-Import Bank of Korea, senior note, 4.625%, 2/20/17.	14,090,000	EUR	16,058,190
Total Quasi-Sovereign and Corporate Bonds (Cost $505,645,054)			487,124,336
Total Investments before Short Term Investments
(Cost $33,976,285,725)			33,253,912,775

Short Term Investments 17.6%
Foreign Government and Agency Securities 1.5%
Philippines 1.0%
[l] Philippine Treasury Bill, 9/07/16 - 8/09/17	20,901,030,000	PHP	444,831,682
South Korea 0.5%
Korea Monetary Stabilization Bond, senior note, 1.57%, 1/09/17.	151,939,700,000	KRW	136,243,174
Korea Treasury Bond, senior note, 3.00%, 12/10/16	91,633,040,000	KRW	82,459,024
			218,702,198
Total Foreign Government and Agency Securities (Cost $644,258,837)			663,533,880

22 Annual Report

franklintempleton.com

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Global Bond Fund (continued)
	Principal
	Amount*	Value
U.S. Government and Agency Securities (Cost $620,834,306) 1.4%
United States 1.4%
[l] FHLB, 9/01/16 - 9/07/16	620,852,000	$620,839,618
Total Investments before Money Market Funds
(Cost $35,241,378,868)		34,538,286,273

	Shares
Money Market Funds (Cost $6,437,468,884) 14.7%
United States 14.7%
[j,m] Institutional Fiduciary Trust Money Market Portfolio	6,437,468,884	6,437,468,884
Total Investments (Cost $41,678,847,752) 93.6%.		40,975,755,157
Other Assets, less Liabilities 6.4%		2,799,697,354
Net Assets 100.0%		$43,775,452,511

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
[a]Principal amount is stated in 1,000 Brazilian Real Units.
[b]Redemption price at maturity is adjusted for inflation. See Note 1(f).
[c]Principal amount is stated in 100 Mexican Peso Units.
[d]Principal amount of security is adjusted for inflation. See Note 1(f).
[e]Principal amount is stated in 100 Unidad de Inversion Units.
[f]The coupon rate shown represents the rate at period end.
[g]Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
August 31, 2016, the aggregate value of these securities was $2,740,318,283, representing 6.3% of net assets.
[h]Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At August 31, 2016, the aggregate value of these securities was $983,864,334, representing 2.2% of net assets.
[i]A supranational organization is an entity formed by two or more central governments through international treaties.
[j]Non-income producing.
[k]The principal represents the notional amount. See Note 1(c) regarding value recovery instruments.
[l]The security was issued on a discount basis with no stated coupon rate.
[m]See Note 3(f) regarding investments in affiliated management investment companies.

franklintempleton.com	Annual Report	23

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Global Bond Fund (continued)

At August 31, 2016, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*		Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
Euro	HSBK	Buy	195,181,803	221,443,515		9/01/16	$—	$(3,737,671)
Euro	HSBK	Sell	195,181,803	215,642,711		9/01/16	—	(2,063,133)
Japanese Yen	HSBK	Buy	14,893,097,250	145,277,250		9/01/16	—	(1,327,147)
Japanese Yen	HSBK	Sell	14,893,097,250	132,265,517		9/01/16	—	(11,684,585)
Chilean Peso	DBAB	Buy	62,260,329,500	89,558,791		9/02/16	1,891,539	—
Chilean Peso	DBAB	Sell	62,260,329,500	92,217,033		9/02/16	766,703	—
Chilean Peso	MSCO	Buy	31,465,704,000	47,546,358		9/02/16	—	(1,328,340)
Chilean Peso	MSCO	Sell	31,465,704,000	46,370,609		9/02/16	152,591	—
Chilean Peso	DBAB	Buy	21,710,940,000	31,060,000		9/06/16	819,050	—
Chilean Peso	DBAB	Sell	21,710,940,000	31,927,853		9/06/16	48,803	—
Chilean Peso	MSCO	Buy	31,465,704,000	44,877,279		9/06/16	1,325,085	—
Chilean Peso	MSCO	Buy	39,799,934,300	60,390,772		9/06/16	—	(1,950,921)
Chilean Peso	MSCO	Sell	71,265,638,300	105,189,134		9/06/16	546,920	—
Euro	BZWS	Sell	154,764,200	173,831,924		9/06/16	1,168,990	—
Euro	DBAB	Sell	400,095,000	448,596,324		9/06/16	2,229,682	—
Euro	JPHQ	Sell	65,175,000	73,845,556		9/06/16	1,132,960	—
Mexican Peso	CITI	Buy	1,158,913,000	66,352,513		9/06/16	—	(4,774,958)
Mexican Peso	CITI	Sell	1,158,913,000	60,548,320		9/06/16	—	(1,029,236)
Mexican Peso	HSBK	Buy	615,247,100	35,222,390		9/06/16	—	(2,531,918)
Mexican Peso	HSBK	Sell	615,247,100	33,335,885		9/06/16	645,414	—
South Korean Won	GSCO	Buy	673,435,000,000	601,361,790		9/07/16	1,844,154	—
South Korean Won	GSCO	Sell	673,435,000,000	563,025,667		9/07/16	—	(40,180,277)
Euro	GSCO	Buy	102,043,700	112,368,686		9/08/16	1,486,797	—
Euro	GSCO	Sell	102,043,700	116,197,161		9/08/16	2,341,678	—
Chilean Peso	JPHQ	Buy	32,660,995,000	47,569,867		9/09/16	375,412	—
Euro	SCNY	Sell	226,537,356	258,039,641		9/09/16	5,268,695	—
Japanese Yen	BZWS	Sell	35,663,421,500	315,943,812		9/09/16	—	(28,892,752)
Japanese Yen	MSCO	Sell	6,405,061,130	56,717,091		9/09/16	—	(5,214,691)
Chilean Peso	DBAB	Buy	32,485,498,000	47,832,582		9/12/16	—	(157,035)
Euro	BOFA	Sell	131,886,000	146,700,754		9/12/16	—	(477,873)
Chilean Peso	JPHQ	Buy	18,232,450,000	26,627,988		9/13/16	127,595	—
Euro	DBAB	Sell	129,470,000	147,162,075		9/13/16	2,673,078	—
Euro	GSCO	Sell	104,415,800	118,616,349		9/13/16	2,087,931	—
Australian Dollar	CITI	Sell	289,369,126	208,455,731		9/14/16	—	(8,896,384)
Euro	BOFA	Sell	177,095,041	199,722,474		9/15/16	2,065,935	—
Euro	MSCO	Sell	144,241,714	161,159,825		9/15/16	171,025	—
Malaysian Ringgit	HSBK	Buy	1,647,416,638	45,746,947,868	JPY	9/15/16	—	(40,220,372)
Malaysian Ringgit	HSBK	Buy	1,647,416,638	390,430,450		9/15/16	11,810,159	—
Malaysian Ringgit	HSBK	Sell	1,647,416,638	419,723,984		9/15/16	17,483,375	—
Euro	MSCO	Sell	231,893,680	259,048,430		9/16/16	219,224	—
Japanese Yen	CITI	Sell	8,267,822,900	73,187,300		9/16/16	—	(6,782,212)
Singapore Dollar	DBAB	Buy	109,530,000	77,406,360		9/19/16	2,970,045	—
Singapore Dollar	DBAB	Sell	109,530,000	77,332,580		9/19/16	—	(3,043,826)
South Korean Won	CITI	Sell	1,068,305,000,000	881,658,001		9/19/16	—	(75,163,571)
South Korean Won	HSBK	Buy	47,000,000,000	41,934,333		9/19/16	160,962	—
South Korean Won	HSBK	Sell	634,137,805,000	519,444,467		9/19/16	—	(48,517,615)
Chilean Peso	DBAB	Buy	24,197,532,000	34,786,561		9/20/16	701,583	—
Chilean Peso	JPHQ	Buy	13,842,935,000	20,023,049		9/20/16	279,024	—

24 Annual Report

franklintempleton.com

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Global Bond Fund (continued)

Forward Exchange Contracts (continued)

				Contract			Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*			Date	Appreciation	Depreciation
OTC Forward Exchange
Contracts (continued)
Japanese Yen	BZWS	Sell	36,791,550,000	307,211,413			9/20/16	$—	$(48,717,356)
Chilean Peso	DBAB	Buy	24,799,219,750	37,591,662			9/22/16	—	(1,227,233)
Euro	MSCO	Sell	94,240,000	106,788,998			9/23/16	1,569,379	—
Japanese Yen	CITI	Sell	25,386,870,000	228,916,772			9/23/16	—	(16,715,525)
Japanese Yen	MSCO	Sell	12,384,230,000	111,717,590			9/23/16	—	(8,106,826)
Euro	DBAB	Sell	238,741,817	270,866,916			9/26/16	4,273,937	—
Japanese Yen	BZWS	Sell	17,003,283,330	151,676,219			9/26/16	—	(12,863,372)
Japanese Yen	DBAB	Sell	6,258,238,000	56,399,831			9/26/16	—	(4,160,704)
South Korean Won	HSBK	Sell	536,470,000,000	461,142,391			9/26/16	—	(19,321,962)
Malaysian Ringgit	HSBK	Buy	957,079,700	26,559,823,046	JPY		9/28/16	—	(23,453,287)
Malaysian Ringgit	HSBK	Buy	957,079,700	237,365,070			9/28/16	—	(3,776,601)
Malaysian Ringgit	HSBK	Sell	957,079,700	243,779,852			9/28/16	10,191,383	—
Mexican Peso	HSBK	Buy	1,303,182,600	73,429,080			9/28/16	—	(4,332,383)
Mexican Peso	HSBK	Sell	1,303,182,600	70,459,441			9/28/16	1,362,744	—
South Korean Won	HSBK	Sell	539,018,000,000	459,952,214			9/28/16	—	(22,787,795)
Euro	BOFA	Sell	101,853,922	115,053,172			9/29/16	1,301,774	—
Euro	BZWS	Sell	69,060,000	77,990,494			9/29/16	863,650	—
Euro	DBAB	Sell	272,494,918	307,783,010			9/29/16	3,458,177	—
Euro	GSCO	Sell	375,747,000	424,443,811			9/29/16	4,806,103	—
Euro	JPHQ	Sell	119,381,305	134,794,267			9/29/16	1,468,127	—
Chilean Peso	DBAB	Buy	48,244,159,000	70,086,670			9/30/16	608,512	—
Euro	BZWS	Sell	420,207,113	474,951,696			9/30/16	5,639,353	—
Euro	DBAB	Sell	60,147,806	68,054,837			9/30/16	878,183	—
Euro	GSCO	Sell	305,100,791	345,276,463			9/30/16	4,521,720	—
Mexican Peso	HSBK	Buy	603,492,100	34,481,322			9/30/16	—	(2,489,417)
Mexican Peso	HSBK	Sell	603,492,100	33,186,805			9/30/16	1,194,900	—
Chilean Peso	DBAB	Buy	108,860,246,300	161,764,585			10/03/16	—	(2,282,490)
Chilean Peso	MSCO	Buy	71,265,638,300	104,933,576			10/03/16	—	(528,214)
Euro	DBAB	Sell	70,450,000	79,862,120			10/03/16	1,169,511	—
Malaysian Ringgit	HSBK	Buy	1,546,040,875	343,130,008		EUR	10/04/16	—	(6,017,786)
Japanese Yen	JPHQ	Sell	19,563,250,000	176,509,465			10/06/16	—	(12,883,998)
Euro	DBAB	Sell	67,415,000	76,253,106			10/07/16	938,017	—
Japanese Yen	JPHQ	Sell	19,563,250,000	164,195,609			10/07/16	—	(25,205,457)
Malaysian Ringgit	HSBK	Buy	848,970,202	188,777,506		EUR	10/07/16	—	(3,742,892)
Chilean Peso	MSCO	Buy	33,244,076,000	49,512,348			10/11/16	—	(839,830)
Euro	DBAB	Sell	319,800,000	362,573,250			10/11/16	5,237,528	—
Euro	GSCO	Sell	102,935,000	116,637,707			10/11/16	1,620,970	—
Japanese Yen	HSBK	Sell	38,917,825,000	327,494,635			10/11/16	—	(49,347,730)
Malaysian Ringgit	HSBK	Buy	595,092,417	16,495,426,224	JPY		10/11/16	—	(14,530,767)
Malaysian Ringgit	HSBK	Buy	595,092,417	141,901,523			10/11/16	3,293,374	—
Malaysian Ringgit	HSBK	Sell	595,092,417	151,538,685			10/11/16	6,343,788	—
Mexican Peso	CITI	Buy	1,413,203,530	78,520,032			10/11/16	—	(3,686,449)
Mexican Peso	CITI	Sell	1,413,203,530	73,595,534			10/11/16	—	(1,238,049)
Chilean Peso	DBAB	Buy	26,652,370,250	39,859,972			10/12/16	—	(841,410)
Euro	JPHQ	Sell	34,536,000	39,513,328			10/13/16	920,530	—
Japanese Yen	BZWS	Sell	19,705,372,000	165,863,154			10/13/16	—	(24,959,827)
Japanese Yen	DBAB	Sell	19,434,250,000	163,629,283			10/13/16	—	(24,568,205)
Malaysian Ringgit	HSBK	Buy	848,970,202	190,224,110		EUR	10/13/16	—	(5,440,558)

franklintempleton.com

Annual Report

25

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Global Bond Fund (continued)

Forward Exchange Contracts (continued)

				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*		Date	Appreciation	Depreciation
OTC Forward Exchange
Contracts (continued)
Chilean Peso	DBAB	Buy	26,652,370,250	40,078,752		10/14/16	$—	$(1,066,320)
Malaysian Ringgit	JPHQ	Buy	1,260,410,372	262,722,329	EUR	10/17/16	13,849,655	—
Malaysian Ringgit	JPHQ	Buy	640,504,128	144,736,883	EUR	10/17/16	—	(5,512,111)
Malaysian Ringgit	JPHQ	Sell	1,900,914,500	416,036,966	EUR	10/17/16	1,249,404	—
Mexican Peso	DBAB	Buy	3,204,884,515	160,690,141	EUR	10/17/16	—	(9,988,477)
Chilean Peso	DBAB	Buy	33,653,465,000	50,606,714		10/18/16	—	(1,361,897)
Euro	GSCO	Sell	127,555,000	142,191,936		10/18/16	—	(376,176)
Malaysian Ringgit	HSBK	Buy	456,494,923	12,562,922,870	JPY	10/18/16	—	(10,320,188)
Malaysian Ringgit	HSBK	Buy	456,494,923	108,844,760		10/18/16	2,516,379	—
Malaysian Ringgit	HSBK	Sell	456,494,923	116,900,108		10/18/16	5,538,969	—
Australian Dollar	BOFA	Sell	626,000,000	450,031,400		10/20/16	—	(19,748,577)
Australian Dollar	JPHQ	Sell	388,000,000	278,684,880		10/20/16	—	(12,488,652)
Malaysian Ringgit	JPHQ	Buy	1,232,791,836	274,827,081	EUR	10/20/16	—	(6,475,925)
Mexican Peso	DBAB	Buy	1,955,968,680	115,158,592		10/21/16	—	(11,687,073)
Mexican Peso	DBAB	Sell	1,955,968,680	107,370,515		10/21/16	3,898,997	—
Japanese Yen	BZWS	Sell	9,218,756,500	77,626,731		10/24/16	—	(11,685,360)
Mexican Peso	CITI	Buy	629,982,970	36,966,493		10/24/16	—	(3,650,102)
Mexican Peso	CITI	Buy	4,614,693,100	214,334,348	EUR	10/24/16	4,424,798	—
Mexican Peso	CITI	Sell	629,982,970	32,768,093		10/24/16	—	(548,298)
Mexican Peso	DBAB	Buy	1,798,400,870	105,371,141		10/24/16	—	(10,263,448)
Mexican Peso	DBAB	Sell	1,798,400,870	98,704,768		10/24/16	3,597,075	—
Chilean Peso	DBAB	Buy	15,975,828,000	24,257,255		10/25/16	—	(892,811)
Chilean Peso	JPHQ	Buy	34,761,320,000	53,046,421		10/25/16	—	(2,208,436)
Euro	BZWS	Sell	280,805,419	312,613,653		10/27/16	—	(1,360,326)
Indian Rupee	DBAB	Buy	900,181,000	13,203,394		10/27/16	120,600	—
Australian Dollar	JPHQ	Sell	248,603,352	190,305,866		10/28/16	3,778,111	—
Chilean Peso	DBAB	Buy	48,490,297,500	73,071,575		10/28/16	—	(2,171,830)
Chilean Peso	MSCO	Buy	31,887,414,900	47,769,261		10/28/16	—	(1,145,303)
Indian Rupee	HSBK	Buy	22,984,769,550	304,530,435	EUR	10/28/16	—	(357,791)
Euro	BOFA	Sell	201,853,922	222,747,822		10/31/16	—	(2,986,937)
Malaysian Ringgit	JPHQ	Buy	913,144,316	190,139,368	EUR	10/31/16	10,058,675	—
Malaysian Ringgit	JPHQ	Sell	913,144,316	198,505,319	EUR	10/31/16	—	(702,970)
Euro	JPHQ	Sell	236,418,000	263,201,795		11/01/16	—	(1,197,578)
South Korean Won	HSBK	Sell	240,632,360,000	208,402,858		11/02/16	—	(7,071,666)
Euro	BOFA	Sell	119,224,000	133,666,199		11/03/16	319,936	—
Euro	BZWS	Sell	154,764,200	174,285,692		11/04/16	1,182,008	—
Euro	DBAB	Sell	11,263,065	12,544,802		11/04/16	—	(52,931)
Chilean Peso	MSCO	Buy	33,242,814,000	50,166,474		11/07/16	—	(1,604,988)
Euro	DBAB	Sell	150,605,000	166,028,357		11/07/16	—	(2,444,958)
Euro	MSCO	Sell	8,856,901	9,938,727		11/07/16	31,012	—
Japanese Yen	BOFA	Sell	6,474,170,000	53,982,006		11/07/16	—	(8,776,455)
Japanese Yen	BZWS	Sell	6,464,800,000	59,960,582		11/07/16	—	(2,707,050)
Japanese Yen	SCNY	Sell	12,949,800,000	119,962,760		11/07/16	—	(5,568,316)
Mexican Peso	CITI	Buy	3,716,745,430	173,213,065	EUR	11/07/16	2,536,383	—
Euro	JPHQ	Sell	117,193,824	131,069,572		11/08/16	—	(34,174)
Indonesian Rupiah	JPHQ	Buy	2,084,500,000,000	194,649,360	AUD	11/08/16	9,551,853	—
Chilean Peso	DBAB	Buy	35,759,440,000	53,887,040		11/09/16	—	(1,659,080)
Euro	DBAB	Sell	70,759,000	77,799,520		11/09/16	—	(1,361,377)

26 Annual Report

franklintempleton.com

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Global Bond Fund (continued)

Forward Exchange Contracts (continued)

				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*		Date	Appreciation	Depreciation
OTC Forward Exchange
Contracts (continued)
Indonesian Rupiah	JPHQ	Buy	2,379,490,000,000	222,174,603	AUD	11/09/16	$10,898,063	$—
Indonesian Rupiah	JPHQ	Buy	1,504,000,000,000	100,000,000		11/09/16	12,223,452	—
Indonesian Rupiah	JPHQ	Sell	1,504,000,000,000	109,660,955		11/09/16	—	(2,562,497)
Japanese Yen	CITI	Sell	9,190,446,650	76,357,981		11/09/16	—	(12,738,635)
Mexican Peso	CITI	Buy	666,525,500	39,094,698		11/09/16	—	(3,898,446)
Mexican Peso	CITI	Sell	666,525,500	34,746,721		11/09/16	—	(449,531)
Indonesian Rupiah	JPHQ	Buy	2,379,490,000,000	222,153,861	AUD	11/10/16	10,892,538	—
Chilean Peso	MSCO	Buy	51,502,385,500	78,800,431		11/14/16	—	(3,614,741)
Euro	BZWS	Sell	78,607,000	87,448,322		11/14/16	—	(511,326)
Euro	CITI	Sell	58,869,509	63,629,109		11/14/16	—	(2,244,685)
Euro	DBAB	Sell	604,007,000	663,514,554		11/14/16	—	(12,357,102)
Euro	JPHQ	Sell	397,030,123	438,528,507		11/14/16	—	(5,740,196)
Euro	SCNY	Sell	39,305,000	44,091,759		11/14/16	110,257	—
Euro	UBSW	Sell	96,724,000	108,514,172		11/14/16	281,966	—
Indonesian Rupiah	JPHQ	Buy	1,823,573,000,000	170,157,040	AUD	11/14/16	8,354,635	—
Indonesian Rupiah	JPHQ	Buy	7,560,000,000,000	500,000,000		11/14/16	63,705,844	—
Indonesian Rupiah	JPHQ	Sell	7,560,000,000,000	550,240,335		11/14/16	—	(13,465,509)
Japanese Yen	CITI	Sell	24,889,202,000	204,529,559		11/14/16	—	(36,808,929)
Japanese Yen	GSCO	Sell	16,608,958,000	153,216,343		11/14/16	—	(7,832,645)
Japanese Yen	HSBK	Sell	6,367,072,000	52,281,250		11/14/16	—	(9,457,151)
Japanese Yen	JPHQ	Sell	9,028,069,000	74,072,817		11/14/16	—	(13,467,978)
Japanese Yen	SCNY	Sell	12,414,879,000	114,530,517		11/14/16	—	(5,850,527)
Mexican Peso	CITI	Buy	1,341,351,000	77,573,832		11/14/16	—	(6,774,820)
Mexican Peso	CITI	Buy	3,783,708,400	174,664,543	EUR	11/14/16	4,265,096	—
Mexican Peso	CITI	Sell	1,341,351,000	69,896,616		11/14/16	—	(902,396)
Euro	DBAB	Sell	25,621,500	28,720,164		11/15/16	48,991	—
Euro	JPHQ	Sell	136,882,589	153,287,967		11/15/16	112,532	—
Euro	SCNY	Sell	66,994,000	75,110,323		11/15/16	142,168	—
Indonesian Rupiah	JPHQ	Buy	1,393,097,000,000	129,940,957	AUD	11/15/16	6,406,473	—
Australian Dollar	JPHQ	Sell	897,312,000	656,293,997		11/16/16	—	(16,663,898)
Chilean Peso	MSCO	Buy	30,698,485,500	47,094,401		11/16/16	—	(2,287,696)
Japanese Yen	CITI	Sell	12,414,890,000	102,327,550		11/16/16	—	(18,063,695)
Japanese Yen	MSCO	Sell	3,400,000,000	28,010,051		11/16/16	—	(4,960,860)
Japanese Yen	SCNY	Sell	9,153,053,700	84,545,553		11/16/16	—	(4,214,600)
South Korean Won	CITI	Sell	463,709,000,000	396,298,607		11/16/16	—	(18,955,313)
Chilean Peso	DBAB	Buy	60,976,549,750	93,379,096		11/17/16	—	(4,387,698)
Euro	DBAB	Sell	102,118,400	110,974,108		11/17/16	—	(3,309,046)
Euro	MSCO	Sell	144,241,718	162,093,073		11/17/16	668,703	—
Euro	UBSW	Sell	180,000,000	202,225,500		11/17/16	783,177	—
South Korean Won	HSBK	Buy	630,000,000,000	563,693,823		11/17/16	477,029	—
South Korean Won	HSBK	Sell	873,223,000,000	744,340,451		11/17/16	—	(37,638,857)
Euro	BZWS	Sell	186,465,000	211,315,191		11/18/16	2,628,768	—
Euro	DBAB	Sell	69,738,000	75,683,164		11/18/16	—	(2,365,658)
Euro	JPHQ	Sell	142,058,430	160,635,695		11/18/16	1,647,866	—
Euro	MSCO	Sell	100,845,000	114,234,191		11/18/16	1,371,282	—
Japanese Yen	DBAB	Sell	10,792,263,000	88,871,291		11/18/16	—	(15,793,585)
South Korean Won	HSBK	Sell	481,624,500,000	410,329,712		11/18/16	—	(20,971,368)
Euro	DBAB	Sell	133,816,000	144,394,155		11/21/16	—	(5,388,276)

franklintempleton.com

Annual Report

27

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Global Bond Fund (continued)

Forward Exchange Contracts (continued)

				Contract			Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*			Date	Appreciation	Depreciation
OTC Forward Exchange
Contracts (continued)
Euro	DBAB	Sell	126,551,139	143,259,686			11/21/16	$1,608,933	$—
Euro	UBSW	Sell	59,525,000	67,370,097			11/21/16	742,794	—
Japanese Yen	CITI	Sell	28,364,280,000	246,292,233			11/21/16	—	(28,823,127)
Malaysian Ringgit	HSBK	Buy	632,620,000	16,958,581,078	JPY		11/21/16	—	(10,296,751)
Chilean Peso	JPHQ	Buy	68,080,850,000	102,724,783			11/22/16	—	(3,411,854)
Euro	JPHQ	Sell	207,184,000	235,528,221			11/22/16	3,613,830	—
Indian Rupee	JPHQ	Buy	41,308,437,210	537,691,746		EUR	11/22/16	7,414,865	—
Malaysian Ringgit	JPHQ	Buy	903,500,000	24,755,900,000	JPY		11/22/16	—	(19,919,401)
Euro	DBAB	Sell	145,693,000	165,572,810			11/23/16	2,482,248	—
Euro	UBSW	Sell	58,343,508	66,278,225			11/23/16	967,774	—
Chilean Peso	CITI	Buy	53,031,580,000	78,974,803			11/25/16	—	(1,636,824)
Chilean Peso	DBAB	Buy	17,760,832,000	26,341,612			11/25/16	—	(440,313)
Euro	BZWS	Sell	256,264,053	291,413,231			11/25/16	4,523,403	—
Euro	GSCO	Sell	202,057,000	229,195,276			11/25/16	2,990,714	—
Euro	JPHQ	Sell	204,801,000	232,911,985			11/25/16	3,635,492	—
Euro	MSCO	Sell	158,886,676	171,440,592			11/25/16	—	(6,434,419)
Japanese Yen	HSBK	Sell	2,816,138,000	25,893,141			11/25/16	—	(1,426,178)
Malaysian Ringgit	HSBK	Buy	571,500,000	15,238,304,550	JPY		11/25/16	—	(8,548,341)
Mexican Peso	CITI	Buy	1,775,831,900	104,368,610			11/25/16	—	(10,729,308)
Mexican Peso	CITI	Sell	1,775,831,900	92,423,852			11/25/16	—	(1,215,449)
Euro	BOFA	Sell	449,846,411	508,632,340			11/28/16	4,960,469	—
Euro	DBAB	Sell	277,024,466	299,203,045			11/28/16	—	(10,968,222)
Euro	SCNY	Sell	211,027,544	238,640,920			11/28/16	2,363,303	—
Japanese Yen	BOFA	Sell	12,841,448,000	117,555,846			11/28/16	—	(7,034,551)
Japanese Yen	SCNY	Sell	11,809,161,000	108,343,412			11/28/16	—	(6,231,523)
Chilean Peso	CITI	Buy	29,155,220,000	43,743,766			11/30/16	—	(1,245,135)
Euro	SCNY	Sell	236,418,000	267,874,597			11/30/16	3,144,194	—
Indian Rupee	CITI	Buy	3,154,839,000	40,733,880		EUR	11/30/16	870,566	—
Indian Rupee	DBAB	Buy	37,183,634,938	480,169,876		EUR	11/30/16	10,180,845	—
Malaysian Ringgit	HSBK	Buy	148,382,600	3,955,197,556	JPY		11/30/16	—	(2,220,991)
Mexican Peso	HSBK	Buy	475,193,807	25,291,064			11/30/16	—	(245,655)
Mexican Peso	HSBK	Sell	475,193,807	25,972,552			11/30/16	927,143	—
Euro	GSCO	Sell	203,544,000	218,229,700			12/02/16	—	(9,712,092)
South Korean Won	HSBK	Sell	331,089,764,000	279,400,645			12/02/16	—	(17,112,079)
Chilean Peso	DBAB	Buy	21,710,940,000	31,692,490			12/06/16	—	(60,993)
Japanese Yen	HSBK	Sell	42,738,600,000	399,799,813			12/09/16	—	(15,087,477)
Mexican Peso	CITI	Buy	4,405,422,288	205,247,200		EUR	12/09/16	2,055,104	—
Australian Dollar	JPHQ	Sell	292,898,937	208,450,022			12/12/16	—	(11,089,956)
Japanese Yen	CITI	Sell	12,207,090,000	114,994,701			12/12/16	—	(3,524,392)
Australian Dollar	JPHQ	Sell	432,139,708	318,882,372			12/13/16	—	(5,017,620)
Japanese Yen	DBAB	Sell	12,553,300,000	118,653,472			12/13/16	—	(3,233,194)
Japanese Yen	HSBK	Sell	37,908,340,000	357,963,551			12/13/16	—	(10,108,682)
Mexican Peso	CITI	Buy	3,320,321,225	189,931,115			12/13/16	—	(15,157,681)
Mexican Peso	CITI	Sell	1,999,709,250	108,500,000			12/13/16	3,240,290	—
Mexican Peso	HSBK	Buy	4,253,323,520	200,496,244		EUR	12/13/16	—	(764,916)
Australian Dollar	CITI	Sell	291,266,786	214,989,840			12/14/16	—	(3,317,667)
Australian Dollar	JPHQ	Sell	145,591,540	104,226,071			12/14/16	—	(4,896,313)
Euro	MSCO	Sell	44,121,607	48,979,396			12/14/16	—	(459,787)

28 Annual Report

franklintempleton.com

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Global Bond Fund (continued)

Forward Exchange Contracts (continued)

				Contract			Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*			Date	Appreciation	Depreciation
OTC Forward Exchange
Contracts (continued)
Malaysian Ringgit	HSBK	Buy	706,409,846	19,496,558,548	JPY		12/15/16	$—	$(17,266,829)
Malaysian Ringgit	HSBK	Buy	706,409,846	168,325,076			12/15/16	3,729,831	—
Malaysian Ringgit	HSBK	Sell	706,409,846	179,519,656			12/15/16	7,464,749	—
Mexican Peso	CITI	Buy	194,151,000	10,886,260			12/15/16	—	(668,668)
South Korean Won	CITI	Sell	801,396,000,000	681,923,077			12/15/16	—	(35,815,185)
Australian Dollar	CITI	Sell	121,932,400	89,536,607			12/16/16	—	(1,849,192)
Japanese Yen	HSBK	Sell	24,745,070,000	235,085,218			12/16/16	—	(5,214,536)
Euro	CITI	Sell	149,674,000	166,325,232			12/19/16	—	(1,428,553)
Mexican Peso	CITI	Buy	779,452,510	44,326,112			12/19/16	—	(3,322,150)
Australian Dollar	CITI	Sell	245,796,300	180,367,783			12/20/16	—	(3,836,070)
Japanese Yen	DBAB	Sell	10,434,667,000	103,490,801			1/10/17	2,030,409	—
Japanese Yen	GSCO	Sell	6,380,360,000	54,460,378			1/10/17	—	(7,578,385)
Japanese Yen	JPHQ	Sell	19,563,250,000	166,366,899			1/10/17	—	(23,854,315)
Japanese Yen	JPHQ	Sell	19,563,250,000	194,079,861			1/10/17	3,858,647	—
Malaysian Ringgit	HSBK	Buy	1,087,896,430	26,637,252,887	JPY		1/10/17	5,759,384	—
Euro	BZWS	Sell	121,560,662	133,817,624			1/11/17	—	(2,580,054)
Euro	UBSW	Sell	23,478,000	25,832,843			1/11/17	—	(510,750)
Japanese Yen	BZWS	Sell	35,594,850,000	356,415,404			1/11/17	10,294,956	—
Euro	CITI	Sell	29,000,000	31,967,425			1/13/17	—	(575,334)
Euro	SCNY	Sell	49,935,936	54,939,517			1/13/17	—	(1,096,799)
Japanese Yen	BZWS	Buy	22,053,780,000	221,726,253			1/13/17	—	(7,255,821)
Japanese Yen	BZWS	Sell	22,053,780,000	216,754,481			1/13/17	2,284,049	—
Malaysian Ringgit	DBAB	Buy	1,263,085,810	283,705,624		EUR	1/13/17	—	(10,991,772)
Japanese Yen	CITI	Sell	3,332,090,000	28,614,894			1/17/17	—	(3,795,903)
Japanese Yen	SCNY	Sell	3,331,470,000	28,523,104			1/17/17	—	(3,881,663)
Malaysian Ringgit	HSBK	Buy	702,989,000	18,155,393,914	JPY		1/17/17	—	(5,542,956)
Mexican Peso	CITI	Buy	3,236,237,700	155,929,524		EUR	1/17/17	—	(5,256,338)
Mexican Peso	MSCO	Buy	5,314,781,020	264,361,069		EUR	1/17/17	—	(17,928,421)
Euro	GSCO	Sell	290,369,000	321,163,559			1/19/17	—	(4,773,710)
Japanese Yen	HSBK	Sell	12,607,090,000	120,227,828			1/19/17	—	(2,412,177)
Japanese Yen	JPHQ	Sell	19,676,275,000	169,954,912			1/19/17	—	(21,453,134)
Japanese Yen	SCNY	Sell	10,082,050,000	96,241,797			1/19/17	—	(1,834,973)
Japanese Yen	DBAB	Sell	25,032,090,000	216,868,876			1/23/17	—	(26,689,491)
Japanese Yen	HSBK	Sell	10,034,848,500	87,106,170			1/23/17	—	(10,531,355)
Euro	BZWS	Sell	94,940,000	104,076,551			1/27/17	—	(2,534,671)
Euro	GSCO	Sell	53,052,700	58,219,502			1/27/17	—	(1,355,104)
Japanese Yen	GSCO	Sell	15,371,620,000	131,221,546			1/27/17	—	(18,372,474)
Japanese Yen	JPHQ	Sell	7,902,175,000	67,459,813			1/27/17	—	(9,442,825)
Japanese Yen	HSBK	Sell	17,605,035,074	150,341,888			1/31/17	—	(21,022,337)
Japanese Yen	MSCO	Sell	1,969,700,000	19,594,618			2/06/17	416,041	—
Malaysian Ringgit	HSBK	Buy	773,020,438	168,080,807		EUR	2/07/17	—	(871,203)
Euro	BZWS	Sell	202,258,000	229,183,596			2/08/17	1,928,096	—
Malaysian Ringgit	HSBK	Buy	518,518,000	12,802,209,420	JPY		2/08/17	1,417,899	—
Euro	GSCO	Sell	127,740,000	144,192,912			2/09/17	658,226	—
Japanese Yen	CITI	Sell	12,481,439,000	108,251,856			2/09/17	—	(13,296,055)
Japanese Yen	CITI	Sell	8,636,095,000	84,859,780			2/10/17	754,661	—
Malaysian Ringgit	DBAB	Buy	854,674,602	186,903,998		EUR	2/10/17	—	(2,213,613)
Euro	BOFA	Sell	28,000,000	31,846,080			2/13/17	377,799	—

franklintempleton.com

Annual Report

29

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Global Bond Fund (continued)

Forward Exchange Contracts (continued)

				Contract			Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*			Date	Appreciation	Depreciation
OTC Forward Exchange
Contracts (continued)
Euro	BZWS	Sell	150,959,000	172,983,918			2/13/17	$3,326,052	$—
Euro	GSCO	Sell	171,944,000	195,775,438			2/13/17	2,533,219	—
Euro	GSCO	Sell	74,206,000	84,622,296			2/16/17	1,212,357	—
Euro	SCNY	Sell	140,680,000	160,295,012			2/16/17	2,166,152	—
Japanese Yen	CITI	Sell	56,324,900,000	506,960,964			2/16/17	—	(41,743,586)
Japanese Yen	GSCO	Sell	26,707,620,290	239,283,448			2/16/17	—	(20,896,202)
Japanese Yen	HSBK	Sell	10,857,850,000	96,372,875			2/16/17	—	(9,401,865)
Euro	BZWS	Sell	324,006,000	363,972,140			2/22/17	—	(328,086)
Malaysian Ringgit	HSBK	Buy	1,270,275,000	31,633,150,215	JPY		2/23/17	468,765	—
Malaysian Ringgit	HSBK	Buy	1,287,946,288	31,802,098,531	JPY		2/24/17	3,092,126	—
Japanese Yen	BZWS	Sell	9,408,100,000	85,087,275			2/27/17	—	(6,615,863)
Japanese Yen	HSBK	Sell	15,261,456,000	137,811,339			2/27/17	—	(10,945,945)
Euro	BOFA	Sell	143,335,694	159,830,766			2/28/17	—	(1,377,920)
Japanese Yen	BZWS	Sell	29,025,800,000	286,258,962			2/28/17	3,322,264	—
Japanese Yen	JPHQ	Sell	6,909,339,000	68,146,158			2/28/17	795,541	—
Malaysian Ringgit	JPHQ	Buy	227,033,719	5,614,543,881	JPY		2/28/17	442,970	—
Japanese Yen	BZWS	Sell	42,387,239,840	379,355,080			3/01/17	—	(33,847,510)
Japanese Yen	JPHQ	Sell	12,728,600,000	114,184,474			3/03/17	—	(9,910,493)
Japanese Yen	HSBK	Sell	9,813,450,000	87,386,020			3/06/17	—	(8,303,351)
Australian Dollar	JPHQ	Sell	615,570,000	448,750,530			3/17/17	—	(11,745,774)
Malaysian Ringgit	HSBK	Buy	167,392,229	4,212,810,439	JPY		3/23/17	—	(470,691)
Japanese Yen	JPHQ	Sell	8,250,436,116	74,952,180			3/24/17	—	(5,572,657)
Japanese Yen	JPHQ	Sell	2,117,676,000	18,908,497			3/31/17	—	(1,767,782)
Philippine Peso	HSBK	Buy	2,511,000,000	53,516,624			4/07/17	—	(56,134)
Philippine Peso	HSBK	Sell	2,511,000,000	53,539,446			4/07/17	78,956	—
Japanese Yen	CITI	Sell	6,890,100,000	64,756,579			4/13/17	—	(2,562,096)
Japanese Yen	BOFA	Sell	2,679,000,000	24,910,896			4/18/17	—	(1,270,758)
Mexican Peso	CITI	Buy	3,422,907,160	164,331,456		EUR	4/18/17	—	(7,402,065)
Mexican Peso	CITI	Buy	2,084,698,000	93,989,289		EUR	5/04/17	2,095,750	—
Malaysian Ringgit	DBAB	Buy	427,337,301	91,175,016		EUR	5/11/17	669,043	—
Japanese Yen	BOFA	Sell	42,218,712,250	393,757,809			5/18/17	—	(19,495,242)
Japanese Yen	CITI	Sell	42,148,693,500	392,912,382			5/18/17	—	(19,655,298)
Japanese Yen	BOFA	Sell	42,084,293,750	390,936,310			5/19/17	—	(21,022,731)
Japanese Yen	HSBK	Sell	42,232,203,900	392,310,301			5/19/17	—	(21,096,618)
Japanese Yen	BOFA	Sell	42,198,117,500	390,522,986			5/22/17	—	(22,615,645)
Japanese Yen	JPHQ	Sell	9,694,306,000	90,002,934			5/22/17	—	(4,908,701)
Malaysian Ringgit	HSBK	Buy	36,030,800	944,403,298	JPY		5/23/17	—	(517,385)
Mexican Peso	HSBK	Buy	531,511,160	27,810,337			5/26/17	—	(302,809)
Mexican Peso	HSBK	Sell	531,511,160	28,522,963			5/26/17	1,015,435	—
Japanese Yen	CITI	Sell	28,538,800,000	270,345,951			6/08/17	—	(9,317,646)
Japanese Yen	CITI	Sell	4,208,470,000	40,365,532			6/16/17	—	(892,989)
Japanese Yen	DBAB	Sell	24,707,170,000	236,574,873			6/19/17	—	(5,686,063)
Japanese Yen	CITI	Sell	19,533,646,000	190,316,853			6/20/17	—	(1,226,621)
Japanese Yen	DBAB	Sell	24,749,910,000	240,477,167			6/22/17	—	(2,242,513)
Mexican Peso	CITI	Buy	2,168,516,800	97,714,246		EUR	6/29/17	1,238,242	—
Japanese Yen	BZWS	Sell	11,637,164,000	115,395,395			6/30/17	1,221,227	—
Japanese Yen	JPHQ	Sell	14,336,430,000	140,113,663			7/14/17	—	(650,872)
Mexican Peso	CITI	Buy	2,005,292,700	93,599,576		EUR	7/14/17	—	(2,777,281)

30 Annual Report

franklintempleton.com

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Global Bond Fund (continued)

Forward Exchange Contracts (continued)

				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*		Date	Appreciation	Depreciation
OTC Forward Exchange
Contracts (continued)
Mexican Peso	DBAB	Buy	3,204,884,515	149,795,958	EUR	7/17/17	$—	$(4,751,331)
Mexican Peso	CITI	Buy	3,867,049,000	179,879,511	EUR	7/18/17	—	(4,785,037)
Mexican Peso	JPHQ	Buy	4,117,023,741	191,900,053	EUR	7/18/17	—	(5,539,184)
Mexican Peso	CITI	Buy	2,099,231,755	97,173,847	EUR	7/19/17	—	(2,078,522)
Japanese Yen	CITI	Sell	14,729,205,625	141,070,833		7/25/17	—	(3,637,062)
Japanese Yen	BZWS	Sell	13,069,570,000	125,832,888		7/31/17	—	(2,611,889)
Japanese Yen	DBAB	Sell	13,902,366,365	133,916,103		7/31/17	—	(2,713,207)
Mexican Peso	CITI	Buy	758,072,000	33,675,249	EUR	8/04/17	752,141	—
Japanese Yen	DBAB	Sell	9,637,940,000	97,589,510		8/18/17	2,776,837	—
Japanese Yen	HSBK	Sell	19,192,069,750	194,645,738		8/22/17	5,803,587	—
Japanese Yen	JPHQ	Sell	4,331,618,000	43,934,113		8/22/17	1,312,756	—
Japanese Yen	BZWS	Sell	4,322,430,000	43,761,915		8/24/17	1,226,314	—
Japanese Yen	DBAB	Sell	4,271,575,000	43,309,963		8/24/17	1,274,809	—
Japanese Yen	JPHQ	Sell	8,617,736,000	87,230,670		8/28/17	2,407,837	—
Japanese Yen	DBAB	Sell	8,644,374,000	87,723,183		8/30/17	2,628,850	—
Japanese Yen	JPHQ	Sell	10,357,462,000	104,896,314		8/30/17	2,938,518	—
Japanese Yen	HSBK	Sell	14,893,097,250	147,895,703		9/01/17	1,273,540	—
Total Forward Exchange Contracts							$454,898,766	$(1,925,363,016)
Net unrealized appreciation (depreciation)								$(1,470,464,250)

*In U.S. dollars unless otherwise indicated.
[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.

At August 31, 2016, the Fund had the following interest rate swap contracts outstanding. See Note 1(c).

Interest Rate Swap Contracts
		Notional	Expiration	Unrealized	Unrealized
Description	Exchange	Amount	Date	Appreciation	Depreciation
Centrally Cleared Swap Contracts
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 0.926%	LCH	$3,657,620,000	10/17/17	$—	$(7,204,075)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.914%	LCH	2,081,160,000	1/22/25	—	(91,755,036)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.970%	LCH	2,601,430,000	1/23/25	—	(126,150,063)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.973%	LCH	1,535,390,000	1/27/25	—	(74,771,582)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.937%	LCH	383,800,000	1/29/25	—	(17,539,002)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.942%	LCH	325,000,000	1/30/25	—	(14,929,705)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.817%	LCH	514,670,000	2/03/25	—	(18,400,530)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.978%	LCH	39,700,000	3/27/25	—	(2,210,280)

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Annual Report

31

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Global Bond Fund (continued)

Interest Rate Swap Contracts (continued)

		Notional	Expiration	Unrealized	Unrealized
Description	Exchange	Amount	Date	Appreciation	Depreciation
Centrally Cleared Swap Contracts (continued)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.985%	LCH	$39,700,000	3/27/25	$—	$(2,235,403)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.45%	LCH	893,410,000	7/22/25	—	(81,513,959)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.439%	LCH	101,430,000	7/23/25	—	(9,133,096)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.40%	CME	798,605,000	7/24/25	—	(69,255,402)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.89%	LCH	385,470,000	7/22/45	—	(112,631,934)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.861%	LCH	54,025,000	7/24/45	—	(15,394,086)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.574%	LCH	1,057,400,000	8/24/45	—	(225,890,206)
Total Interest Rate Swap Contracts.				$—	$(869,014,359)
Net unrealized appreciation (depreciation)					$(869,014,359)

See Abbreviations on page 48.

32 Annual Report | The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Assets and Liabilities
August 31, 2016

Templeton Global Bond Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$35,241,378,868
Cost - Controlled affiliates (Note 3f)	6,437,468,884
Total cost of investments	$41,678,847,752
Value - Unaffiliated issuers	$34,538,286,273
Value - Controlled affiliates (Note 3f)	6,437,468,884
Total value of investments	40,975,755,157
Cash	100,900,000
Restricted Cash (Note 1d)	330,000
Foreign currency, at value (cost $87,653,385)	87,165,629
Receivables:
Investment securities sold	1,052,195,297
Capital shares sold	57,926,149
Interest	588,396,695
Due from brokers	2,680,497,211
Variation margin	2,447,425
Unrealized appreciation on OTC forward exchange contracts	454,898,766
Other assets	18,101
Total assets	46,000,530,430
Liabilities:
Payables:
Capital shares redeemed	183,274,920
Management fees	16,498,626
Distribution fees	5,575,472
Transfer agent fees	12,979,794
Due to brokers	330,000
Unrealized depreciation on OTC forward exchange contracts	1,925,363,016
Deferred tax	69,484,897
Accrued expenses and other liabilities	11,571,194
Total liabilities	2,225,077,919
Net assets, at value	$43,775,452,511
Net assets consist of:
Paid-in capital	$51,270,625,649
Distributions in excess of net investment income	(4,340,946,219)
Net unrealized appreciation (depreciation)	(3,107,223,796)
Accumulated net realized gain (loss)	(47,003,123)
Net assets, at value	$43,775,452,511

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TEMPLETON INCOME TRUST
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
August 31, 2016

Templeton Global Bond Fund

Class A:
Net assets, at value	$13,759,571,599
Shares outstanding	1,215,378,398
Net asset value per share[a]	$11.32
Maximum offering price per share (net asset value per share ÷ 95.75%)	$11.82
Class C:
Net assets, at value	$4,430,726,950
Shares outstanding	390,437,718
Net asset value and maximum offering price per share[a]	$11.35
Class R:
Net assets, at value	$319,154,839
Shares outstanding	28,192,500
Net asset value and maximum offering price per share	$11.32
Class R6:
Net assets, at value	$3,096,050,882
Shares outstanding	274,511,506
Net asset value and maximum offering price per share	$11.28
Advisor Class:
Net assets, at value	$22,169,948,241
Shares outstanding	1,965,692,695
Net asset value and maximum offering price per share	$11.28

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

34 Annual Report | The accompanying notes are an integral part of these financial statements.

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TEMPLETON INCOME TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the year ended August 31, 2016

Templeton Global Bond Fund

Investment income:
Interest	$2,372,725,821
Expenses:
Management fees (Note 3a)	247,911,775
Distribution fees: (Note 3c)
Class A	41,356,712
Class C	34,191,867
Class R	1,721,469
Transfer agent fees: (Note 3e)
Class A	25,351,203
Class C	8,070,382
Class R	527,657
Class R6	75,185
Advisor Class	41,222,182
Custodian fees (Note 4)	17,965,392
Reports to shareholders	4,306,589
Registration and filing fees	1,038,942
Professional fees	2,141,647
Trustees’ fees and expenses	467,940
Other	5,305,160
Total expenses	431,654,102
Expense reductions (Note 4)	(917,915)
Expenses waived/paid by affiliates (Notes 3f and 3g)	(17,776,258)
Net expenses	412,959,929
Net investment income	1,959,765,892
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(2,392,620,309)
Foreign currency transactions	(1,182,075,293)
Swap contracts	(194,823,777)
Net realized gain (loss)	(3,769,519,379)
Net change in unrealized appreciation (depreciation) on:
Investments	4,473,479,137
Translation of other assets and liabilities
denominated in foreign currencies	(1,725,665,397)
Swap contracts	(1,025,003,696)
Change in deferred taxes on unrealized appreciation	(46,793,429)
Net change in unrealized appreciation (depreciation)	1,676,016,615
Net realized and unrealized gain (loss)	(2,093,502,764)
Net increase (decrease) in net assets resulting from operations	$(133,736,872)

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TEMPLETON INCOME TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton Global Bond Fund

	Year Ended August 31,
	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$1,959,765,892	$1,918,862,127
Net realized gain (loss)	(3,769,519,379)	1,533,373,258
Net change in unrealized appreciation (depreciation)	1,676,016,615	(8,215,116,388)
Net increase (decrease) in net assets resulting from operations.	(133,736,872)	(4,762,881,003)
Distributions to shareholders from:
Net investment income and net foreign currency gains:
Class A	(188,140,461)	(1,426,740,514)
Class C	(52,668,223)	(456,402,157)
Class R	(3,379,795)	(23,094,899)
Class R6	(34,175,805)	(158,468,340)
Advisor Class	(342,705,079)	(2,531,270,279)
Net realized gains:
Class A	—	(48,969,283)
Class C	—	(16,770,582)
Class R	—	(805,892)
Class R6	—	(4,736,424)
Advisor Class	—	(83,506,392)
Tax return of capital:
Class A	(279,411,411)	—
Class C	(74,920,547)	—
Class R	(5,419,090)	—
Class R6	(64,420,742)	—
Advisor Class	(489,428,472)	—
Total distributions to shareholders	(1,534,669,625)	(4,750,764,762)
Capital share transactions: (Note 2)
Class A	(4,777,735,450)	(1,838,992,575)
Class C	(1,575,647,174)	(1,041,771,546)
Class R	(29,039,808)	42,137,606
Class R6	383,408,401	1,214,781,557
Advisor Class	(9,490,067,830)	(1,071,098,074)
Total capital share transactions	(15,489,081,861)	(2,694,943,032)
Net increase (decrease) in net assets.	(17,157,488,358)	(12,208,588,797)
Net assets:
Beginning of year	60,932,940,869	73,141,529,666
End of year.	$43,775,452,511	$60,932,940,869
Distributions in excess of net investment income included in net assets:
End of year.	$(4,340,946,219)	$(1,682,787,996)

36 Annual Report | The accompanying notes are an integral part of these financial statements.

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Notes to Financial Statements

Templeton Global Bond Fund

1. Organization and Significant Accounting Policies

Templeton Income Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of four separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Global Bond Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

As approved by the Fund’s Board of Trustees (the Board) at a meeting held on July 13, 2016, the Fund’s fiscal year-end will be changed to December 31st. This will result in the Fund having a fiscal year that is shorter than a full calendar year for the period ended December 31, 2016.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Board, the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Derivative financial instruments listed on an exchange are valued at the official closing price of the day. Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the

38 Annual Report

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond Fund (continued)

agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund invests in value recovery instruments, for which payments may be made based on established benchmarks for an underlying variable. The security has a notional amount, which is used to calculate amounts of payments allocated to holders. Payments are recorded upon receipt as realized gains in the Statement of Operations.

See Note 9 regarding other derivative information.

d. Restricted Cash

At August 31, 2016, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statement of Assets and Liabilities.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of August 31, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary.

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39

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

f. Security Transactions, Investment Income, Expenses and Distributions (continued)

Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At August 31, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

			Year Ended August 31,
		2016			2015
	Shares		Amount	Shares		Amount
Class A Shares:
Shares sold	229,370,553		$2,628,193,417	377,413,038		$4,750,325,054
Shares issued in reinvestment of distributions	38,954,864		444,049,952	109,931,692		1,364,258,216
Shares redeemed	(687,425,634)		(7,849,978,819)	(635,235,897)		(7,953,575,845)
Net increase (decrease)	(419,100,217)		$(4,777,735,450)	(147,891,167)		$(1,838,992,575)
Class C Shares:
Shares sold	26,508,612		$304,875,491	55,317,616		$701,305,682
Shares issued in reinvestment of distributions	9,380,713		107,209,762	31,326,424		389,548,262
Shares redeemed	(173,376,368)		(1,987,732,427)	(170,263,829)		(2,132,625,490)
Net increase (decrease)	(137,487,043)		$(1,575,647,174)	(83,619,789)		$(1,041,771,546)

40 Annual Report

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NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond Fund (continued)

			Year Ended August 31,
		2016			2015
	Shares		Amount	Shares		Amount
Class R Shares:
Shares sold	6,416,344		$73,229,854	8,966,710		$113,318,644
Shares issued in reinvestment of distributions	728,904		8,306,631	1,853,136		22,982,186
Shares redeemed	(9,677,096)		(110,576,293)	(7,518,579)		(94,163,224)
Net increase (decrease)	(2,531,848)		$(29,039,808)	3,301,267		$42,137,606
Class R6 Shares:
Shares sold	109,246,751		$1,246,561,815	109,633,179		$1,371,591,476
Shares issued in reinvestment of distributions	8,156,948		92,480,055	12,283,169		151,765,750
Shares redeemed	(84,330,503)		(955,633,469)	(25,230,341)		(308,575,669)
Net increase (decrease)	33,073,196		$383,408,401	96,686,007		$1,214,781,557
Advisor Class Shares:
Shares sold	535,809,896		$6,114,362,830	791,183,381		$9,963,311,439
Shares issued in reinvestment of distributions	60,499,066		687,132,773	169,324,719		2,094,752,523
Shares redeemed	(1,430,322,563)		(16,291,563,433)	(1,058,846,416)		(13,129,162,036)
Net increase (decrease)	(834,013,601)		$(9,490,067,830)	(98,338,316)		$(1,071,098,074)

3. Transactions with Affiliates
Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton
Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:
Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees
The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:
Annualized Fee Rate	Net Assets
0.650%	Up to and including $200 million
0.585%	Over $200 million, up to and including $700 million
0.550%	Over $700 million, up to and including $1.2 billion
0.525%	Over $1.2 billion, up to and including $1.3 billion
0.475%	Over $1.3 billion, up to and including $35 billion
0.470%	Over $35 billion, up to and including $50 billion
0.465%	Over $50 billion, up to and including $65 billion
0.460%	Over $65 billion, up to and including $80 billion
0.455%	In excess of $80 billion
For the year ended August 31, 2016, the effective investment management fee rate was 0.476% of the Fund’s average daily net assets.

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TEMPLETON INCOME TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond Fund (continued)

3.	Transactions with Affiliates (continued)
b.	Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	0.65%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to
unaffiliated brokers/dealers	$1,197,153
CDSC retained	$395,154

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended August 31, 2016, the Fund paid transfer agent fees of $75,246,609, of which $26,614,250 was retained by Investor Services.

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NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond Fund (continued)

f. Investments in Affiliated Management Investment Companies

The Fund invests in an affiliated management investment company for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment company, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to September 1, 2013, the waiver was accounted for as a reduction to management fees. During the year ended August 31, 2016, the Fund held investments in affiliated management investment companies as follows:

% of
Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares	Value			Outstanding
	at Beginning	Gross	Gross	Held at End	at End	Investment	Realized	Held at End
	of Year	Additions	Reductions	of Year	of Year	Income	Gain (Loss)	of Year

Controlled Affiliates
Institutional
Fiduciary Trust
Money Market
Portfolio	9,570,839,633	26,036,341,201	(29,169,711,950)	6,437,468,884	$6,437,468,884	$ —	$ —	38.4%

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until December 31, 2016. There were no Class R6 transfer agent fees waived during the year ended August 31, 2016.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended August 31, 2016, the custodian fees were reduced as noted in the the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At August 31, 2016, the Fund had long-term capital loss carryforwards of $46,681,604.

For tax purposes, the Fund may elect to defer any portion of a late-year ordinary loss to the first day of the following fiscal year. At August 31, 2016, the Fund deferred late-year ordinary losses of $5,119,601,586.

The tax character of distributions paid during the years ended August 31, 2016 and 2015, was as follows:

	2016	2015
Distributions paid from:
Ordinary income	$621,069,363	$4,750,764,762
Return of capital	913,600,262	—
	$1,534,669,625	$4,750,764,762

Due to fluctuations in foreign currency, a portion of the distributions paid for the year ended August 31, 2016 is determined to be a return of capital for federal income tax purposes.

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TEMPLETON INCOME TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond Fund (continued)

5. Income Taxes (continued)

At August 31, 2016, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$42,183,791,724

Unrealized appreciation	$1,497,744,957
Unrealized depreciation	(2,705,781,524)
Net unrealized appreciation (depreciation)	$(1,208,036,567)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums and swaps.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2016, aggregated $19,086,457,080 and $27,052,361,502, respectively.

7. Credit Risk

At August 31, 2016, the Fund had 25.4% of its portfolio invested in high yield securities or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. Other Derivative Information

At August 31, 2016, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts	Statement of		Statement of
Not Accounted for as	Assets and Liabilities		Assets and Liabilities
Hedging Instruments	Location	Fair Value	Location	Fair Value

Interest rate contracts	Variation margin	$ —[a]	Variation margin	$869,014,359	[a]

Foreign exchange contracts.	Unrealized appreciation on OTC	454,898,766	Unrealized depreciation on OTC	1,925,363,016
	forward exchange contracts		forward exchange contracts

Value recovery instruments	Investments in securities, at	210,327,785	Investments in securities, at	—
	value		value
Totals		$665,226,551		$2,794,377,375

[a]This amount reflects the cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

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NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond Fund (continued)

For the year ended August 31, 2016, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

				Net Change in
				Unrealized
Derivative Contracts		Net Realized		Appreciation
Not Accounted for as	Statement of	Gain (Loss) for	Statement of	(Depreciation)
Hedging Instruments	Operations Locations	the Year	Operations Locations	for the Year

	Net realized gain (loss) from:		Net change in unrealized
			appreciation (depreciation) on:
Interest rate contracts	Swap contracts	$(194,823,777)	Swap contracts	$(1,025,003,696)
Foreign exchange contracts .	Foreign currency transactions	(1,075,268,576)[a]	Translation of other assets	(1,755,115,465)[a]
			and liabilities denominated
			in foreign currencies
Value recovery instruments .	Investments	—	Investments	(46,800,625)
Totals		$(1,270,092,353)		$(2,826,919,786)

[a]Forward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the year ended August 31, 2016, the average month end fair value of derivatives represented 6.2% of average month end net assets. The average month end number of open derivative contracts for the year was 525.

At August 31, 2016, the Fund’s OTC derivative assets and liabilities are as follows:

Gross Amounts of
Assets and Liabilities Presented
in the Statement of Assets and Liabilities

	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts.	$454,898,766	$1,925,363,016

[a]Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At August 31, 2016, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross
	Amounts of	Financial	Financial
	Assets Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Received[a]	Received	than zero)
Counterparty
BOFA	$9,025,913	$(9,025,913)	$-	$-	$-
BZWS	39,609,132	(39,609,132)	-	-	-
CITI	22,233,031	(22,233,031)	-	-	-
DBAB	59,981,985	(59,981,985)	-	-	-
GSCO	26,103,869	(26,103,869)	-	-	-
HSBK	92,049,890	(92,049,890)	-	-	-
JPHQ	183,453,203	(183,453,203)	-	-	-
MSCO	6,471,263	(6,471,263)	-	-	-
SCNY	13,194,769	(13,194,769)	-	-	-
UBSW	2,775,711	(510,750)	(439,923)	(330,000)	1,495,038
Total	$454,898,766	$(452,633,805)	$(439,923)	$(330,000)	$1,495,038

[a]At August 31, 2016, the Fund received U.K. Treasury Notes as collateral for derivatives.

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TEMPLETON INCOME TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond Fund (continued)

9. Other Derivative Information (continued)

At August 31, 2016, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross
	Amounts of	Financial	Financial
	Liabilities Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Pledged	Pledged[a]	than zero)
Counterparty
BOFA	$104,806,688	$(9,025,913)	$-	$(95,780,775)	$-
BZWS	187,471,264	(39,609,132)	-	(147,862,132)	-
CITI	454,892,471	(22,233,031)	-	(432,659,440)	-
DBAB	192,823,182	(59,981,985)	-	(132,841,197)	-
GSCO	111,077,065	(26,103,869)	-	(84,973,196)	-
HSBK	530,907,899	(92,049,890)	-	(438,858,009)	-
JPHQ	257,790,260	(183,453,203)	-	(74,337,057)	-
MSCO	56,405,036	(6,471,263)	-	(49,280,000)	653,773
SCNY.	28,678,401	(13,194,769)	-	(15,483,632)	-
UBSW	510,750	(510,750)	-	-	-
Total	$1,925,363,016	$(452,633,805)	$-	$(1,472,075,438)	$653,773

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateral-ization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 48.

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the year ended August 31, 2016, the Fund did not use the Global Credit Facility.

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

• Level 1 – quoted prices in active markets for identical financial instruments

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TEMPLETON INCOME TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond Fund (continued)

  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of August 31, 2016, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Foreign Government and Agency Securities[a]	$—	$32,766,788,439	$—	$32,766,788,439
Quasi-Sovereign and Corporate Bonds[a]	—	487,124,336	—	487,124,336
Short Term Investments	6,437,468,884	1,284,373,498	—	7,721,842,382
Total Investments in Securities	$6,437,468,884	$34,538,286,273	$—	$40,975,755,157

Other Financial Instruments:
Forward Exchange Contracts	$—	$454,898,766	$—	$454,898,766

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$1,925,363,016	$—	$1,925,363,016
Swap Contracts.	—	869,014,359	—	869,014,359
Total Other Financial Instruments	$—	$2,794,377,375	$—	$2,794,377,375

[a]For detailed categories, see the accompanying Statement of Investments.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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TEMPLETON INCOME TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond Fund (continued)

Abbreviations

Counterparty/Exchange		Currency		Selected Portfolio
BOFA	Bank of America Corp.	AUD	Australian Dollar	BBA	British Bankers Association
BZWS	Barclays Bank PLC	BRL	Brazilian Real	FHLB	Federal Home Loan Bank
CITI	Citigroup, Inc.	COP	Colombian Peso	FRN	Floating Rate Note
CME	Chicago Mercantile Exchange	EUR	Euro	GDP	Gross Domestic Product
DBAB	Deutsche Bank AG	IDR	Indonesian Rupiah	LIBOR	London InterBank Offered Rate
GSCO	The Goldman Sachs Group, Inc.	INR	Indian Rupee	VRI	Value Recovery Instruments
HSBK	HSBC Bank PLC	JPY	Japanese Yen
JPHQ	JPMorgan Chase Bank & Co.	KRW	South Korean Won
LCH	LCH Clearnet LLC	LKR	Sri Lankan Rupee
MSCO	Morgan Stanley	MXN	Mexican Peso
SCNY	Standard Charted Bank	MYR	Malaysian Ringgit
UBSW	UBS AG	PEN	Peruvian Nuevo Sol
		PHP	Philippine Peso
		PLN	Polish Zloty
		USD	United States Dollar

48 Annual Report

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TEMPLETON INCOME TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Templeton Income Trust and Shareholders of Templeton Global Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Bond Fund (the "Fund") at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 19, 2016

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TEMPLETON INCOME TRUST

Tax Information (unaudited)
Templeton Global Bond Fund

At August 31, 2016, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on August 12, 2016, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to Class A, Class C, Class R, Class R6 and Advisor Class shareholders of record.

	Foreign Tax Paid	Foreign Source	Foreign Source Qualified
Class	Per Share	Income Per Share	Dividends Per Share

Class A	$0.0174	$0.5799	$—
Class C	$0.0174	$0.5240	$—
Class R	$0.0174	$0.5544	$—
Class R6	$0.0174	$0.6370	$—
Advisor Class	$0.0174	$0.6155	$—

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2017, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2016. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2016 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton
Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth	Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1992	145	Bar-S Foods (meat packing company)
300 S.E. 2nd Street	(1981-2010).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)	Trustee	Since 2008	42	Ares Capital Corporation (specialty
300 S.E. 2nd Street	finance company) (2010-present),
Fort Lauderdale, FL 33301-1923	United Natural Foods, Inc. (distributor
of natural, organic and specialty foods)
(2013-present), Allied Capital
Corporation (financial services)
(2003-2010), SLM Corporation (Sallie
Mae) (1997-2014) and Navient
Corporation (loan management,
servicing and asset recovery)
(2014-2016).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Edith E. Holiday (1952)	Lead	Trustee since	145	Hess Corporation (exploration and
300 S.E. 2nd Street	Independent	2001 and Lead	refining of oil and gas) (1993-present),
Fort Lauderdale, FL 33301-1923	Trustee	Independent	Canadian National Railway (railroad)
Trustee since 2007	(2001-present), White Mountains
Insurance Group, Ltd. (holding
company) (2004-present), RTI
International Metals, Inc. (manufacture
and distribution of titanium)
(1999-2015) and H.J. Heinz Company
(processed foods and allied products)
(1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison - United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	145	Boeing Capital Corporation (aircraft
300 S.E. 2nd Street	financing) (2006-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present);
and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949)	Trustee	Since 2005	42	Emeritus Corporation (assisted living)
300 S.E. 2nd Street	(1999-2010) and OSI Pharmaceuticals,
Fort Lauderdale, FL 33301-1923	Inc. (pharmaceutical products)
(2006-2010).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer,
Dillon, Read & Co. Inc. (1982-1997).

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TEMPLETON INCOME TRUST

Independent Board Members (continued)

				Number of Portfolios in
Name, Year of Birth			Length of	Fund Complex Overseen	Other Directorships Held
and Address		Position	Time Served	by Board Member*	During at Least the Past 5 Years

Frank A. Olson (1932)		Trustee	Since 2003	145	Hess Corporation (exploration and
300 S.E. 2nd Street					refining of oil and gas) (1998-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June–December 1987).

Larry D. Thompson (1945)		Trustee	Since 2005	145	The Southern Company (energy
300 S.E. 2nd Street					company) (2014-present; previously
Fort Lauderdale, FL 33301-1923					2010-2012), Graham Holdings
					Company (education and media
					organization) (2011-present) and
					Cbeyond, Inc. (business
					communications provider)
					(2010-2012).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present;
previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc.
(consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011);
Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003)

Constantine D. Tseretopoulos		Trustee	Since 2003	26	None
(1954)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and
formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).

Robert E. Wade (1946)		Trustee	Since 2006	42	El Oro Ltd (investments)
300 S.E. 2nd Street					(2003-present).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

Interested Board Members and Officers

				Number of Portfolios in
Name, Year of Birth			Length of	Fund Complex Overseen	Other Directorships Held
and Address		Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)		Trustee	Since 2007	161	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	145	None
One Franklin Parkway	the Board,	Board and Trustee
San Mateo, CA 94403-1906	Trustee and	since 2013 and
	Vice President	Vice President
since 1996
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief Executive Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and
officer of 45 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948)	Vice President	Since May 2016	Not Applicable	Not Applicable
One Franklin Parkway	– AML
San Mateo, CA 94403-1906	Compliance
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton
Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy	President and	Since 2002	Not Applicable	Not Applicable
(1962)	Chief Executive
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

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TEMPLETON INCOME TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth			Length of	Fund Complex Overseen	Other Directorships Held
and Address		Position	Time Served	by Board Member*	During at Least the Past 5 Years

Kimberly H. Novotny (1972)		Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the
South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Mark H. Otani (1968)		Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway		Chief Financial
San Mateo, CA 94403-1906		Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)		Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street		Compliance
Fort Lauderdale, FL 33301-1923		Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)		Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Navid J. Tofigh (1972)		Vice President	Since November	Not Applicable	Not Applicable
One Franklin Parkway			2015
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)		Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)		Secretary and	Secretary since	Not Applicable	Not Applicable
300 S.E. 2nd Street		Vice President	2013 and Vice
Fort Lauderdale, FL 33301-1923			President since
2011
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

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Interested Board Members and Officers (continued)

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director ofFranklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective May 13, 2016, Frank J. Crothers ceased to be a trustee of the Trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms.
Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Ares Capital Corporation (2010-present) and United
Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital
Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of
US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceu-
ticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial
Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and
Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Review of Investment Management

At a meeting held May 17, 2016, the Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “non-interested Trustees” or “independent Trustees”), approved renewal of the investment management agreements for each of the separate funds comprising the Templeton Income Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by each Investment Manager (Managers) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Broadridge report, which utilized data from Lipper Inc. (Lipper), compared the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by each Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of each Manager. The Board also received a report on all marketing support payments made by FTI to financial intermediaries during the past year, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Funds, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of such Funds and their shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by each Manager and its affiliates to each Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided to Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Among other factors taken into account by the Board were each Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered global foreign exchange transactions. Consideration was also given to the experience of the Funds’ portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be

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invested in a pre-designated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided to Fund shareholders by an affiliate of the Manager and steps taken by FTI to enhance analytical support to the investment management groups and provide additional oversight of liquidity risk and complex securities. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued introduction of new funds and reassessment of the fund offerings in response to the market environment.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Broadridge report furnished for the agreement renewals. The following summarizes the performance result for the Fund as shown in the Broadridge report.

The Broadridge report prepared for Templeton Global Bond Fund showed the investment performance of its Class A shares for the one-year period ended February 29, 2016, as well as during the previous 10 years ending that date in comparison to a performance universe consisting of the Fund and all retail and institutional international income funds as classified by Lipper. The Fund’s income return, as shown in such report, was in the second-highest quintile of such universe for the one-year period, and on an annualized basis was in the highest quintile of such universe for each of the previous three-, five- and 10-year periods. The Broadridge report showed the Fund’s total return to be in the lowest or worst performing quintile of its Lipper performance universe for the one-year period, and in the second-highest performing quintile of such universe for each of the previous three- and five-year periods on an annualized basis, and in the highest or best performing quintile of such universe for the previous 10-year period. The Board was satisfied with such performance.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed that both the contractual management fee rate and actual total expense ratio of Templeton Global Bond Fund were in the least expensive quintile of its Lipper expense group. The Board was satisfied with such comparative expenses.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Managers and their affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2015, being the most recent fiscal year-end for Franklin Resources, Inc., the Managers’ parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Managers to periodically review the reasonableness of the allocation methodologies to be used

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TEMPLETON GLOBAL BOND FUND
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solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Managers and their affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley Act of 2002 and Dodd-Frank Wall Street Reform and Consumer Protection Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Managers and their affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from personnel and systems enhancements necessitated by fund growth, increased leverage with the service providers and counterparties, allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Managers and their affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Managers as a fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Managers realizing a larger profit margin on management services provided to such Fund. The Board also noted that economies of scale are shared with a Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The investment management agreement for Templeton Global Bond Fund provides a fee at the rate of 0.650% on the first $200 million of net assets; 0.585% on the next $500 million of net assets; 0.550% on the next $500 million of net assets; 0.525% on the next $100 million of net assets; 0.475% on the next $33.7 billion of net assets; 0.470% on the next $15 billion of net assets with breakpoints continuing thereafter reaching 0.455% on net assets in excess of $80 billion. At the end of 2015, the net assets of Templeton Global Bond Fund were approximately $54.7 billion and, to the extent economies of scale may be realized by the Managers and their affiliates, the Board believed the schedule of fees under the investment management agreement for the Fund provides a sharing of benefits with the Fund and its shareholders. The Board believed it unlikely that meaningful economies of scale existed at such asset levels, noting that the expenses of the Fund were subsidized by Management.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely

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unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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GOF P11 09/16

SUPPLEMENT DATED SEPTEMBER 26, 2016

TO THE CURRENTLY EFFECTIVE PROSPECTUS

OF

EACH OF THE LISTED FUNDS

Templeton IncomeTrust

Templeton Emerging Markets Bond Fund

Templeton Global Bond Fund

Templeton Global Total Return Fund

Templeton International Bond Fund

Templeton Global Investment Trust

Templeton Emerging Markets Balanced Fund

Templeton Global Balanced Fund

The Prospectus is amended as follows:

I. Effective December 31, 2016, as approved by the board of trustees at a meeting held on July 13, 2016, each of the Funds’ fiscal year ends will be changed to December 31. As a result, each Fund will experience a shortened fiscal year covering the transitional period between the Fund’s current fiscal year end and December 31, 2016.

II. Effective December 31, 2016, Templeton Global Bond Fund, which has historically sought to pay a level distribution amount from net investment income on a monthly basis, will implement a variable pay distribution policy. The Fund will continue to seek to pay any distributions from net investment income on a monthly basis. Capital gains, if any, may be paid at least annually. The Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions.

Please keep this supplement with your Prospectus for future reference.

Annual Report and Shareholder Letter
Templeton Global Bond Fund

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2016 Franklin Templeton Investments. All rights reserved.	406 A 10/16

Annual Report and Shareholder Letter

August 31, 2016

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Templeton Global Total Return Fund

This annual report for Templeton Global Total Return Fund covers the fiscal year ended August 31, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks total investment return consisting of a combination of interest income, capital appreciation and currency gains. Under normal market conditions, the Fund invests primarily in fixed and floating rate debt securities and debt obligations (including convertible bonds) of governments, government agencies and government-related or corporate issuers worldwide (collectively, “bonds”). Bonds include debt securities of any maturity, such as bonds, notes, bills and debentures.

Performance Overview

For the 12 months under review, the Fund’s Class A shares posted a +1.08% cumulative total return. In comparison, the global fixed income market, as measured by the Fund’s benchmark, the Bloomberg Barclays Multiverse Index, generated a +8.96% cumulative total return for the same period.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

Global markets experienced periods of heightened volatility during the 12-month period, as declines in oil prices and concerns about global growth appeared to have negative effects on investor sentiment at times. Conditions in China also had significant influence on global markets. However, contrary to the dire concerns held by a number of market participants, we viewed the country’s moderation of growth as an inevitable and reasonable normalization for an economy of its size, and held the view that China’s growth would remain around its 6% to 7% expansionary pace. Nonetheless, risk aversion persisted at the beginning of the period before eventually diminishing in October, as several emerging market currencies rebounded and appreciated against the U.S. dollar, while the euro and the Japanese yen depreciated.

After postponing action in September and October, the U.S. Federal Reserve (Fed) finally raised its policy rate by 25 basis points (0.25%) at its December 2015 meeting, marking the first increase in the federal funds rate since 2006 and the first non-zero rate policy since 2008. Despite the move toward tightening policy, the Federal Open Market Committee stressed that U.S. monetary policy would remain highly accommodative and that the pace of future increases would be gradual. Although bond yields initially shifted higher across much of

1. Source: Morningstar.
The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 19.

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TEMPLETON GLOBAL TOTAL RETURN FUND

Europe, Asia ex-Japan and Latin America in December, they subsequently declined during the first two months of 2016 as risk aversion returned and oil prices dropped below US$30 per barrel.

Despite the return of market pessimism, we continued to believe that fears of global deflation were unwarranted and that markets were overestimating the extent to which lower headline inflation reflected structurally weaker global demand. Supply factors were the main driver behind falling energy and commodity prices, by our assessment, which in turn pushed headline inflation lower. These were short-term effects, and we viewed their disinflationary impact as a factor that should wane as commodity prices stabilize. The belief that inflation had become structurally lower appeared to lead several investors to take a complacent view on interest rates, yet markets remained in a vulnerable phase of the yield cycle, by our assessment. Underlying inflation in the U.S. was not adequately priced into bond yields during the period, in our view, and we were wary of the lack of inflation being priced into bond yields across the globe. We believed there were more risks of inflation moving up than down, yet markets appeared to price in deflation and downside risks.

Additionally, during January and February, markets appeared to regard emerging economies as being in near-crisis condition, reacting as if conditions were worse than the 2008 global financial crisis or the Asian financial crisis of 1997 and 1998. However, several emerging market economies were in far better shape, by our assessment, with larger foreign reserves and more diversified, growing economies. We were focused on a number of opportunities in emerging market currencies on the conviction that the broad fears of a systemic crisis across the asset class were exaggerated. Over the final weeks of February, risk appetites returned and several local-currency markets rallied, creating a positive trend for global markets that largely carried into March and April.

The Fed passed on raising rates at its March and April meetings while indicating that rate hikes would likely be more gradual than previously envisioned at the end of 2015, reducing the number of projected rate hikes for 2016 from four to two. The result of the Fed’s dovishness was an implicit easing of policy, as markets essentially eliminated previously priced-in rate hikes for the year. Consequently, the U.S. dollar weakened as the Japanese yen and the euro notably strengthened. We believed the periods of yen and euro strength would prove temporary and that fundamentals would ultimately re-emerge. We also believed that a firmer commitment to rate hikes in the U.S. would fortify the divergences in monetary policies between the easings of the European Central Bank and Bank of Japan, and the Fed’s tightening.

Market expectations for U.S. interest rate hikes increased sharply after hawkish-sounding comments were released in the Fed meeting minutes on May 18, leading yields to temporarily surge higher. However, in late June, U.K. voters approved the “Brexit” referendum to leave the European Union, which caused global markets to retreat into a state of heightened risk aversion. Yields declined to historic lows in the eurozone and the U.S. during the first eight days of July, before markets relatively stabilized by mid-month. A number of local-currency emerging markets rebounded in the second half of July, and Fed Chair Janet Yellen’s comments at Jackson Hole at the end of August added support to higher yield levels.

Investment Strategy

We invest selectively in bonds around the world based upon our assessment of changing market, political and economic conditions. While seeking opportunities, we consider various factors including evaluation of interest and currency exchange rates and credit risks. We seek to manage the Fund’s exposure to various currencies and may use currency forward contracts.

What is a currency forward contract?
A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

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TEMPLETON GLOBAL TOTAL RETURN FUND

Manager’s Discussion

On the whole, we continued to position our strategies for rising rates by maintaining low portfolio duration and aiming at a negative correlation with U.S. Treasury returns. We also continued to actively seek select duration exposures that we believe can offer positive real yields without taking undue interest-rate risk, favoring countries that we believe have solid underlying fundamentals and prudent fiscal, monetary and financial policies. When investing globally, investment opportunities may take time to materialize, which may require weathering short-term volatility as the longer term investing theses develop. During the period we shifted out of markets that we were previously contrarian on to reallocate to positions that we believe have fundamentally attractive valuations for the medium term ahead. We also maintained our exposures to several of our strongest investment convictions and added to those types of positions as prices became cheaper during periods of heightened volatility. Despite the persistence of volatility during the period, we remained encouraged by the vast set of what we considered fundamentally attractive valuations across the local currency markets. We were positioned for depreciation of the euro and the Japanese yen, rising U.S. Treasury yields, and currency appreciation in select emerging markets. During the period, we used currency forward contracts to actively manage exposure to currencies. We also used interest rate swaps to tactically manage duration exposures.

What is duration?
Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

What is an interest rate swap?
An interest rate swap is an agreement between two parties to exchange interest rate payment obligations, generally one
based on an interest rate fixed to maturity and the other based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime,
commercial paper or other benchmarks).

During the period, the Fund’s absolute performance benefited from interest rate strategies. Overall credit exposures had a largely neutral effect, while currency positions detracted from absolute return. The Fund maintained a defensive approach regarding interest rates in developed and emerging markets. Select duration exposures in Latin America (Brazil) and Asia ex-Japan (Indonesia) contributed to absolute performance.

Currency Breakdown*
8/31/16
% of Total
Net Assets
Americas	149.9%
U.S. Dollar	102.0%
Mexican Peso	21.1%
Brazilian Real	16.1%
Uruguayan Peso	4.8%
Colombian Peso	4.0%
Chilean Peso	1.9%
Middle East & Africa	2.9%
Ghanaian Cedi	2.9%
Asia Pacific	-11.2%
Malaysian Ringgit	15.9%
Indonesian Rupiah	11.0%
Indian Rupee	8.4%
Philippine Peso	4.9%
Sri Lankan Rupee	0.7%
South Korean Won	-1.2%
Australian Dollar	-9.5%
Japanese Yen	-41.4%
Europe	-41.6%
Serbian Dinar	3.3%
Polish Zloty	0.3%
British Pound Sterling	0.0%**
Deutsche Mark	0.0%**
Euro	-45.2%
*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) or unsettled trades and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.
**Rounds to less than 0.1%.

However, negative duration exposure to U.S. Treasuries, through the use of interest rate swaps, detracted from absolute return. Among currencies, the Fund’s net-negative position in the Japanese yen, through the use of currency forward contracts, detracted from absolute performance. However, the Fund’s net-negative position in the euro, also through the use of currency forward contracts, contributed to absolute return, as did currency positions in Latin America (Brazilian real) and Asia ex-Japan (Indonesian rupiah and Malaysian ringgit).

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TEMPLETON GLOBAL TOTAL RETURN FUND

On a relative basis, major factors contributing to the Fund’s underperformance included interest rate strategies followed by currency positions, while overall credit exposures had a largely neutral effect on performance. Underweighted duration exposures to the U.S., eurozone, Japan and the U.K. detracted from relative return. However, overweighted duration exposures to Asia ex-Japan (Indonesia) and Latin America (Brazil) contributed. Among currencies, underweighted positions in the Japanese yen and the Australian dollar detracted from relative return. However, underweighted positions in the British pound and the euro contributed. Overweighted currency positions in Latin America (Brazilian real) and Asia ex-Japan (Indonesian rupiah and Malaysian ringgit) also contributed to relative performance.

Thank you for your continued participation in Templeton Global Total Return Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no
representation or warranty as to their completeness or accuracy.
Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6 Annual Report franklintempleton.com

TEMPLETON GLOBAL TOTAL RETURN FUND

Performance Summary as of August 31, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	8/31/16	8/31/15		Change
A (TGTRX)	$11.38	$11.63	-$	0.25
C (TTRCX)	$11.38	$11.61	-$	0.23
R (N/A)	$11.40	$11.63	-$	0.23
R6 (FTTRX)	$11.41	$11.64	-$	0.23
Advisor (TTRZX)	$11.41	$11.64	-$	0.23

Distributions[1] (9/1/15–8/31/16)
	Dividend	Tax Return
Share Class	Income	of Capital		Total
A	$0.1321	$0.2267		$0.3588
C	$0.1168	$0.1967		$0.3135
R	$0.1224	$0.2079		$0.3303
R6	$0.1471	$0.2554		$0.4025
Advisor	$0.1418	$0.2452		$0.3870

See page 11 for Performance Summary footnotes.

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TEMPLETON GLOBAL TOTAL RETURN FUND
PERFORMANCE SUMMARY

Performance as of 8/31/162

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;
Class R/R6/Advisor Class: no sales charges.

			Value of	Average Annual	Total Annual Operating Expenses[7]
	Cumulative	Average Annual	$10,000	Total Return
Share Class	Total Return[3]	Total Return[4]	Investment[5]	(9/30/16)[6]	(with waiver)	(without waiver)
A					1.03%	1.04%
1-Year	+1.08%	-3.25%	$9,675	-2.03%
5-Year	+11.59%	+1.33%	$10,683	+2.79%
Since Inception (9/30/08)	+77.26%	+6.91%	$16,979	+6.69%
C					1.43%	1.44%
1-Year	+0.76%	-0.22%	$9,978	+0.98%
5-Year	+9.48%	+1.83%	$10,948	+3.29%
Since Inception (9/30/08)	+71.89%	+7.08%	$17,189	+6.85%
R					1.28%	1.29%
1-Year	+0.91%	+0.91%	$10,091	+2.12%
5-Year	+10.28%	+1.98%	$11,028	+3.44%
Since Inception (9/30/08)	+74.09%	+7.25%	$17,409	+7.03%
R6					0.67%	0.68%
1-Year	+1.47%	+1.47%	$10,147	+2.68%
3-Year	+3.68%	+1.21%	$10,368	-0.09%
Since Inception (5/1/13)	-2.86%	-0.87%	$9,714	-1.16%
Advisor					0.78%	0.79%
1-Year	+1.42%	+1.42%	$10,142	+2.63%
5-Year	+13.07%	+2.49%	$11,307	+3.96%
Since Inception (9/30/08)	+80.91%	+7.77%	$18,091	+7.55%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 11 for Performance Summary footnotes.

8 Annual Report franklintempleton.com

TEMPLETON GLOBAL TOTAL RETURN FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

See page 11 for Performance Summary footnotes.

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TEMPLETON GLOBAL TOTAL RETURN FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

See page 11 for Performance Summary footnotes.

10 Annual Report

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TEMPLETON GLOBAL TOTAL RETURN FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio that may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform as promised. The markets for particular securities or types of securities are or may become relatively illiquid. Reduced liquidity will have any adverse impact on the security’s value and on the Fund’ ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific market event. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainties. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including but not limited to, the risk that a government entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due. Investments in lower rated bonds include higher risk of default and loss of principal. Changes in interest rates will affect the value of the Fund’s portfolio and its share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund is nondiversified, which involves the risk of greater price fluctuation than a more diversified portfolio. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.

Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Class R6:	Shares are available to certain eligible investors as described in the prospectus.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income and tax return of capital.
2. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through its current fiscal year-end. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
5. This figure represents the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Source: Morningstar. The Bloomberg Barclays Multiverse Index provides a broad-based measure of the global fixed income bond market. The index represents the union of the Global Aggregate Index and the Global High Yield Index and captures investment-grade and high yield securities in all eligible currencies.
See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON GLOBAL TOTAL RETURN FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

  1. Divide your account value by $1,000.

     If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

  2. Multiply the result by the number under the heading “Expenses Paid During Period.”

    If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

12 Annual Report franklintempleton.com

		TEMPLETON GLOBAL TOTAL RETURN FUND
			YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 3/1/16	Value 8/31/16	Period* 3/1/16–8/31/16
A
Actual	$1,000	$1,059.30	$5.54
Hypothetical (5% return before expenses)	$1,000	$1,019.86	$5.43
C
Actual	$1,000	$1,057.20	$7.60
Hypothetical (5% return before expenses)	$1,000	$1,017.85	$7.46
R
Actual	$1,000	$1,057.90	$6.83
Hypothetical (5% return before expenses)	$1,000	$1,018.60	$6.70
R6
Actual	$1,000	$1,061.30	$3.52
Hypothetical (5% return before expenses)	$1,000	$1,021.82	$3.46
Advisor
Actual	$1,000	$1,060.50	$4.25
Hypothetical (5% return before expenses)	$1,000	$1,021.11	$4.17

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.07%;
C: 1.47%; R: 1.32%; R6: 0.68%; and Advisor: 0.82%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

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13

TEMPLETON INCOME TRUST

Financial Highlights
Templeton Global Total Return Fund
		Year Ended August 31,
	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.63	$13.59	$12.95	$13.15	$13.47
Income from investment operations[a]:
Net investment income[b]	0.58	0.51	0.49	0.52	0.55
Net realized and unrealized gains (losses)	(0.47)	(1.48)	0.74	0.17	(0.13)
Total from investment operations	0.11	(0.97)	1.23	0.69	0.42
Less distributions from:
Net investment income and net foreign currency gains	(0.13)	(0.96)	(0.59)	(0.86)	(0.66)
Net realized gains	—	(0.03)	—	(0.03)	(0.08)
Tax return of capital.	(0.23)	—	—	—	—
Total distributions	(0.36)	(0.99)	(0.59)	(0.89)	(0.74)
Net asset value, end of year.	$11.38	$11.63	$13.59	$12.95	$13.15

Total return[c]	1.08%	(7.40)%	9.56%	5.27%	3.36%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.07%	1.04%	1.03%	1.01%	1.04%
Expenses net of waiver and payments by affiliates	1.06%[d]	1.02%[d]	1.01%[d]	1.00%[d]	1.04%
Net investment income	5.14%	4.05%	3.66%	3.76%	4.33%

Supplemental data
Net assets, end of year (000’s)	$1,227,550	$1,632,114	$2,115,198	$1,875,526	$1,138,837
Portfolio turnover rate	44.16%	32.07%	28.85%	25.45%	23.98%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reduction rounds to less than 0.01%.

14 Annual Report | The accompanying notes are an integral part of these financial statements.

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			TEMPLETON INCOME TRUST
			FINANCIAL HIGHLIGHTS

Templeton Global Total Return Fund (continued)
		Year Ended August 31,
	2016	2015	2014	2013	2012
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.61	$13.58	$12.94	$13.13	$13.46
Income from investment operations[a]:
Net investment income[b]	0.54	0.46	0.44	0.46	0.50
Net realized and unrealized gains (losses)	(0.46)	(1.49)	0.73	0.19	(0.14)
Total from investment operations	0.08	(1.03)	1.17	0.65	0.36
Less distributions from:
Net investment income and net foreign currency gains	(0.12)	(0.91)	(0.53)	(0.81)	(0.61)
Net realized gains	—	(0.03)	—	(0.03)	(0.08)
Tax return of capital.	(0.19)	—	—	—	—
Total distributions	(0.31)	(0.94)	(0.53)	(0.84)	(0.69)
Net asset value, end of year.	$11.38	$11.61	$13.58	$12.94	$13.13

Total return[c]	0.76%	(7.85)%	9.22%	4.78%	3.03%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.47%	1.44%	1.43%	1.41%	1.44%
Expenses net of waiver and payments by affiliates	1.46%[d]	1.42%[d]	1.41%[d]	1.40%[d]	1.44%
Net investment income	4.74%	3.65%	3.26%	3.36%	3.93%

Supplemental data
Net assets, end of year (000’s)	$517,428	$708,010	$904,521	$809,479	$512,461
Portfolio turnover rate	44.16%	32.07%	28.85%	25.45%	23.98%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 15

TEMPLETON INCOME TRUST
FINANCIAL HIGHLIGHTS

Templeton Global Total Return Fund (continued)
		Year Ended August 31,
	2016	2015	2014	2013	2012
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.63	$13.60	$12.96	$13.15	$13.48
Income from investment operations[a]:
Net investment income[b]	0.56	0.48	0.46	0.50	0.52
Net realized and unrealized gains (losses)	(0.46)	(1.49)	0.73	0.17	(0.14)
Total from investment operations	0.10	(1.01)	1.19	0.67	0.38
Less distributions from:
Net investment income and net foreign currency gains	(0.12)	(0.93)	(0.55)	(0.83)	(0.63)
Net realized gains	—	(0.03)	—	(0.03)	(0.08)
Tax return of capital.	(0.21)	—	—	—	—
Total distributions	(0.33)	(0.96)	(0.55)	(0.86)	(0.71)
Net asset value, end of year.	$11.40	$11.63	$13.60	$12.96	$13.15

Total return	0.91%	(7.70)%	9.36%	4.93%	3.18%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.32%	1.29%	1.28%	1.26%	1.29%
Expenses net of waiver and payments by affiliates	1.31%[c]	1.27%[c]	1.26%[c]	1.25%[c]	1.29%
Net investment income	4.89%	3.80%	3.41%	3.51%	4.08%

Supplemental data
Net assets, end of year (000’s)	$9,692	$9,809	$8,090	$7,450	$6,508
Portfolio turnover rate	44.16%	32.07%	28.85%	25.45%	23.98%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of expense reduction rounds to less than 0.01%.

16 Annual Report | The accompanying notes are an integral part of these financial statements.

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		TEMPLETON INCOME TRUST
		FINANCIAL HIGHLIGHTS

Templeton Global Total Return Fund (continued)
		Year Ended August 31,
	2016	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.64	$13.61	$12.97	$14.03
Income from investment operations[b]:
Net investment income[c]	0.64	0.56	0.54	0.15
Net realized and unrealized gains (losses)	(0.47)	(1.49)	0.74	(1.03)
Total from investment operations	0.17	(0.93)	1.28	(0.88)
Less distributions from:
Net investment income and net foreign currency gains	(0.15)	(1.01)	(0.64)	(0.18)
Net realized gains	—	(0.03)	—	—
Tax return of capital	(0.25)	—	—	—
Total distributions	(0.40)	(1.04)	(0.64)	(0.18)
Net asset value, end of year	$11.41	$11.64	$13.61	$12.97

Total return[d]	1.47%	(7.12)%	10.02%	(6.31)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.69%	0.68%	0.68%	0.68%
Expenses net of waiver and payments by affiliates[f]	0.68%	0.66%	0.66%	0.67%
Net investment income	5.52%	4.41%	4.01%	4.09%

Supplemental data
Net assets, end of year (000’s)	$882,402	$1,220,888	$1,038,236	$691,716
Portfolio turnover rate	44.16%	32.07%	28.85%	25.45%

aFor the period May 1, 2013 (effective date) to August 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 17

TEMPLETON INCOME TRUST
FINANCIAL HIGHLIGHTS

Templeton Global Total Return Fund (continued)
		Year Ended August 31,
	2016	2015	2014	2013	2012
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.64	$13.61	$12.97	$13.16	$13.49
Income from investment operations[a]:
Net investment income[b]	0.61	0.55	0.53	0.55	0.59
Net realized and unrealized gains (losses)	(0.45)	(1.49)	0.73	0.19	(0.14)
Total from investment operations	0.16	(0.94)	1.26	0.74	0.45
Less distributions from:
Net investment income and net foreign currency gains	(0.14)	(1.00)	(0.62)	(0.90)	(0.70)
Net realized gains	—	(0.03)	—	(0.03)	(0.08)
Tax return of capital.	(0.25)	—	—	—	—
Total distributions	(0.39)	(1.03)	(0.62)	(0.93)	(0.78)
Net asset value, end of year.	$11.41	$11.64	$13.61	$12.97	$13.16

Total return	1.42%	(7.23)%	9.91%	5.45%	3.70%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.82%	0.79%	0.78%	0.76%	0.79%
Expenses net of waiver and payments by affiliates	0.81%[c]	0.77%[c]	0.76%[c]	0.75%[c]	0.79%
Net investment income	5.39%	4.30%	3.91%	4.01%	4.58%

Supplemental data
Net assets, end of year (000’s)	$2,497,162	$3,857,408	$5,017,585	$3,602,558	$2,313,376
Portfolio turnover rate	44.16%	32.07%	28.85%	25.45%	23.98%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of expense reduction rounds to less than 0.01%.

18 Annual Report | The accompanying notes are an integral part of these financial statements.

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TEMPLETON INCOME TRUST

Statement of Investments, August 31, 2016
Templeton Global Total Return Fund
	Shares/
	Warrants			Value

Common Stocks and Other Equity Interests 0.0%†
South Africa 0.0%
[a,b] Edcon Holdings Ltd., F wts., 2/20/49	22,026			$—
[a,b] Edcon Holdings Ltd., F1 wts., 2/20/49	394,125,656			—
[a,b] Edcon Holdings Ltd., F2 wts., 2/20/49	31,916,299			—
				—
United Kingdom 0.0%†
[a,c] CEVA Holdings LLC	920			321,843
Total Common Stocks and Other Equity Interests (Cost $5,828,982)				321,843

Convertible Preferred Stocks 0.0%†
United Kingdom 0.0%†
[a,c] CEVA Holdings LLC, cvt. pfd., A-1	37			18,500
[a,c] CEVA Holdings LLC, cvt. pfd., A-2	1,990			696,703
Total Convertible Preferred Stocks (Cost $2,895,379)				715,203

	Principal
	Amount*

Convertible Bonds (Cost $53,860,000) 1.1%
Canada 1.1%
B2Gold Corp., cvt., senior sub. note, 3.25%, 10/01/18	53,860,000			54,499,588
[d,e] Senior Floating Rate Interests 0.0%†
United States 0.0%†
FRAM Group Holdings Inc. (Autoparts Holdings), Second Lien Term Loan, 11.00%, 1/29/18 .	56,404			48,790
Navistar Inc., Tranche B Term Loans, 6.50%, 8/07/20	134,880			127,798
Total Senior Floating Rate Interests (Cost $188,420)				176,588

Foreign Government and Agency Securities 83.9%
Bosnia and Herzegovina 0.0%†
[d,f] Government of Bosnia & Herzegovina, senior bond, B, Reg S, FRN, 0.625%, 12/11/21	160,417		DEM	75,507
Brazil 15.6%
Letra Tesouro Nacional,
Strip, 10/01/16	46,650	[g]	BRL	14,291,045
Strip, 1/01/19	185,100	[g]	BRL	43,931,300
Strip, 7/01/19	471,390	[g]	BRL	105,994,526
Nota Do Tesouro Nacional,
10.00%, 1/01/21	199,890	[g]	BRL	58,068,579
10.00%, 1/01/23	357,560	[g]	BRL	101,497,373
10.00%, 1/01/25	566,760	[g]	BRL	158,324,729
10.00%, 1/01/27	126,990	[g]	BRL	34,848,108
[h] Index Linked, 6.00%, 5/15/17	5,321	[g]	BRL	4,817,716
[h] Index Linked, 6.00%, 5/15/19	73,710	[g]	BRL	66,406,661
[h] Index Linked, 6.00%, 8/15/20	4,190	[g]	BRL	3,781,839
[h] Index Linked, 6.00%, 8/15/22	62,989	[g]	BRL	56,882,466
[h] Index Linked, 6.00%, 5/15/23	143,373	[g]	BRL	129,933,033
[h] Index Linked, 6.00%, 8/15/24	4,390	[g]	BRL	4,005,455
[h] Index Linked, 6.00%, 8/15/50	400	[g]	BRL	371,783
senior note, 10.00%, 1/01/17	57,615	[g]	BRL	17,621,225
				800,775,838

franklintempleton.com			Annual Report	19

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)
	Principal
	Amount*		Value

Foreign Government and Agency Securities (continued)
Colombia 3.9%
Government of Colombia,
senior bond, 7.75%, 4/14/21	12,635,000,000	COP	$4,485,690
senior bond, 4.375%, 3/21/23	1,916,000,000	COP	573,682
senior bond, 9.85%, 6/28/27	3,053,000,000	COP	1,245,975
Titulos de Tesoreria,
B, 5.00%, 11/21/18	6,334,000,000	COP	2,048,923
B, 7.75%, 9/18/30	210,554,000,000	COP	71,964,725
senior bond, B, 11.25%, 10/24/18	27,187,000,000	COP	9,891,155
senior bond, B, 7.00%, 5/04/22	25,552,000,000	COP	8,519,727
senior bond, B, 10.00%, 7/24/24	54,675,000,000	COP	21,241,724
senior bond, B, 7.50%, 8/26/26	131,197,000,000	COP	44,120,908
senior bond, B, 6.00%, 4/28/28	70,860,000,000	COP	21,121,042
senior note, B, 7.00%, 9/11/19	18,368,000,000	COP	6,178,613
senior note, B, 11.00%, 7/24/20.	19,102,000,000	COP	7,260,212
			198,652,376
Croatia 0.1%
[i] Government of Croatia, 144A, 6.75%, 11/05/19	4,070,000		4,493,280
Ecuador 0.1%
[i] Government of Ecuador, senior note, 144A, 7.95%, 6/20/24	7,910,000		6,964,716
Ghana 2.8%
Ghana Treasury Note,
24.25%, 10/09/17	4,890,000	GHS	1,237,290
23.95%, 11/06/17	7,490,000	GHS	1,889,337
23.30%, 12/11/17	13,470,000	GHS	3,374,921
24.25%, 6/11/18	28,190,000	GHS	7,108,097
Government of Ghana,
23.00%, 2/13/17	25,490,000	GHS	6,405,086
25.48%, 4/24/17	1,320,000	GHS	335,414
24.44%, 5/29/17	34,140,000	GHS	8,632,146
26.00%, 6/05/17	3,110,000	GHS	794,467
25.40%, 7/31/17	11,600,000	GHS	2,959,917
23.00%, 8/21/17	85,849,000	GHS	21,506,085
23.23%, 2/19/18	19,460,000	GHS	4,875,108
22.49%, 4/23/18	5,950,000	GHS	1,471,388
23.47%, 5/21/18	47,670,000	GHS	11,954,942
19.04%, 9/24/18	43,190,000	GHS	10,077,975
24.50%, 10/22/18	71,467,000	GHS	18,175,619
24.50%, 4/22/19	23,280,000	GHS	5,899,862
24.50%, 5/27/19	13,490,000	GHS	3,436,681
21.00%, 3/23/20	460,000	GHS	109,019
24.50%, 6/21/21	31,460,000	GHS	8,142,523
senior note, 24.00%, 11/23/20.	94,380,000	GHS	23,973,981
			142,359,858
India 4.8%
Government of India,
senior bond, 7.80%, 5/03/20	1,786,600,000	INR	27,386,963
senior bond, 8.35%, 5/14/22	527,100,000	INR	8,321,024
senior bond, 9.15%, 11/14/24	2,349,000,000	INR	39,209,097
senior bond, 8.33%, 7/09/26	878,000,000	INR	14,171,955
senior bond, 8.15%, 11/24/26	2,106,000,000	INR	33,603,101

20 Annual Report

franklintempleton.com

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)
	Principal
	Amount*			Value

Foreign Government and Agency Securities (continued)
India (continued)
Government of India, (continued)
senior bond, 8.28%, 9/21/27	2,306,800,000		INR	$37,233,956
senior bond, 8.60%, 6/02/28	1,852,900,000		INR	30,668,230
senior note, 7.28%, 6/03/19	69,400,000		INR	1,046,426
senior note, 8.12%, 12/10/20	501,500,000		INR	7,798,810
senior note, 7.16%, 5/20/23	2,481,400,000		INR	37,190,305
senior note, 8.83%, 11/25/23	665,900,000		INR	10,884,473
				247,514,340
Indonesia 8.1%
Government of Indonesia,
6.125%, 5/15/28	18,838,000,000		IDR	1,288,523
FR34, 12.80%, 6/15/21	34,970,000,000		IDR	3,271,643
FR35, 12.90%, 6/15/22	95,624,000,000		IDR	9,243,475
FR36, 11.50%, 9/15/19	33,165,000,000		IDR	2,830,931
FR43, 10.25%, 7/15/22	3,593,000,000		IDR	313,194
FR48, 9.00%, 9/15/18	23,719,000,000		IDR	1,868,201
FR52, 10.50%, 8/15/30	24,050,000,000		IDR	2,288,533
senior bond, 9.00%, 3/15/29	543,676,000,000		IDR	46,407,640
senior bond, FR31, 11.00%, 11/15/20	35,872,000,000		IDR	3,112,692
senior bond, FR39, 11.75%, 8/15/23	20,613,000,000		IDR	1,944,000
senior bond, FR40, 11.00%, 9/15/25	110,250,000,000		IDR	10,449,550
senior bond, FR42, 10.25%, 7/15/27	21,121,000,000		IDR	1,954,100
senior bond, FR44, 10.00%, 9/15/24	15,790,000,000		IDR	1,401,373
senior bond, FR46, 9.50%, 7/15/23	651,100,000,000		IDR	55,577,245
senior bond, FR47, 10.00%, 2/15/28	33,169,000,000		IDR	3,025,023
senior bond, FR53, 8.25%, 7/15/21	1,514,313,000,000		IDR	121,153,709
senior bond, FR56, 8.375%, 9/15/26	554,752,000,000		IDR	45,680,554
senior bond, FR59, 7.00%, 5/15/27	12,559,000,000		IDR	937,132
senior bond, FR61, 7.00%, 5/15/22	79,931,000,000		IDR	6,048,666
senior bond, FR63, 5.625%, 5/15/23	86,004,000,000		IDR	6,036,647
senior bond, FR69, 7.875%, 4/15/19	80,882,000,000		IDR	6,279,137
senior bond, FR70, 8.375%, 3/15/24	1,022,875,000,000		IDR	83,071,259
senior note, 8.50%, 10/15/16	3,130,000,000		IDR	237,032
senior note, FR66, 5.25%, 5/15/18	28,467,000,000		IDR	2,103,780
				416,524,039
Kenya 0.4%
[i] Government of Kenya, senior note, 144A, 6.875%, 6/24/24	19,534,000			19,163,049
Malaysia 3.0%
Government of Malaysia,
senior bond, 3.814%, 2/15/17	100,360,000		MYR	24,675,863
senior bond, 3.26%, 3/01/18	78,723,000		MYR	19,402,436
senior note, 3.394%, 3/15/17	154,754,000		MYR	38,007,566
senior note, 4.012%, 9/15/17	290,305,000		MYR	71,992,435
				154,078,300
Mexico 13.7%
Government of Mexico,
7.25%, 12/15/16	35,843,250	[j]	MXN	192,135,217
7.75%, 12/14/17	54,543,360	[j]	MXN	301,288,305
senior note, 8.50%, 12/13/18	35,371,100	[j]	MXN	201,076,795

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21

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)
	Principal
	Amount*			Value

Foreign Government and Agency Securities (continued)
Mexico (continued)
[k] Mexican Udibonos,
Index Linked, 3.50%, 12/14/17	856,443	[l]	MXN	$4,682,561
Index Linked, 4.00%, 6/13/19	589,335	[l]	MXN	3,284,744
Index Linked, 2.50%, 12/10/20	464,640	[l]	MXN	2,478,891
				704,946,513
Philippines 3.0%
Government of the Philippines,
senior bond, 1042, 9.125%, 9/04/16	299,080,000		PHP	6,414,591
senior note, 5.875%, 1/31/18	39,990,000		PHP	889,922
senior note, 3.375%, 8/20/20	215,350,000		PHP	4,718,027
senior note, 3-21, 2.875%, 5/22/17	119,480,000		PHP	2,574,283
senior note, 5-72, 2.125%, 5/23/18	1,051,350,000		PHP	22,513,881
senior note, 7-51, 5.00%, 8/18/18	441,600,000		PHP	9,873,608
senior note, 7-56, 3.875%, 11/22/19	4,951,340,000		PHP	108,813,934
				155,798,246
Poland 0.3%
Government of Poland,
4.75%, 4/25/17	9,170,000		PLN	2,394,658
[d] FRN, 1.79%, 1/25/21	55,199,000		PLN	13,956,485
				16,351,143
Portugal 3.7%
Government of Portugal,
[i] 144A, 5.125%, 10/15/24	179,860,000			180,882,504
[f] senior bond, Reg S, 4.95%, 10/25/23	1,419,700		EUR	1,819,755
[f] senior bond, Reg S, 5.65%, 2/15/24.	3,549,500		EUR	4,708,361
				187,410,620
Serbia 3.2%
Serbia Treasury Bond, 8.00%, 10/22/20	1,033,750,000		RSD	10,349,861
Serbia Treasury Note,
10.00%, 10/17/16	156,810,000		RSD	1,433,010
10.00%, 12/19/16	439,100,000		RSD	4,058,841
8.00%, 1/12/17	49,570,000		RSD	456,882
8.00%, 3/23/17	570,360,000		RSD	5,300,850
8.00%, 4/06/17	827,050,000		RSD	7,697,431
10.00%, 5/08/17	149,560,000		RSD	1,414,757
10.00%, 7/10/17	3,418,090,000		RSD	32,635,963
10.00%, 11/08/17	848,160,000		RSD	8,229,972
10.00%, 3/02/18	1,570,870,000		RSD	15,421,820
10.00%, 4/27/18	3,047,410,000		RSD	30,111,497
10.00%, 11/21/18	140,010,000		RSD	1,413,100
10.00%, 8/21/19	2,432,950,000		RSD	25,110,914
10.00%, 3/20/21	470,580,000		RSD	5,071,087
10.00%, 6/05/21	116,150,000		RSD	1,257,653
10.00%, 9/11/21	1,505,120,000		RSD	16,367,277
				166,330,915

22 Annual Report

franklintempleton.com

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)
	Principal
	Amount*		Value

Foreign Government and Agency Securities (continued)
South Korea 10.9%
Korea Monetary Stabilization Bond,
senior note, 2.07%, 12/02/16	53,144,700,000	KRW	$47,699,579
senior note, 1.96%, 2/02/17	39,466,600,000	KRW	35,450,984
senior note, 1.70%, 8/02/17	16,047,900,000	KRW	14,427,333
senior note, 1.56%, 10/02/17	117,730,100,000	KRW	105,749,179
senior note, 1.49%, 2/02/18	26,727,300,000	KRW	24,005,790
senior note, 1.25%, 8/02/18	16,488,000,000	KRW	14,757,342
Korea Treasury Bond,
senior note, 2.00%, 12/10/17	92,761,600,000	KRW	83,815,857
senior note, 1.50%, 6/10/19	165,819,400,000	KRW	149,389,931
senior note, 2.75%, 9/10/19	1,362,000,000	KRW	1,271,955
senior note, 2.00%, 3/10/21	86,310,400,000	KRW	79,572,639
senior note, 1.375%, 9/10/21	4,532,000,000	KRW	4,068,056
			560,208,645
Sri Lanka 0.7%
Government of Sri Lanka,
8.25%, 3/01/17	10,170,000	LKR	69,263
8.00%, 6/15/17	29,570,000	LKR	199,291
10.60%, 7/01/19	441,620,000	LKR	2,976,863
10.60%, 9/15/19	805,410,000	LKR	5,430,559
8.00%, 11/01/19	29,570,000	LKR	185,254
9.25%, 5/01/20	35,270,000	LKR	225,676
11.20%, 7/01/22	89,990,000	LKR	598,960
A, 5.80%, 1/15/17	394,700,000	LKR	2,672,239
A, 7.50%, 8/15/18	95,560,000	LKR	616,405
A, 8.00%, 11/15/18	542,330,000	LKR	3,507,223
A, 9.00%, 5/01/21	162,810,000	LKR	1,011,325
A, 11.00%, 8/01/21	83,950,000	LKR	559,642
B, 6.40%, 10/01/16	885,200,000	LKR	6,071,508
B, 5.80%, 7/15/17	973,900,000	LKR	6,435,071
B, 8.50%, 7/15/18	124,950,000	LKR	821,045
C, 8.50%, 4/01/18	510,340,000	LKR	3,379,329
D, 8.50%, 6/01/18	119,600,000	LKR	788,595
			35,548,248
Ukraine 4.8%
[i] Government of Ukraine,
144A, 7.75%, 9/01/20	10,020,000		9,931,072
144A, 7.75%, 9/01/21	31,389,000		30,878,929
144A, 7.75%, 9/01/22	31,979,000		31,280,259
144A, 7.75%, 9/01/23	31,979,000		31,125,161
144A, 7.75%, 9/01/24	31,979,000		31,023,148
144A, 7.75%, 9/01/25	31,979,000		30,908,503
144A, 7.75%, 9/01/26	31,979,000		30,780,587
144A, 7.75%, 9/01/27	31,979,000		30,619,093
[a,m] 144A, VRI, GDP Linked Securities, 5/31/40	60,577,000		19,572,731
			246,119,483

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23

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)
	Principal
	Amount*		Value

Foreign Government and Agency Securities (continued)
Uruguay 4.8%
[k] Government of Uruguay,
Index Linked, 4.25%, 4/05/27	272,142,269	UYU	$8,807,407
senior bond, Index Linked, 5.00%, 9/14/18	193,220,721	UYU	6,708,922
senior bond, Index Linked, 4.375%, 12/15/28	3,216,590,349	UYU	103,388,805
senior bond, Index Linked, 4.00%, 7/10/30	142,179,226	UYU	4,337,431
senior bond, Index Linked, 3.70%, 6/26/37	30,301,565	UYU	872,871
Uruguay Notas del Tesoro,
11.00%, 3/21/17	765,015,000	UYU	26,239,934
7, 13.25%, 4/08/18	304,900,000	UYU	10,442,798
[k] 10, Index Linked, 4.25%, 1/05/17.	311,013,111	UYU	10,796,540
[k] 13, Index Linked, 4.00%, 5/25/25.	666,386,319	UYU	21,298,338
[k] 14, Index Linked, 4.00%, 6/10/20.	631,895,581	UYU	21,065,465
[k] 16, Index Linked, 3.25%, 1/27/19.	1,095,825	UYU	36,693
[k] 18, Index Linked, 2.25%, 8/23/17.	193,915,908	UYU	6,574,331
[k] 19, Index Linked, 2.50%, 9/27/22.	205,879,818	UYU	6,154,723
senior note, 13.90%, 7/29/20	420,202,000	UYU	14,245,623
Uruguay Treasury Bill, Strip, 2/10/17	86,270,000	UYU	2,815,711
			243,785,592
Total Foreign Government and Agency Securities
(Cost $4,524,173,547)			4,307,100,708

Quasi-Sovereign and Corporate Bonds 0.8%
Russia 0.2%
LUKOIL International Finance BV,
[i] 144A, 6.656%, 6/07/22.	430,000		491,129
[f] Reg S, 6.656%, 6/07/22	2,400,000		2,742,060
[i] senior note, 144A, 6.125%, 11/09/20	6,180,000		6,770,560
			10,003,749
South Africa 0.4%
[n] Edcon Ltd.,
[i,o] secured note, 144A, 9.50%, 3/01/18	2,000,000	EUR	670,325
[i,o] senior secured note, 144A, 9.50%, 3/01/18.	7,916,000	EUR	2,653,148
[i,o] senior secured note, 144A, 9.50%, 3/01/18.	13,350,000		4,011,675
[i,p] senior secured note, 144A, PIK, 12.75%, 6/30/19	9,494,317	EUR	3,012,236
[f,o] senior secured note, first lien, Reg S, 9.50%, 3/01/18	100,000	EUR	33,516
[i,p] super senior secured note, 144A, PIK, 8.00%, 6/30/19.	9,075,096	EUR	6,997,103
			17,378,003
Sweden 0.1%
[i] Stena International SA, senior secured bond, first lien, 144A, 5.75%, 3/01/24	6,200,000		5,301,000
Ukraine 0.1%
[i,q] Ukreximbank, (BIZ Finance PLC), loan participation, senior note, 144A, 9.75%, 1/22/25	6,430,000		6,242,919
United States 0.0%†
[c] Erickson Air-Crane Inc., Purchase Price Notes, 6.00%, 11/02/20	15,648		12,135
[i,o] Linn Energy LLC/Finance Corp., senior secured note, second lien, 144A, 12.00%, 12/15/20 .	4,250,000		1,848,750
			1,860,885
Total Quasi-Sovereign and Corporate Bonds (Cost $65,855,075)			40,786,556

24 Annual Report

franklintempleton.com

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)
	Shares			Value
Escrows and Litigation Trusts 0.0%
United States 0.0%
[a,c] NewPage Corp., Litigation Trust	2,500,000			$—
Total Investments before Short Term Investments
(Cost $4,652,801,403)				4,403,600,486

	Principal
	Amount*
Short Term Investments 9.0%
Foreign Government and Agency Securities 1.8%
Mexico 0.0%†
[r] Mexico Treasury Bill, 2/02/17	733,880	[s]	MXN	382,634
Philippines 1.7%
[r] Philippine Treasury Bill, 9/07/16 - 6/07/17	4,008,600,000		PHP	85,490,920
South Korea 0.1%
Korea Monetary Stabilization Bond, senior note, 1.57%, 1/09/17	6,970,600,000		KRW	6,250,484
Total Foreign Government and Agency Securities (Cost $91,587,453)				92,124,038
Total Investments before Money Market Funds (Cost $4,744,388,856).				4,495,724,524

	Shares
Money Market Funds (Cost $369,099,717) 7.2%
United States 7.2%
[a,t] Institutional Fiduciary Trust Money Market Portfolio.	369,099,717			369,099,717
Total Investments (Cost $5,113,488,573) 94.8%				4,864,824,241
Other Assets, less Liabilities 5.2%				269,409,142
Net Assets 100.0%				$5,134,233,383

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25

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSee Note 9 regarding restricted securities.
cSecurity has been deemed illiquid because it may not be able to be sold within seven days. At August 31, 2016, the aggregate value of these securities was $1,049,181, representing less than 0.1% of net assets.
dThe coupon rate shown represents the rate at period end.
eSee Note 1(e) regarding senior floating rate interests.
fSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At August 31, 2016, the aggregate value of these securities was $9,379,199, representing 0.2% of net assets.
gPrincipal amount is stated in 1,000 Brazilian Real Units.
hRedemption price at maturity is adjusted for inflation. See Note 1(g).
iSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
August 31, 2016, the aggregate value of these securities was $495,621,877, representing 9.7% of net assets.
jPrincipal amount is stated in 100 Mexican Peso Units.
kPrincipal amount of security is adjusted for inflation. See Note 1(g).
lPrincipal amount is stated in 100 Unidad de Inversion Units.
mThe principal represents the notional amount. See Note 1(c) regarding value recovery instruments.
nAt August 31, 2016, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at year end.
oSee Note 7 regarding defaulted securities.
pIncome may be received in additional securities and/or cash.
qSee Note 1(d) regarding loan participation notes.
rThe security was issued on a discount basis with no stated coupon rate.
sPrincipal amount is stated in 10 Mexican Peso Units.
tSee Note 3(f) regarding investments in affiliated management investment companies.

At August 31, 2016, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

					Contract	Settlement		Unrealized	Unrealized
Currency		Counterparty[a] Type		Quantity	Amount*	Date		Appreciation	Depreciation
OTC Forward Exchange Contracts
Japanese Yen		HSBK	Buy	81,408,000	794,108	9/01/16	$	—$	(7,254)
Japanese Yen		HSBK	Sell	81,408,000	722,984	9/01/16		—	(63,870)
Chilean Peso		DBAB	Buy	1,688,282,000	2,429,318	9/02/16		50,494	—
Chilean Peso		DBAB	Sell	1,688,282,000	2,500,603	9/02/16		20,790	—
Chilean Peso		MSCO	Buy	4,633,447,000	7,001,386	9/02/16		—	(195,603)
Chilean Peso		MSCO	Sell	4,633,447,000	6,828,252	9/02/16		22,470	—
Chilean Peso		DBAB	Buy	263,440,000	376,881	9/06/16		9,938	—
Chilean Peso		DBAB	Sell	263,440,000	387,412	9/06/16		592	—
Chilean Peso		MSCO	Buy	4,633,447,000	6,608,353	9/06/16		195,124	—
Chilean Peso		MSCO	Buy	4,594,872,325	6,972,069	9/06/16		—	(225,232)
Chilean Peso		MSCO	Sell	9,228,319,325	13,621,136	9/06/16		70,822	—
Euro		BZWS	Sell	30,219,798	33,943,028	9/06/16		228,261	—
Euro		DBAB	Sell	20,140,000	22,582,047	9/06/16		112,823	—
Mexican Peso		HSBK	Buy	18,052,900	1,033,514	9/06/16		—	(74,294)
Mexican Peso		HSBK	Sell	18,052,900	995,006	9/06/16		35,786	—
Euro		GSCO	Sell	7,506,700	8,547,879	9/08/16		172,262	—
Chilean Peso		JPHQ	Buy	736,196,000	1,072,250	9/09/16		8,462	—
Euro		SCNY	Sell	3,227,500	3,676,316	9/09/16		75,064	—

26	Annual Report							franklintempleton.com

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)

Forward Exchange Contracts (continued)

				Contract	Settlement		Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*	Date		Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Japanese Yen	BZWS	Sell	2,532,491,700	22,435,455	9/09/16	$	—$	(2,051,700)
Japanese Yen	MSCO	Sell	91,664,560	811,694	9/09/16		—	(74,629)
Chilean Peso	DBAB	Buy	350,571,250	516,191	9/12/16		—	(1,695)
Euro	BOFA	Sell	11,708,000	13,023,160	9/12/16		—	(42,423)
Chilean Peso	JPHQ	Buy	206,400,000	301,441	9/13/16		1,444	—
Euro	DBAB	Sell	4,002,875	4,549,868	9/13/16		82,645	—
Euro	GSCO	Sell	8,776,716	9,970,350	9/13/16		175,502	—
Australian Dollar	CITI	Sell	66,339,000	47,789,289	9/14/16		—	(2,039,531)
Euro	BOFA	Sell	55,504,000	62,595,746	9/15/16		647,492	—
Japanese Yen	BZWS	Sell	8,582,643,860	76,005,488	9/16/16		—	(7,009,092)
Japanese Yen	CITI	Sell	9,788,671,513	86,649,950	9/16/16		—	(8,029,786)
Singapore Dollar	DBAB	Buy	7,150,000	5,053,004	9/19/16		193,882	—
Singapore Dollar	DBAB	Sell	7,150,000	4,985,010	9/19/16		—	(261,875)
South Korean Won	CITI	Sell	45,569,000,000	37,607,494	9/19/16		—	(3,206,134)
South Korean Won	HSBK	Buy	2,467,000,000	2,225,430	9/19/16		—	(15,874)
South Korean Won	HSBK	Buy	65,481,000,000	58,423,448	9/19/16		224,255	—
South Korean Won	HSBK	Sell	67,948,000,000	55,658,585	9/19/16		—	(5,198,673)
Chilean Peso	DBAB	Buy	787,494,000	1,132,108	9/20/16		22,833	—
Chilean Peso	JPHQ	Buy	110,826,000	160,304	9/20/16		2,234	—
Chilean Peso	MSCO	Buy	417,920,000	634,944	9/20/16		—	(22,022)
Japanese Yen	BZWS	Sell	3,449,853,916	28,586,768	9/20/16		—	(4,787,805)
Chilean Peso	DBAB	Buy	807,075,000	1,223,397	9/22/16		—	(39,940)
Euro	BZWS	Sell	22,807,000	25,858,006	9/22/16		394,980	—
Euro	MSCO	Sell	7,066,000	8,006,909	9/23/16		117,670	—
Euro	DBAB	Sell	16,129,471	18,299,852	9/26/16		288,748	—
Japanese Yen	BZWS	Sell	735,719,080	6,562,914	9/26/16		—	(556,588)
South Korean Won	HSBK	Buy	55,000,000,000	49,069,902	9/26/16		188,284	—
South Korean Won	HSBK	Sell	66,503,000,000	57,165,084	9/26/16		—	(2,395,229)
South Korean Won	HSBK	Sell	66,819,000,000	57,017,664	9/28/16		—	(2,824,873)
Euro	BOFA	Sell	21,788,250	24,611,789	9/29/16		278,471	—
Euro	BZWS	Sell	1,066,000	1,203,850	9/29/16		13,331	—
Euro	CITI	Sell	9,766,340	11,029,421	9/29/16		122,282	—
Euro	DBAB	Sell	12,218,385	13,800,666	9/29/16		155,061	—
Euro	GSCO	Sell	6,565,000	7,415,824	9/29/16		83,972	—
Chilean Peso	DBAB	Buy	103,613,000	150,524	9/30/16		1,307	—
Euro	BZWS	Sell	21,884,512	24,735,627	9/30/16		293,699	—
Euro	DBAB	Sell	5,908,531	6,685,267	9/30/16		86,267	—
Euro	GSCO	Sell	8,745,205	9,896,774	9/30/16		129,608	—
Mexican Peso	HSBK	Buy	29,828,560	1,704,294	9/30/16		—	(123,044)
Mexican Peso	HSBK	Sell	29,828,560	1,640,311	9/30/16		59,060	—
Chilean Peso	DBAB	Buy	1,788,364,000	2,644,526	10/03/16		—	(24,542)
Chilean Peso	MSCO	Buy	9,228,319,325	13,588,043	10/03/16		—	(68,399)
Euro	DBAB	Sell	770,715	873,683	10/03/16		12,794	—
Japanese Yen	JPHQ	Buy	3,018,875,000	29,091,982	10/06/16		134,000	—
Japanese Yen	JPHQ	Sell	3,018,875,000	27,237,806	10/06/16		—	(1,988,176)
Japanese Yen	JPHQ	Buy	3,018,875,000	29,091,982	10/07/16		135,173	—
Japanese Yen	JPHQ	Sell	3,018,875,000	25,337,611	10/07/16		—	(3,889,544)
Chilean Peso	MSCO	Buy	529,854,000	789,143	10/11/16		—	(13,385)
Euro	DBAB	Sell	1,124,643	1,275,345	10/11/16		18,700	—

franklintempleton.com

Annual Report

27

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)

Forward Exchange Contracts (continued)

				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*		Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Euro	GSCO	Sell	645,000	730,862		10/11/16	$10,157	$—
Ghanaian Cedi	BZWS	Buy	16,968,783	3,966,986		10/11/16	198,968	—
Japanese Yen	HSBK	Sell	6,005,600,000	50,537,300		10/11/16	—	(7,615,090)
Mexican Peso	CITI	Buy	137,552,020	7,642,628		10/11/16	—	(358,815)
Mexican Peso	CITI	Sell	137,552,020	7,366,753		10/11/16	82,940	—
Chilean Peso	DBAB	Buy	391,208,750	585,073		10/12/16	—	(12,350)
Euro	JPHQ	Sell	29,857,000	34,159,991		10/13/16	795,815	—
Japanese Yen	BZWS	Sell	3,040,800,000	25,594,882		10/13/16	—	(3,851,632)
Japanese Yen	DBAB	Sell	2,999,000,000	25,250,484		10/13/16	—	(3,791,247)
Chilean Peso	DBAB	Buy	391,208,750	588,284		10/14/16	—	(15,652)
Euro	BZWS	Sell	70,159,000	80,738,977		10/17/16	2,325,599	—
Euro	DBAB	Sell	10,678,448	12,255,975		10/17/16	321,182	—
Malaysian Ringgit	DBAB	Buy	803,510,924	165,932,373	EUR	10/17/16	10,564,826	—
Malaysian Ringgit	HSBK	Buy	686,092,285	155,210,453	EUR	10/17/16	—	(6,096,518)
Mexican Peso	DBAB	Buy	814,798,000	47,693,631		10/17/16	—	(4,573,311)
Mexican Peso	DBAB	Buy	407,399,000	20,426,634	EUR	10/17/16	—	(1,269,717)
Mexican Peso	DBAB	Sell	814,798,000	44,739,622		10/17/16	1,619,301	—
Chilean Peso	DBAB	Buy	1,112,085,000	1,672,308		10/18/16	—	(45,004)
Euro	DBAB	Sell	552,375	615,666		10/18/16	—	(1,723)
Euro	GSCO	Sell	7,665,000	8,544,559		10/18/16	—	(22,605)
South Korean Won	HSBK	Buy	95,000,000,000	81,804,874		10/18/16	3,267,214	—
South Korean Won	HSBK	Sell	116,782,000,000	100,861,079		10/18/16	—	(3,716,695)
Euro	BZWS	Sell	111,845,000	124,668,588		10/19/16	—	(345,691)
Japanese Yen	JPHQ	Sell	1,812,355,000	15,432,310		10/19/16	—	(2,122,412)
Euro	DBAB	Sell	13,110,000	14,958,510		10/21/16	303,639	—
Chilean Peso	BZWS	Buy	329,100,000	500,647		10/24/16	—	(19,304)
Japanese Yen	BZWS	Sell	1,015,610,000	8,551,965		10/24/16	—	(1,287,350)
Chilean Peso	DBAB	Buy	1,106,310,000	1,679,790		10/25/16	—	(61,826)
Chilean Peso	JPHQ	Buy	539,000,000	822,524		10/25/16	—	(34,243)
Euro	BZWS	Sell	10,045,933	11,183,886		10/27/16	—	(48,666)
Indian Rupee	DBAB	Buy	871,067,000	12,776,365		10/27/16	116,699	—
Chilean Peso	DBAB	Buy	314,189,000	473,461		10/28/16	—	(14,072)
Chilean Peso	MSCO	Buy	4,695,545,975	7,034,210		10/28/16	—	(168,650)
Indian Rupee	HSBK	Buy	854,165,525	11,317,033	EUR	10/28/16	—	(13,296)
Euro	BOFA	Sell	34,026,750	37,548,859		10/31/16	—	(503,511)
Euro	CITI	Sell	137,500	151,706		10/31/16	—	(2,061)
Euro	DBAB	Sell	10,680,540	11,787,717		10/31/16	—	(156,411)
Euro	BZWS	Sell	1,763,676	1,963,597		11/01/16	—	(8,819)
Euro	JPHQ	Sell	2,285,000	2,543,868		11/01/16	—	(11,575)
South Korean Won	HSBK	Sell	11,136,000,000	9,644,481		11/02/16	—	(327,263)
Euro	BOFA	Sell	234,000	262,346		11/03/16	628	—
Euro	BZWS	Sell	30,219,798	34,031,632		11/04/16	230,803	—
Euro	DBAB	Sell	739,956	824,163		11/04/16	—	(3,478)
Chilean Peso	MSCO	Buy	529,833,000	799,567		11/07/16	—	(25,581)
Euro	DBAB	Sell	519,000	574,040		11/07/16	—	(6,536)
Japanese Yen	BOFA	Sell	619,900,000	5,168,762		11/07/16	—	(840,344)
Japanese Yen	BZWS	Sell	619,000,000	5,741,183		11/07/16	—	(259,198)
Japanese Yen	SCNY	Sell	1,239,900,000	11,486,033		11/07/16	—	(533,148)
Mexican Peso	CITI	Buy	884,360,620	41,421,006	EUR	11/07/16	372,200	—

28 Annual Report

franklintempleton.com

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)

Forward Exchange Contracts (continued)

				Contract		Settlement		Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*		Date		Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Mexican Peso	CITI	Buy	660,431,000	38,896,244		11/07/16	$	—$	(4,015,553)
Mexican Peso	CITI	Sell	660,431,000	35,279,434		11/07/16		398,743	—
Chilean Peso	DBAB	Buy	615,855,800	928,053		11/08/16		—	(28,488)
Euro	DBAB	Sell	3,521,885	3,938,524		11/08/16		—	(1,379)
Euro	JPHQ	Sell	11,697,590	13,082,585		11/08/16		—	(3,411)
Malaysian Ringgit	JPHQ	Buy	444,704,523	98,331,569	EUR	11/08/16		—	(1,574,414)
Chilean Peso	DBAB	Buy	584,605,000	880,960		11/09/16		—	(27,123)
Japanese Yen	CITI	Sell	207,713,767	1,725,771		11/09/16		—	(287,907)
Mexican Peso	CITI	Buy	27,414,000	1,607,954		11/09/16		—	(160,341)
Mexican Peso	CITI	Sell	27,414,000	1,464,149		11/09/16		16,538	—
Euro	CITI	Sell	303,456	337,644		11/10/16		—	(1,859)
Chilean Peso	MSCO	Buy	32,520,017,500	49,756,751		11/14/16		—	(2,282,446)
Euro	BZWS	Sell	16,578,560	18,443,234		11/14/16		—	(107,841)
Euro	DBAB	Sell	11,366,828	12,486,727		11/14/16		—	(232,524)
Euro	GSCO	Sell	11,495,000	12,899,229		11/14/16		36,556	—
Euro	JPHQ	Sell	8,837,922	9,551,275		11/14/16		—	(338,182)
Euro	MSCO	Sell	5,828,000	6,547,612		11/14/16		26,198	—
Euro	SCNY	Sell	3,160,000	3,544,841		11/14/16		8,864	—
Euro	UBSW	Sell	7,424,000	8,328,948		11/14/16		21,643	—
Japanese Yen	CITI	Sell	6,387,542,400	52,490,282		11/14/16		—	(9,446,611)
Japanese Yen	GSCO	Sell	827,501,000	7,633,632		11/14/16		—	(390,243)
Japanese Yen	HSBK	Sell	85,634,000	703,157		11/14/16		—	(127,194)
Japanese Yen	JPHQ	Sell	2,417,114,000	19,831,754		11/14/16		—	(3,605,826)
Japanese Yen	SCNY	Sell	618,542,000	5,706,212		11/14/16		—	(291,489)
Mexican Peso	CITI	Buy	21,221,000	1,223,007		11/14/16		—	(102,923)
Mexican Peso	CITI	Sell	21,221,000	1,132,693		11/14/16		12,609	—
South Korean Won	CITI	Sell	45,698,000,000	39,089,859		11/14/16		—	(1,832,593)
Euro	BZWS	Sell	1,054,943	1,181,061		11/15/16		551	—
Euro	JPHQ	Sell	44,645,000	49,995,703		11/15/16		36,703	—
Euro	SCNY	Sell	1,054,000	1,181,692		11/15/16		2,237	—
Australian Dollar	JPHQ	Sell	48,982,000	35,825,435		11/16/16		—	(909,640)
Chilean Peso	MSCO	Buy	6,639,617,500	10,185,806		11/16/16		—	(494,794)
Euro	BZWS	Sell	31,079,000	33,700,824		11/16/16		—	(1,078,937)
Euro	JPHQ	Sell	164,000	183,673		11/16/16		145	—
Japanese Yen	CITI	Sell	618,542,000	5,098,224		11/16/16		—	(899,980)
Japanese Yen	MSCO	Sell	13,000,000	107,097		11/16/16		—	(18,968)
Japanese Yen	SCNY	Sell	206,868,600	1,910,818		11/16/16		—	(95,254)
South Korean Won	CITI	Sell	32,391,000,000	27,682,249		11/16/16		—	(1,324,066)
Chilean Peso	DBAB	Buy	576,009,250	882,097		11/17/16		—	(41,448)
Euro	DBAB	Sell	20,232,106	21,986,634		11/17/16		—	(655,601)
Euro	DBAB	Sell	291,630	327,783		11/17/16		1,413	—
Euro	MSCO	Sell	6,632,823	7,453,702		11/17/16		30,750	—
South Korean Won	HSBK	Buy	85,000,000,000	76,053,928		11/17/16		64,361	—
South Korean Won	HSBK	Sell	93,567,000,000	79,757,064		11/17/16		—	(4,033,053)
Euro	BZWS	Sell	9,579,000	10,855,593		11/18/16		135,044	—
Euro	DBAB	Sell	3,180,000	3,451,095		11/18/16		—	(107,872)
Euro	JPHQ	Sell	17,614,000	19,917,418		11/18/16		204,321	—
Euro	MSCO	Sell	6,498,000	7,360,739		11/18/16		88,359	—
Indonesian Rupiah	JPHQ	Buy	926,807,000,000	93,165,159	AUD	11/18/16		—	(800,034)

franklintempleton.com

Annual Report

29

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)

Forward Exchange Contracts (continued)

				Contract		Settlement		Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*		Date		Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Japanese Yen	DBAB	Sell	98,350,000	809,885		11/18/16	$	—$	(143,927)
South Korean Won	HSBK	Sell	51,606,000,000	43,966,773		11/18/16		—	(2,247,079)
Brazilian Real	HSBK	Buy	91,050,000	21,410,935		11/21/16		6,100,240	—
Euro	DBAB	Sell	3,619,000	3,905,082		11/21/16		—	(145,724)
Euro	DBAB	Sell	10,910,999	12,351,578		11/21/16		138,719	—
Japanese Yen	CITI	Sell	258,484,000	2,244,464		11/21/16		—	(262,666)
South Korean Won	CITI	Sell	102,839,000,000	86,960,088		11/21/16		—	(5,134,786)
Chilean Peso	JPHQ	Buy	949,400,000	1,432,516		11/22/16		—	(47,579)
Euro	BOFA	Sell	1,737,194	1,973,105		11/22/16		28,552	—
Euro	DBAB	Sell	4,967,000	5,644,002		11/22/16		84,119	—
Euro	JPHQ	Sell	29,569,597	33,614,925		11/22/16		515,771	—
Indian Rupee	JPHQ	Buy	544,937,700	7,093,188	EUR	11/22/16		97,816	—
Euro	DBAB	Sell	7,368,000	8,373,364		11/23/16		125,532	—
Euro	UBSW	Sell	341,006	387,383		11/23/16		5,656	—
South Korean Won	DBAB	Sell	28,680,000,000	24,379,256		11/23/16		—	(1,304,618)
Chilean Peso	DBAB	Buy	1,229,920,000	1,824,131		11/25/16		—	(30,491)
Euro	BZWS	Sell	7,073,348	8,043,528		11/25/16		124,854	—
Euro	GSCO	Sell	15,810,277	17,933,755		11/25/16		234,013	—
Euro	MSCO	Sell	19,042,000	20,546,543		11/25/16		—	(771,138)
Indian Rupee	JPHQ	Buy	6,180,000,000	90,964,622		11/25/16		152,357	—
Japanese Yen	HSBK	Sell	25,664,000	235,969		11/25/16		—	(12,997)
Mexican Peso	CITI	Buy	47,447,900	2,788,592		11/25/16		—	(286,673)
Mexican Peso	CITI	Sell	47,447,900	2,528,289		11/25/16		26,370	—
South Korean Won	HSBK	Sell	66,790,000,000	56,031,879		11/25/16		—	(3,781,257)
Euro	BOFA	Sell	3,101,513	3,506,819		11/28/16		34,200	—
Euro	DBAB	Sell	7,361,600	7,950,970		11/28/16		—	(291,468)
Euro	JPHQ	Sell	3,472,968	3,924,454		11/28/16		35,935	—
Japanese Yen	BOFA	Sell	65,296,000	597,746		11/28/16		—	(35,769)
Japanese Yen	SCNY	Sell	90,565,000	830,891		11/28/16		—	(47,790)
Chilean Peso	CITI	Buy	603,678,000	905,743		11/30/16		—	(25,781)
Euro	SCNY	Sell	2,285,000	2,589,031		11/30/16		30,389	—
Indian Rupee	CITI	Buy	85,545,000	1,104,519	EUR	11/30/16		23,606	—
Indian Rupee	DBAB	Buy	4,025,105,574	51,978,093	EUR	11/30/16		1,102,070	—
Malaysian Ringgit	BOFA	Buy	9,317,000	2,271,608		11/30/16		—	(1,314)
Mexican Peso	HSBK	Buy	23,487,206	1,250,051		11/30/16		—	(12,142)
Mexican Peso	HSBK	Sell	23,487,206	1,283,734		11/30/16		45,825	—
Euro	GSCO	Buy	52,151,000	57,930,895		12/02/16		471,182	—
Euro	GSCO	Sell	52,151,000	55,913,695		12/02/16		—	(2,488,382)
Japanese Yen	GSCO	Sell	8,236,852,000	67,767,921		12/02/16		—	(12,163,283)
South Korean Won	HSBK	Sell	30,082,000,000	25,385,654		12/02/16		—	(1,554,761)
Chilean Peso	DBAB	Buy	263,440,000	384,556		12/06/16		—	(740)
Japanese Yen	HSBK	Sell	3,034,900,000	28,390,084		12/09/16		—	(1,071,373)
Australian Dollar	JPHQ	Sell	67,150,000	47,789,245		12/12/16		—	(2,542,483)
Japanese Yen	CITI	Sell	4,387,300,000	41,329,772		12/12/16		—	(1,266,687)
Australian Dollar	JPHQ	Sell	99,072,000	73,106,715		12/13/16		—	(1,150,336)
Japanese Yen	DBAB	Sell	1,148,800,000	10,858,428		12/13/16		—	(295,882)
Japanese Yen	HSBK	Sell	3,469,350,000	32,760,623		12/13/16		—	(925,141)
Japanese Yen	JPHQ	Buy	3,214,350,000	31,056,522		12/13/16		153,312	—
Japanese Yen	JPHQ	Sell	3,214,350,000	30,340,229		12/13/16		—	(869,605)

30 Annual Report

franklintempleton.com

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)

Forward Exchange Contracts (continued)

				Contract		Settlement		Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*		Date		Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Mexican Peso	CITI	Buy	323,178,470	18,486,659		12/13/16	$	—$	(1,475,350)
Mexican Peso	CITI	Sell	323,178,470	17,192,447		12/13/16		181,138	—
Australian Dollar	CITI	Sell	66,777,000	49,289,439		12/14/16		—	(760,622)
Australian Dollar	JPHQ	Sell	33,378,000	23,894,643		12/14/16		—	(1,122,519)
Euro	MSCO	Sell	964,000	1,070,136		12/14/16		—	(10,046)
Euro	JPHQ	Sell	455,000	506,383		12/15/16		—	(3,479)
Mexican Peso	CITI	Buy	820,626,370	38,220,705	EUR	12/15/16		357,944	—
Mexican Peso	CITI	Buy	733,080,000	41,104,601		12/15/16		—	(2,524,773)
Mexican Peso	CITI	Sell	733,080,000	39,128,734		12/15/16		548,906	—
South Korean Won	CITI	Sell	34,184,000,000	29,087,815		12/15/16		—	(1,527,717)
Australian Dollar	CITI	Sell	9,226,100	6,774,850		12/16/16		—	(139,920)
Japanese Yen	HSBK	Sell	7,441,570,000	70,697,036		12/16/16		—	(1,568,164)
Mexican Peso	HSBK	Buy	345,556,000	19,322,076		12/16/16		—	(1,138,295)
Mexican Peso	HSBK	Sell	345,556,000	18,856,051		12/16/16		672,272	—
Mexican Peso	CITI	Buy	218,061,220	12,400,763		12/19/16		—	(929,411)
Mexican Peso	CITI	Sell	218,061,220	11,698,250		12/19/16		226,898	—
Mexican Peso	HSBK	Buy	217,115,000	12,328,374		12/19/16		—	(906,798)
Mexican Peso	HSBK	Sell	217,115,000	11,843,498		12/19/16		421,923	—
Australian Dollar	CITI	Sell	18,598,300	13,647,619		12/20/16		—	(290,258)
South Korean Won	DBAB	Sell	28,685,000,000	24,396,571		12/20/16		—	(1,294,487)
Philippine Peso	DBAB	Buy	73,175,950	1,541,845		1/05/17		21,703	—
Japanese Yen	DBAB	Sell	95,091,000	943,110		1/10/17		18,503	—
Japanese Yen	GSCO	Sell	1,641,201,000	14,008,681		1/10/17		—	(1,949,366)
Japanese Yen	JPHQ	Sell	3,018,875,000	25,672,671		1/10/17		—	(3,681,045)
Japanese Yen	JPHQ	Sell	3,018,875,000	29,949,157		1/10/17		595,442	—
Euro	BZWS	Sell	10,982,000	12,089,315		1/11/17		—	(233,087)
Euro	UBSW	Sell	1,080,000	1,188,324		1/11/17		—	(23,495)
Japanese Yen	BZWS	Sell	3,257,620,000	32,618,931		1/11/17		942,188	—
Euro	DBAB	Sell	22,540	24,822		1/12/17		—	(470)
Japanese Yen	SCNY	Sell	125,000,000	1,254,252		1/12/17		38,704	—
Euro	DBAB	Sell	29,588,000	32,610,414		1/13/17		—	(592,178)
Euro	SCNY	Sell	1,738,694	1,912,911		1/13/17		—	(38,189)
Japanese Yen	BZWS	Sell	5,795,250,000	56,958,327		1/13/17		600,198	—
Japanese Yen	HSBK	Sell	276,930,000	2,382,194		1/13/17		—	(310,917)
Euro	DBAB	Sell	477,490	524,928		1/17/17		—	(10,998)
Japanese Yen	CITI	Sell	83,690,000	718,702		1/17/17		—	(95,339)
Japanese Yen	SCNY	Sell	251,020,000	2,149,162		1/17/17		—	(292,475)
Mexican Peso	CITI	Buy	696,618,600	33,601,127	EUR	1/17/17		—	(1,172,321)
Mexican Peso	MSCO	Buy	654,045,210	32,532,684	EUR	1/17/17		—	(2,206,299)
Euro	CITI	Sell	1,043,697	1,156,838		1/19/17		—	(14,705)
Euro	GSCO	Sell	14,159,000	15,667,109		1/19/17		—	(226,273)
Euro	JPHQ	Sell	92,473,139	102,414,464		1/19/17		—	(1,386,019)
Euro	MSCO	Sell	4,802,000	5,329,620		1/19/17		—	(60,593)
Indonesian Rupiah	JPHQ	Buy	1,055,830,000,000	104,300,108	AUD	1/19/17		—	(195,973)
Japanese Yen	HSBK	Sell	218,790,000	2,086,496		1/19/17		—	(41,862)
Japanese Yen	JPHQ	Sell	1,812,355,000	15,654,316		1/19/17		—	(1,976,019)
Japanese Yen	SCNY	Sell	240,140,000	2,292,342		1/19/17		—	(43,706)
Euro	DBAB	Sell	2,437,058	2,691,365		1/23/17		—	(44,751)
Japanese Yen	DBAB	Sell	2,079,900,000	18,019,493		1/23/17		—	(2,217,612)

franklintempleton.com

Annual Report

31

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)

Forward Exchange Contracts (continued)

				Contract		Settlement		Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*		Date		Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Japanese Yen	HSBK	Sell	126,059,100	1,094,239		1/23/17	$	—$	(132,296)
Japanese Yen	MSCO	Sell	5,282,022,900	50,053,758		1/25/17		—	(1,344,754)
Euro	BZWS	Sell	3,358,633	3,681,852		1/27/17		—	(89,667)
Euro	GSCO	Sell	11,883,000	13,040,285		1/27/17		—	(303,523)
Japanese Yen	GSCO	Sell	183,530,000	1,566,724		1/27/17		—	(219,359)
Japanese Yen	JPHQ	Sell	1,484,000,000	12,668,710		1/27/17		—	(1,773,329)
Japanese Yen	HSBK	Sell	225,900,265	1,929,123		1/31/17		—	(269,750)
Euro	DBAB	Sell	53,270,000	58,773,856		2/03/17		—	(1,065,253)
Japanese Yen	MSCO	Sell	460,900,000	4,585,043		2/06/17		97,351	—
Euro	BZWS	Sell	1,141,000	1,292,896		2/08/17		10,877	—
Euro	GSCO	Sell	13,891,708	15,745,834		2/08/17		137,220	—
Japanese Yen	CITI	Sell	2,741,651,200	27,326,335		2/08/17		628,696	—
Japanese Yen	JPHQ	Sell	4,453,400,000	38,480,448		2/08/17		—	(4,885,851)
Japanese Yen	SCNY	Sell	4,454,700,000	38,574,843		2/08/17		—	(4,804,116)
Euro	GSCO	Sell	10,269,000	11,591,647		2/09/17		52,915	—
Japanese Yen	BZWS	Sell	4,455,270,000	38,632,300		2/09/17		—	(4,754,425)
Japanese Yen	CITI	Sell	618,845,000	5,367,259		2/09/17		—	(659,235)
Japanese Yen	JPHQ	Sell	4,464,960,000	38,622,885		2/09/17		—	(4,858,204)
Euro	DBAB	Sell	677,000	762,519		2/10/17		1,772	—
Japanese Yen	CITI	Sell	32,863,000	322,918		2/10/17		2,872	—
Euro	BZWS	Sell	344,000	394,190		2/13/17		7,579	—
Euro	SCNY	Sell	1,757,000	2,001,979		2/16/17		27,054	—
Japanese Yen	CITI	Sell	5,650,830,000	50,861,165		2/16/17		—	(4,187,953)
Japanese Yen	GSCO	Sell	2,149,089,570	19,289,619		2/16/17		—	(1,646,329)
Japanese Yen	HSBK	Sell	2,845,000,000	25,251,853		2/16/17		—	(2,463,499)
Japanese Yen	JPHQ	Sell	2,843,509,000	25,110,686		2/16/17		—	(2,590,141)
Malaysian Ringgit	SCNY	Buy	150,483,000	37,510,095		2/21/17		—	(932,804)
Euro	BZWS	Sell	24,622,531	27,659,721		2/22/17		—	(24,933)
Malaysian Ringgit	SCNY	Buy	632,483,000	149,378,380		2/22/17		4,352,084	—
Philippine Peso	JPHQ	Buy	91,000,000	1,944,029		2/24/17		—	(4,241)
Japanese Yen	BZWS	Sell	943,870,000	8,536,402		2/27/17		—	(663,738)
Japanese Yen	HSBK	Sell	231,662,000	2,091,902		2/27/17		—	(166,167)
Euro	BOFA	Sell	1,034,213	1,153,230		2/28/17		—	(9,942)
Japanese Yen	BZWS	Sell	1,924,820,000	18,983,007		2/28/17		220,313	—
Euro	DBAB	Sell	4,886,000	5,458,004		3/01/17		—	(37,517)
Euro	JPHQ	Sell	20,456,395	22,858,487		3/01/17		—	(149,812)
Japanese Yen	BZWS	Sell	3,288,665,160	29,432,722		3/01/17		—	(2,626,100)
Japanese Yen	DBAB	Sell	2,461,820,000	22,124,145		3/01/17		—	(1,874,360)
Japanese Yen	JPHQ	Sell	601,100,000	5,392,289		3/03/17		—	(468,017)
Japanese Yen	HSBK	Sell	284,000,000	2,528,940		3/06/17		—	(240,298)
Japanese Yen	GSCO	Sell	11,008,384,000	98,376,979		3/07/17		—	(8,969,641)
Australian Dollar	JPHQ	Sell	46,580,000	33,956,820		3/17/17		—	(888,799)
Japanese Yen	JPHQ	Sell	241,286,602	2,192,000		3/24/17		—	(162,974)
Japanese Yen	JPHQ	Sell	14,763,000	131,817		3/31/17		—	(12,324)
Philippine Peso	HSBK	Buy	90,000,000	1,918,159		4/07/17		—	(2,012)
Japanese Yen	CITI	Sell	271,000,000	2,546,992		4/13/17		—	(100,772)
Japanese Yen	BOFA	Sell	813,310,000	7,562,628		4/18/17		—	(385,786)
Mexican Peso	CITI	Buy	909,046,900	43,642,726	EUR	4/18/17		—	(1,965,821)
Japanese Yen	JPHQ	Sell	3,423,100,000	31,971,718		4/20/17		—	(1,485,491)

32 Annual Report

franklintempleton.com

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)

Forward Exchange Contracts (continued)

				Contract		Settlement		Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*		Date		Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Japanese Yen	JPHQ	Sell	1,269,780,000	11,774,502		4/21/17	$	—$	(636,918)
South Korean Won	HSBK	Sell	88,792,000,000	77,897,969		4/25/17		—	(1,669,639)
South Korean Won	HSBK	Sell	24,740,000,000	21,589,075		4/26/17		—	(580,854)
Japanese Yen	DBAB	Sell	2,783,555,000	25,971,086		5/16/17		—	(1,272,551)
Japanese Yen	BOFA	Sell	1,434,111,250	13,375,408		5/18/17		—	(662,226)
Japanese Yen	CITI	Sell	1,433,004,900	13,358,549		5/18/17		—	(668,257)
Japanese Yen	BOFA	Sell	1,430,815,375	13,291,364		5/19/17		—	(714,748)
Japanese Yen	HSBK	Sell	1,435,854,500	13,338,175		5/19/17		—	(717,265)
Japanese Yen	BOFA	Sell	1,434,702,500	13,277,472		5/22/17		—	(768,914)
Japanese Yen	JPHQ	Sell	88,344,000	820,195		5/22/17		—	(44,733)
Mexican Peso	HSBK	Buy	26,270,786	1,374,570		5/26/17		—	(14,967)
Mexican Peso	HSBK	Sell	26,270,786	1,409,793		5/26/17		50,189	—
Japanese Yen	JPHQ	Sell	2,962,582,246	27,548,398		6/05/17		—	(1,478,440)
Japanese Yen	CITI	Sell	2,026,500,000	19,196,885		6/08/17		—	(661,633)
Japanese Yen	CITI	Sell	38,352,000	367,853		6/16/17		—	(8,138)
Japanese Yen	JPHQ	Sell	1,355,500,000	12,995,729		6/16/17		—	(293,168)
Japanese Yen	DBAB	Sell	7,430,160,000	71,144,901		6/19/17		—	(1,709,964)
Japanese Yen	CITI	Sell	5,005,980,000	48,773,402		6/20/17		—	(314,352)
Japanese Yen	DBAB	Sell	7,443,020,000	72,318,500		6/22/17		—	(674,389)
Mexican Peso	CITI	Buy	863,629,300	38,915,487	EUR	6/29/17		493,140	—
Japanese Yen	BZWS	Sell	260,566,000	2,583,801		6/30/17		27,344	—
Japanese Yen	MSCO	Sell	1,074,900,000	10,617,607		7/03/17		69,858	—
Philippine Peso	JPHQ	Buy	17,244,000	362,886		7/03/17		3,146	—
Philippine Peso	DBAB	Buy	48,983,060	1,026,834		7/10/17		12,588	—
Japanese Yen	JPHQ	Sell	3,767,300,000	36,818,804		7/14/17		—	(171,035)
Mexican Peso	CITI	Buy	369,707,300	17,256,556	EUR	7/14/17		—	(512,036)
Mexican Peso	DBAB	Buy	407,399,000	19,041,785	EUR	7/17/17		—	(603,980)
Mexican Peso	CITI	Buy	712,951,000	33,163,603	EUR	7/18/17		—	(882,197)
Mexican Peso	JPHQ	Buy	138,330,710	6,447,782	EUR	7/18/17		—	(186,116)
Mexican Peso	CITI	Buy	387,026,670	17,915,540	EUR	7/19/17		—	(383,209)
Japanese Yen	CITI	Sell	2,765,977,000	26,491,495		7/25/17		—	(683,000)
Japanese Yen	BZWS	Sell	209,770,000	2,019,651		7/31/17		—	(41,922)
Japanese Yen	DBAB	Sell	174,474,569	1,680,646		7/31/17		—	(34,052)
Japanese Yen	DBAB	Sell	36,644,000	371,041		8/18/17		10,558	—
Japanese Yen	HSBK	Sell	97,747,000	991,349		8/22/17		29,558	—
Japanese Yen	JPHQ	Sell	49,654,000	503,623		8/22/17		15,048	—
Japanese Yen	BZWS	Sell	16,448,000	166,526		8/24/17		4,666	—
Japanese Yen	DBAB	Sell	16,255,000	164,811		8/24/17		4,851	—
Japanese Yen	JPHQ	Sell	231,993,000	2,348,286		8/28/17		64,820	—
Japanese Yen	DBAB	Sell	66,294,000	672,752		8/30/17		20,162	—
Japanese Yen	JPHQ	Sell	158,882,000	1,609,095		8/30/17		45,076	—
Japanese Yen	HSBK	Sell	81,408,000	808,421		9/01/17		6,961	—
Total Forward Exchange Contracts								$46,714,623	$(261,738,339)
Net unrealized appreciation (depreciation)									$(215,023,716)

*In U.S. dollars unless otherwise indicated.
[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.

franklintempleton.com

Annual Report

33

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)

At August 31, 2016, the Fund had the following interest rate swap contracts outstanding. See Note 1(c).

Interest Rate Swap Contracts
	Counterparty/	Notional	Expiration	Unrealized	Unrealized
Description	Exchange	Amount	Date	Appreciation	Depreciation
Centrally Cleared Swap Contracts
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 0.926%	LCH	$453,990,000	10/17/17	$—	$(894,182)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.775%	CME	103,460,000	10/04/23	—	(11,362,913)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.795%	CME	103,460,000	10/04/23	—	(11,513,552)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.765%	CME	103,460,000	10/07/23	—	(11,284,659)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.731%	LCH	212,200,000	7/07/24	—	(22,686,673)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.914%	LCH	146,340,000	1/22/25	—	(6,451,898)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.970%	LCH	182,920,000	1/23/25	—	(8,870,264)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.973%	LCH	107,950,000	1/27/25	—	(5,257,031)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.937%	LCH	26,990,000	1/29/25	—	(1,233,397)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.942%	LCH	22,850,000	1/30/25	—	(1,049,673)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.817%	LCH	36,010,000	2/03/25	—	(1,287,433)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.036%	LCH	50,330,000	3/23/25	—	(3,066,426)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.978%	LCH	37,700,000	3/27/25	—	(2,098,931)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.985%	LCH	37,700,000	3/27/25	—	(2,122,788)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 3.668%	CME	50,300,000	10/04/43	—	(23,663,837)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.752%	LCH	100,600,000	7/29/45	—	(25,984,482)
Total Centrally Cleared Swap Contracts				—	(138,828,139)
OTC Swap Contracts
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 3.523%	DBAB	10,830,000	3/28/21	—	(1,279,919)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 3.44%	CITI	29,610,000	4/21/21	—	(3,356,194)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 3.391%	JPHQ	24,190,000	5/04/21	—	(2,675,398)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 3.076%	JPHQ	11,000,000	6/14/21	—	(1,019,393)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 4.347%	CITI	4,680,000	2/25/41	—	(2,536,119)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 4.349%	JPHQ	4,680,000	2/25/41	—	(2,655,761)

34 Annual Report

franklintempleton.com

			TEMPLETON INCOME TRUST
			STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)

Interest Rate Swap Contracts (continued)

	Counterparty/	Notional	Expiration	Unrealized	Unrealized
Description	Exchange	Amount	Date	Appreciation	Depreciation
OTC Swap Contracts (continued)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 4.32%	JPHQ	$3,510,000	2/28/41	$—	$(1,976,146)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 4.299%	JPHQ	1,170,000	3/01/41	—	(674,347)
Total OTC Swap Contracts				—	(16,173,277)
Total Interest Rate Swap Contracts.				$—	$(155,001,416)
Net unrealized appreciation (depreciation)					$(155,001,416)

See Note 10 regarding other derivative information.

See Abbreviations on page 53.

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TEMPLETON INCOME TRUST

Financial Statements

Statement of Assets and Liabilities
August 31, 2016

Templeton Global Total Return Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$4,744,388,856
Cost - Non-controlled affiliates (Note 3f)	369,099,717
Total cost of investments	$5,113,488,573
Value - Unaffiliated issuers	$4,495,724,524
Value - Non-controlled affiliates (Note 3f)	369,099,717
Total value of investments	4,864,824,241
Cash.	12,328,857
Foreign currency, at value (cost $16,584,016)	16,502,097
Receivables:
Investment securities sold	63,510,454
Capital shares sold	7,115,306
Interest	82,075,727
Due from brokers	348,157,805
Variation margin	298,958
Unrealized appreciation on OTC forward exchange contracts	46,714,623
Other assets	2,203
Total assets	5,441,530,271
Liabilities:
Payables:
Capital shares redeemed	15,663,588
Management fees	2,641,556
Distribution fees	558,196
Transfer agent fees	1,067,955
Unrealized depreciation on OTC forward exchange contracts	261,738,339
Unrealized depreciation on OTC swap contracts	16,173,277
Deferred tax.	7,339,505
Accrued expenses and other liabilities.	2,114,472
Total liabilities	307,296,888
Net assets, at value	$5,134,233,383
Net assets consist of:
Paid-in capital	$6,315,290,145
Distributions in excess of net investment income	(463,662,311)
Net unrealized appreciation (depreciation)	(625,517,027)
Accumulated net realized gain (loss)	(91,877,424)
Net assets, at value	$5,134,233,383

36 Annual Report | The accompanying notes are an integral part of these financial statements.

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TEMPLETON INCOME TRUST
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
August 31, 2016

Templeton Global Total Return Fund

Class A:
Net assets, at value	$1,227,550,442
Shares outstanding.	107,850,918
Net asset value per share[a]	$11.38
Maximum offering price per share (net asset value per share ÷ 95.75%)	$11.89
Class C:
Net assets, at value	$517,427,784
Shares outstanding.	45,461,551
Net asset value and maximum offering price per share[a]	$11.38
Class R:
Net assets, at value	$9,691,852
Shares outstanding.	849,986
Net asset value and maximum offering price per share	$11.40
Class R6:
Net assets, at value	$882,401,529
Shares outstanding.	77,363,759
Net asset value and maximum offering price per share	$11.41
Advisor Class:
Net assets, at value	$2,497,161,776
Shares outstanding.	218,806,054
Net asset value and maximum offering price per share	$11.41

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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TEMPLETON INCOME TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the year ended August 31, 2016

Templeton Global Total Return Fund

Investment income:
Interest (net of foreign taxes of $7,956,000)	$348,498,090
Inflation principal adjustments	48,740,671
Total investment income	397,238,761
Expenses:
Management fees (Note 3a)	38,506,619
Distribution fees: (Note 3c)
Class A	3,682,194
Class C	3,937,208
Class R	48,014
Transfer agent fees: (Note 3e)
Class A	1,909,742
Class C	785,333
Class R	12,449
Class R6	6,622
Advisor Class	4,049,735
Custodian fees (Note 4)	4,094,056
Reports to shareholders	359,864
Registration and filing fees.	348,434
Professional fees	283,144
Trustees’ fees and expenses	57,767
Other	626,191
Total expenses	58,707,372
Expense reductions (Note 4)	(40,814)
Expenses waived/paid by affiliates (Note 3f)	(897,404)
Net expenses	57,769,154
Net investment income.	339,469,607
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(512,397,908)
Foreign currency transactions.	(128,584,153)
Swap contracts	(30,242,498)
Net realized gain (loss)	(671,224,559)
Net change in unrealized appreciation (depreciation) on:
Investments	744,164,944
Translation of other assets and liabilities
denominated in foreign currencies	(235,097,900)
Swap contracts	(115,016,914)
Change in deferred taxes on unrealized appreciation	(5,756,473)
Net change in unrealized appreciation (depreciation)	388,293,657
Net realized and unrealized gain (loss)	(282,930,902)
Net increase (decrease) in net assets resulting from operations	$56,538,705

38 Annual Report | The accompanying notes are an integral part of these financial statements.

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	TEMPLETON INCOME TRUST
	FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton Global Total Return Fund

	Year Ended August 31,
	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$339,469,607	$361,370,464
Net realized gain (loss)	(671,224,559)	249,453,415
Net change in unrealized appreciation (depreciation)	388,293,657	(1,246,393,894)
Net increase (decrease) in net assets resulting from operations	56,538,705	(635,570,015)
Distributions to shareholders from:
Net investment income and net foreign currency gains:
Class A	(18,729,850)	(149,831,862)
Class C.	(6,787,051)	(60,930,765)
Class R.	(102,327)	(642,496)
Class R6	(15,679,549)	(91,140,876)
Advisor Class	(46,097,895)	(365,058,463)
Net realized gains:
Class A	—	(5,315,875)
Class C.	—	(2,264,158)
Class R.	—	(22,707)
Class R6	—	(2,898,824)
Advisor Class	—	(12,513,944)
Tax return of capital:
Class A	(27,863,240)	—
Class C.	(10,002,492)	—
Class R.	(176,316)	—
Class R6	(27,394,130)	—
Advisor Class	(60,674,189)	—
Total distributions to shareholders	(213,507,039)	(690,619,970)
Capital share transactions: (Note 2)
Class A	(368,288,168)	(182,032,979)
Class C.	(175,292,947)	(68,445,380)
Class R.	93,549	3,098,281
Class R6	(319,814,298)	363,185,816
Advisor Class	(1,273,725,239)	(445,016,095)
Total capital share transactions	(2,137,027,103)	(329,210,357)
Net increase (decrease) in net assets	(2,293,995,437)	(1,655,400,342)
Net assets:
Beginning of year	7,428,228,820	9,083,629,162
End of year	$5,134,233,383	$7,428,228,820
Distributions in excess of net investment income included in net assets:
End of year	$(463,662,311)	$(147,347,144)

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TEMPLETON INCOME TRUST

Notes to Financial Statements

Templeton Global Total Return Fund

1. Organization and Significant Accounting Policies

Templeton Income Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of four separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Global Total Return Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

As approved by the Trust’s Board of Trustees (the Board) at a meeting held on July 13, 2016, the Fund’s fiscal year-end will be changed to December 31st. This will result in the Fund having a fiscal year that is shorter than a full calendar year for the period ended December 31, 2016.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the the Board, the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers

40 Annual Report

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Total Return Fund (continued)

a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to

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41

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Total Return Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

c. Derivative Financial Instruments (continued)

fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to growth risk. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 10 regarding other derivative information.

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Total Return Fund (continued)

d. Loan Participation Notes

The Fund invests in loan participation notes (Participations). Participations are loans originally issued to a borrower by one or more financial institutions (the Lender) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

e. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

f. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of August 31, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Total Return Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

g. Security Transactions, Investment Income, Expenses and Distributions (continued)

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as inflation principal adjustments in the Statement of Operations.

h. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At August 31, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

			Year Ended August 31,
		2016			2015
	Shares		Amount	Shares		Amount
Class A Shares:
Shares sold	36,009,060		$411,616,368	50,961,239		$647,095,388
Shares issued in reinvestment of distributions	3,253,285		36,928,679	10,122,112		126,545,589
Shares redeemed	(71,762,475)		(816,833,215)	(76,357,085)		(955,673,956)
Net increase (decrease)	(32,500,130)		$(368,288,168)	(15,273,734)		$(182,032,979)
Class C Shares:
Shares sold	10,070,574		$115,376,929	14,370,293		$182,201,485
Shares issued in reinvestment of distributions	1,202,657		13,638,666	3,972,417		49,596,814
Shares redeemed	(26,771,133)		(304,308,542)	(24,009,133)		(300,243,679)
Net increase (decrease)	(15,497,902)		$(175,292,947)	(5,666,423)		$(68,445,380)
Class R Shares:
Shares sold	247,760		$2,824,692	404,624		$5,066,507
Shares issued in reinvestment of distributions	20,553		233,431	50,940		636,566
Shares redeemed	(261,401)		(2,964,574)	(207,399)		(2,604,792)
Net increase (decrease)	6,912		$93,549	248,165		$3,098,281
Class R6 Shares:
Shares sold	27,604,215		$312,025,720	32,030,555		$407,956,970
Shares issued in reinvestment of distributions	3,367,935		38,213,665	6,609,875		82,634,078
Shares redeemed	(58,491,831)		(670,053,683)	(10,047,878)		(127,405,232)
Net increase (decrease)	(27,519,681)		$(319,814,298)	28,592,552		$363,185,816

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NOTES TO FINANCIAL STATEMENTS

Templeton Global Total Return Fund (continued)

		Year Ended August 31,
		2016		2015
	Shares	Amount	Shares	Amount
Advisor Class Shares:
Shares sold	128,624,376	$1,474,440,919	142,477,043	$1,808,516,261
Shares issued in reinvestment of distributions	7,655,779	87,105,264	24,061,844	301,252,377
Shares redeemed	(248,738,283)	(2,835,271,422)	(203,991,930)	(2,554,784,733)
Net increase (decrease)	(112,458,128)	$(1,273,725,239)	(37,453,043)	$(445,016,095)

3. Transactions with Affiliates
Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton
Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:
Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees
The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:
Annualized Fee Rate	Net Assets
0.700%	Up to and including $200 million
0.650%	Over $200 million, up to and including $1.3 billion
0.600%	Over $1.3 billion, up to and including $2.5 billion
0.585%	Over $2.5 billion, up to and including $5 billion
0.575%	Over $5 billion, up to and including $10 billion
0.565%	In excess of $10 billion

For the year ended August 31, 2016, the effective investment management fee rate was 0.601% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in

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TEMPLETON INCOME TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Global Total Return Fund (continued)

3.	Transactions with Affiliates (continued)
c.	Distribution Fees (continued)

subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	0.65%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to
unaffiliated brokers/dealers.	$93,900
CDSC retained	$69,455

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended August 31, 2016, the Fund paid transfer agent fees of $6,763,881, of which $2,412,386 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to September 1, 2013, the waiver was accounted for as a reduction to management fees. During the year ended August 31, 2016, the Fund held investments in affiliated management investment companies as follows:

% of
Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares	Value			Outstanding
	at Beginning	Gross	Gross	Held at End	at End	Investment	Realized	Held at End
	of Year	Additions	Reductions	of Year	of Year	Income	Gain (Loss)	of Year

Non-Controlled Affiliates
Institutional Fiduciary Trust
Money Market Portfolio	491,768,089	3,763,789,135	(3,886,457,507)	369,099,717	$369,099,717	$ —	$ —	2.2%

46 Annual Report

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TEMPLETON INCOME TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Global Total Return Fund (continued)

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until December 31, 2016. There were no Class R6 transfer agent fees waived during the year ended August 31, 2016.

h. Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees, or officers. During the year ended August 31, 2016, the purchase and sale transactions aggregated $13,612,360 and $0, respectively.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended August 31, 2016, the custodian fees were reduced as noted in the the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At August 31, 2016, the Fund had long-term capital loss carryforwards of $59,553,932.

For tax purposes, the Fund may elect to defer any portion of a late-year ordinary loss to the first day of the following fiscal year. At August 31, 2016, the Fund deferred late-year ordinary losses of $641,320,432.

The tax character of distributions paid during the years ended August 31, 2016 and 2015, was as follows:

	2016	2015
Distributions paid from:
Ordinary income	$87,396,672	$675,433,773
Long term capital gain	—	15,186,197
	87,396,672	690,619,970
Return of capital	126,110,367	—
	$213,507,039	$690,619,970

Due to fluctuations in foreign currency, a portion of the distributions paid for the year ended August 31, 2016 is determined to be a return of capital for federal income tax purposes.

At August 31, 2016, the cost of investments and net unrealized appreciation (depreciation), for income tax purposes were as follows:

Cost of investments.	$5,172,964,940

Unrealized appreciation	$226,793,234
Unrealized depreciation	(534,933,933)
Net unrealized appreciation (depreciation)	$(308,140,699)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, corporate actions, and swaps.

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TEMPLETON INCOME TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Global Total Return Fund (continued)

5. Income Taxes (continued)

In accordance with U.S. GAAP permanent differences are reclassified among capital accounts to reflect their tax character. At the year ended August 31, 2016, such reclassifications were as follows:

Paid-in Capital	$(125,333,787)
Distributions in excess of net investment income	$(442,277,734)
Accumulated net realized gain (loss)	$567,611,521

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2016, aggregated $2,368,824,350 and $3,942,414,045, respectively.

7. Credit Risk and Defaulted Securities

At August 31, 2016, the Fund had 34.9% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At August 31, 2016, the aggregate value of these securities was $9,217,414, representing 0.2% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Statement of Investments.

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At August 31, 2016, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

		Acquisition
Warrants	Issuer[a]	Date	Cost	Value
22,026	Edcon Holdings Ltd., F wts., 2/20/49	11/27/15	$234	$—
394,125,656	Edcon Holdings Ltd., F1 wts., 2/20/49	11/27/15	4,175,958	—
31,916,299	Edcon Holdings Ltd., F2 wts., 2/20/49	11/27/15	338,169	—
	Total Restricted Securities (Value is 0.0% of Net Assets)		$4,514,361	$—

[a]The Fund also invests in unrestricted securities of the issuer, valued at $17,378,003 as of August 31, 2016.

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TEMPLETON INCOME TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Global Total Return Fund (continued)

10. Other Derivative Information

At August 31, 2016, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives

Derivative Contracts	Statement of		Statement of
Not Accounted for as	Assets and Liabilities		Assets and Liabilities
Hedging Instruments	Location	Fair Value	Location	Fair Value

Interest rate contracts	Variation margin	$—	Variation margin	$138,828,139	[a]
	Unrealized appreciation on OTC	—	Unrealized depreciation on OTC	16,173,277
	swap contracts		swap contracts

Foreign exchange contracts	Unrealized appreciation on OTC	46,714,623	Unrealized depreciation on OTC	261,738,339
	forward exchange contracts		forward exchange contracts

Value recovery instruments.	Investments in securities, at	19,572,731
	value
Totals		$66,287,354		$416,739,755

[a]This amount reflects the cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the year ended August 31, 2016, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

				Net Change in
				Unrealized
Derivative Contacts		Net Realized		Appreciation
Not Accounted for as	Statement of	Gain (Loss) for	Statement of	(Depreciation)
Hedging Instruments	Operations Locations	the Year	Operations Locations	for the Year

	Net realized gain (loss) from:		Net change in unrealized
			appreciation (depreciation) on:
Interest rate contracts	Swap contracts	$(30,242,498)	Swap contracts	$(115,016,914)
Foreign exchange contracts	Foreign currency transactions	(116,874,224)[a]	Translation of other assets and	(237,329,905)[a]
			liabilities denominated in
			foreign currencies
Value recovery instruments	Investments	—	Investments	(4,355,183)
Totals		$(147,116,722)		$(356,702,002)

[a]Forward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the year ended August 31, 2016, the average month end fair value of derivatives represented 7.3% of average month end net assets. The average month end number of open derivatives contracts for the year was 502.

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TEMPLETON INCOME TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Global Total Return Fund (continued)

10. Other Derivative Information (continued)

At August 31, 2016, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross Amounts
	of Assets and Liabilities
	Presented in the
	Statement of Assets and
	Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$46,714,623	$261,738,339
Swap contracts	—	16,173,277
Total	$46,714,623	$277,911,616

[a]Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At August 31, 2016, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross
	Amounts of	Financial	Financial
	Assets Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Received	Received	than zero)
Counterparty
BOFA	$989,343	$(989,343)	$—	$—	$—
BZWS.	5,759,255	(5,759,255)	—	—	—
CITI	3,494,882	(3,494,882)	—	—	—
DBAB	15,524,510	(15,524,510)	—	—	—
GSCO	1,503,387	(1,503,387)	—	—	—
HSBK	11,165,930	(11,165,930)	—	—	—
JPHQ	2,997,020	(2,997,020)	—	—	—
MSCO	718,602	(718,602)	—	—	—
SCNY	4,534,396	(4,534,396)	—	—	—
UBSW	27,298	(23,495)	—	—	3,803
Total	$46,714,623	$(46,710,820)	$—	$—	$3,803

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TEMPLETON INCOME TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Global Total Return Fund (continued)

At August 31, 2016, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross
	Amounts of	Financial	Financial
	Liabilities Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Pledged	Pledged[a]	than zero)
Counterparty
BOFA	$3,964,976	$(989,343)	$—	$(2,975,633)	$—
BZWS	29,846,495	(5,759,255)	—	(24,087,240)	—
CITI	64,534,086	(3,494,882)	—	(61,039,204)	—
DBAB	26,299,143	(15,524,510)	—	(10,774,633)	—
GSCO	28,379,004	(1,503,387)	—	(26,875,617)	—
HSBK	52,459,753	(11,165,930)	—	(41,293,823)	—
JPHQ	57,343,151	(2,997,020)	—	(54,346,131)	—
MSCO	7,982,541	(718,602)	—	(7,263,939)	—
SCNY	7,078,972	(4,534,396)	—	(2,100,000)	444,576
UBSW	23,495	(23,495)	—	—	—
Total.	$277,911,616	$(46,710,820)	$—	$(230,756,220)	$444,576

[a]In some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateral-
ization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 53.

11. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the year ended August 31, 2016, the Fund did not use the Global Credit Facility.

12. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

• Level 1 – quoted prices in active markets for identical financial instruments

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TEMPLETON INCOME TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Global Total Return Fund (continued)

12. Fair Value Measurements (continued)

  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of August 31, 2016, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2		Level 3	Total
Assets:
Investments in Securities:[a]
Equity Investments:[b]
South Africa	$—	$—	$	—[c]	$—
United Kingdom	—	1,037,046		—	1,037,046
Convertible Bonds	—	54,499,588		—	54,499,588
Senior Floating Rate Interests	—	176,588		—	176,588
Foreign Government and Agency Securities[b]	—	4,307,100,708		—	4,307,100,708
Escrows and Litigation Trusts	—	—		—[c]	—
Quasi-Sovereign and Corporate Bonds[b]	—	40,774,421		12,135	40,786,556
Short Term Investments	369,099,717	92,124,038		—	461,223,755
Total Investments in Securities	$369,099,717	$4,495,712,389		$12,135	$4,864,824,241

Other Financial Instruments:
Forward Exchange Contracts	$—	$46,714,623		$—	$46,714,623

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$261,738,339		$—	$261,738,339
Swap Contracts.	—	155,001,416		—	155,001,416
Total Other Financial Instruments	$—	$416,739,755		$—	$416,739,755

[a]Includes common, convertible preferred stocks as well as other equity investments.
[b]For detailed categories, see the accompanying Statement of Investments.
[c]Includes securities determined to have no value at August 31, 2016.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

13. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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TEMPLETON INCOME TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Global Total Return Fund (continued)

Abbreviations

Counterparty/Exchange		Currency		Selected Portfolio
BOFA	Bank of America Corp.	AUD	Australian Dollar	FRN	Floating Rate Note
BZWS	Barclays Bank PLC	BRL	Brazilian Real	GDP	Gross Domestic Product
CITI	Citigroup, Inc.	COP	Colombian Peso	PIK	Payment-In-Kind
CME	Chicago Mercantile Exchange	DEM	Deutsche Mark	VRI	Value Recovery Instruments
DBAB	Deutsche Bank AG	EUR	Euro
GSCO	The Goldman Sachs Group, Inc.	GHS	Ghanaian Cedi
HSBK	HSBC Bank PLC	IDR	Indonesian Rupiah
JPHQ	JPMorgan Chase & Co.	INR	Indian Rupee
LCH	LCH Clearnet LLC	KRW	South Korean Won
MSCO	Morgan Stanley	LKR	Sri Lankan Rupee
SCNY	Standard Chartered Bank	MXN	Mexican Peso
UBSW	UBS AG	MYR	Malaysian Ringgit
		PHP	Philippine Peso
		PLN	Polish Zloty
		RSD	Serbian Dinar
		UYU	Uruguayan Peso

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TEMPLETON INCOME TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Templeton Income Trust and Shareholders of Templeton Global Total Return Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Total Return Fund (the "Fund") at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 19, 2016

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Tax Information (unaudited)

Templeton Global Total Return Fund

Under Section 871(k)(2)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $21,773,820 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2016.

At August 31, 2016, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on August 12, 2016, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to Class A, Class C, Class R, Class R6 and Advisor Class shareholders of record.

	Foreign Tax Paid	Foreign Source	Foreign Source Qualified
Class	Per Share	Income Per Share	Dividends Per Share

Class A	$0.0202	$0.7816	$—
Class C	$0.0202	$0.7287	$—
Class R	$0.0202	$0.7609	$—
Class R6	$0.0202	$0.8343	$—
Advisor Class	$0.0202	$0.8156	$—

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2017, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2016. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2016 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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TEMPLETON INCOME TRUST

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton
Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth			Length of	Fund Complex Overseen	Other Directorships Held
and Address		Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)		Trustee	Since 1992	145	Bar-S Foods (meat packing company)
300 S.E. 2nd Street					(1981-2010).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)		Trustee	Since 2008	42	Ares Capital Corporation (specialty
300 S.E. 2nd Street					finance company) (2010-present),
Fort Lauderdale, FL 33301-1923					United Natural Foods, Inc. (distributor
of natural, organic and specialty foods)
(2013-present), Allied Capital
Corporation (financial services)
(2003-2010), SLM Corporation (Sallie
Mae) (1997-2014) and Navient
Corporation (loan management,
servicing and asset recovery)
(2014-2016).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Edith E. Holiday (1952)		Lead	Trustee since	145	Hess Corporation (exploration and
300 S.E. 2nd Street		Independent	2001 and Lead		refining of oil and gas) (1993-present),
Fort Lauderdale, FL 33301-1923		Trustee	Independent		Canadian National Railway (railroad)
			Trustee since 2007		(2001-present), White Mountains
Insurance Group, Ltd. (holding
company) (2004-present), RTI
International Metals, Inc. (manufacture
and distribution of titanium)
(1999-2015) and H.J. Heinz Company
(processed foods and allied products)
(1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison - United States Treasury Department (1988-1989).

J. Michael Luttig (1954)		Trustee	Since 2009	145	Boeing Capital Corporation (aircraft
300 S.E. 2nd Street					financing) (2006-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present);
and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949)		Trustee	Since 2005	42	Emeritus Corporation (assisted living)
300 S.E. 2nd Street					(1999-2010) and OSI Pharmaceuticals,
Fort Lauderdale, FL 33301-1923					Inc. (pharmaceutical products)
(2006-2010).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer,
Dillon, Read & Co. Inc. (1982-1997).

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TEMPLETON INCOME TRUST

Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth	Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Frank A. Olson (1932)	Trustee	Since 2003	145	Hess Corporation (exploration and
300 S.E. 2nd Street	refining of oil and gas) (1998-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June–December 1987).

Larry D. Thompson (1945)	Trustee	Since 2005	145	The Southern Company (energy
300 S.E. 2nd Street	company) (2014-present; previously
Fort Lauderdale, FL 33301-1923	2010-2012), Graham Holdings
Company (education and media
organization) (2011-present) and
Cbeyond, Inc. (business
communications provider)
(2010-2012).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present;
previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc.
(consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011);
Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003)

Constantine D. Tseretopoulos	Trustee	Since 2003	26	None
(1954)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and
formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).

Robert E. Wade (1946)	Trustee	Since 2006	42	El Oro Ltd (investments)
300 S.E. 2nd Street	(2003-present).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth	Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	161	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

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TEMPLETON INCOME TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	145	None
One Franklin Parkway	the Board,	Board and Trustee
San Mateo, CA 94403-1906	Trustee and	since 2013 and
	Vice President	Vice President
since 1996
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief Executive Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and
officer of 45 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948)	Vice President	Since May 2016	Not Applicable	Not Applicable
One Franklin Parkway	– AML
San Mateo, CA 94403-1906	Compliance
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton
Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy	President and	Since 2002	Not Applicable	Not Applicable
(1962)	Chief Executive
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

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TEMPLETON INCOME TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the
South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Mark H. Otani (1968)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Navid J. Tofigh (1972)	Vice President	Since November	Not Applicable	Not Applicable
One Franklin Parkway		2015
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Secretary and	Secretary since	Not Applicable	Not Applicable
300 S.E. 2nd Street	Vice President	2013 and Vice
Fort Lauderdale, FL 33301-1923		President since
2011
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

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TEMPLETON INCOME TRUST

Interested Board Members and Officers (continued)

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director ofFranklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective May 13, 2016, Frank J. Crothers ceased to be a trustee of the Trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms.
Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Ares Capital Corporation (2010-present) and United
Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital
Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of
US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceu-
ticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial
Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and
Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Review of Investment Management

At a meeting held May 17, 2016, the Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “non-interested Trustees” or “independent Trustees”), approved renewal of the investment management agreements for each of the separate funds comprising the Templeton Income Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by each Investment Manager (Managers) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Broadridge report, which utilized data from Lipper Inc. (Lipper), compared the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by each Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of each Manager. The Board also received a report on all marketing support payments made by FTI to financial intermediaries during the past year, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and

Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Funds, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of such Funds and their shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by each Manager and its affiliates to each Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided to Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Among other factors taken into account by the Board were each Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered global foreign exchange transactions. Consideration was also given to the experience of the Funds’ portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be

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SHAREHOLDER INFORMATION

invested in a pre-designated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided to Fund shareholders by an affiliate of the Manager and steps taken by FTI to enhance analytical support to the investment management groups and provide additional oversight of liquidity risk and complex securities. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued introduction of new funds and reassessment of the fund offerings in response to the market environment.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Broadridge report furnished for the agreement renewals. The following summarizes the performance result for the Fund as shown in the Broadridge report.

The Broadridge report for Templeton Global Total Return Fund showed the investment performance of its Class A shares in comparison to a performance universe consisting of the Fund and all retail and institutional international income funds as selected by Lipper. The Fund has been in operation for less than 10 full years and such report showed the Fund’s income return for the one-year period ended February 29, 2016, to be in the highest or best quintile of its universe, and to also be in the highest quintile of such universe for each of the previous annualized three- and five-year periods. The Broadridge report also showed the Fund’s total return for the one-year period ended February 29, 2016, to be in the lowest or worst performing quintile of its performance universe, to be in the middle performing quintile of such universe for the previous annualized three-year period, and to be in the highest performing quintile of such universe for the previous annualized five-year period. The Board was satisfied with such comparative performance.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The contractual management fee rate and actual total expenses of Templeton Global Total Return Fund were equal to or at most two basis points above the medians of its Lipper expense group. The Board found such comparative expenses to be acceptable, noting the expenses of the Fund were subsidized through management fee waivers.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Managers and their affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2015, being the most recent fiscal year-end for Franklin Resources, Inc., the Managers’ parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Managers to periodically review the

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TEMPLETON GLOBAL TOTAL RETURN FUND
SHAREHOLDER INFORMATION

reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Managers and their affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley Act of 2002 and Dodd-Frank Wall Street Reform and Consumer Protection Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Managers and their affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from personnel and systems enhancements necessitated by fund growth, increased leverage with the service providers and counterparties, allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Managers and their affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Managers as a fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Managers realizing a larger profit margin on management services provided to such Fund. The Board also noted that economies of scale are shared with a Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The investment management agreement for Templeton Global Total Return Fund provides a fee at the rate of 0.700% on the first $200 million of net assets; 0.650% on the next $1.1 billion of net assets; 0.600% on the next $1.2 billion of net assets; 0.585% on the next $2.5 billion of net assets; 0.575% on the next $5 billion of net assets; and 0.565% on net assets in excess of $10 billion. At the end of 2015, the net assets of Templeton Global Total Return Fund were approximately $6.8 billion and, to the extent economies of scale may be realized by the Managers and their affiliates, the Board believed the schedule of fees under the investment management agreements for the Fund provide a sharing of benefits with the Fund and its shareholders. The Board believed it unlikely that meaningful economies of scale existed at such asset levels, noting that the expenses of the Fund were subsidized by Management.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these

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documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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GOF P11 09/16

SUPPLEMENT DATED SEPTEMBER 26, 2016

TO THE CURRENTLY EFFECTIVE PROSPECTUS

OF

EACH OF THE LISTED FUNDS

Templeton IncomeTrust

Templeton Emerging Markets Bond Fund

Templeton Global Bond Fund

Templeton Global Total Return Fund

Templeton International Bond Fund

Templeton Global Investment Trust

Templeton Emerging Markets Balanced Fund

Templeton Global Balanced Fund

The Prospectus is amended as follows:

I. Effective December 31, 2016, as approved by the board of trustees at a meeting held on July 13, 2016, each of the Funds’ fiscal year ends will be changed to December 31. As a result, each Fund will experience a shortened fiscal year covering the transitional period between the Fund’s current fiscal year end and December 31, 2016.

II. Effective December 31, 2016, Templeton Global Bond Fund, which has historically sought to pay a level distribution amount from net investment income on a monthly basis, will implement a variable pay distribution policy. The Fund will continue to seek to pay any distributions from net investment income on a monthly basis. Capital gains, if any, may be paid at least annually. The Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions.

Please keep this supplement with your Prospectus for future reference.

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Annual Report and Shareholder Letter
Templeton Global Total Return Fund

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2016 Franklin Templeton Investments. All rights reserved.	407 A 10/16

FRANKLIN TEMPLETON INVESTMENTS

Annual Report and Shareholder Letter
August 31, 2016

Templeton International Bond Fund

A SERIES OF TEMPLETON INCOME TRUST

Sign up for electronic delivery at franklintempleton.com/edelivery

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2 Annual Report

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Annual Report

Templeton International Bond Fund

This annual report for Templeton International Bond Fund covers the fiscal year ended August 31, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks current income with capital appreciation and growth of income. Under normal market conditions, the Fund invests at least 80% of its net assets in "bonds." The Fund invests predominantly in bonds issued by governments, government-related entities and government agencies located outside of the U.S. Bonds include debt securities of any maturity, such as bonds, notes, bills and debentures.

Performance Overview

For the 12 months under review, the Fund’s Class A shares posted a +1.70% cumulative total return. In comparison, the Fund’s benchmark, the Citigroup Non-USD World Government Bond Index (WGBI), which measures performance of investment-grade, non-U.S. world government bond markets, posted cumulative total returns of +8.26% in local currency terms and +12.24% in U.S. dollar terms for the same period.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

Global markets experienced periods of heightened volatility during the 12-month period, as declines in oil prices and concerns about global growth appeared to have negative effects on investor sentiment at times. Conditions in China also had significant influence on global markets. However, contrary to the dire concerns held by a number of market participants, we viewed the country’s moderation of growth as an inevitable and reasonable normalization for an economy of its size, and held

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) or unsettled trades and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.
**Includes foreign treasury bills, money market funds and net other assets less liabilities.

the view that China’s growth would remain around its 6% to 7% expansionary pace. Nonetheless, risk aversion persisted at the beginning of the period before eventually diminishing in October, as several emerging market currencies rebounded and appreciated against the U.S. dollar, while the euro and the Japanese yen depreciated.

After postponing action in September and October, the U.S. Federal Reserve (Fed) finally raised its policy rate by 25 basis points (0.25%) at its December 2015 meeting, marking the first increase in the federal funds rate since 2006 and the first non-zero rate policy since 2008. Despite the move toward tightening policy, the Federal Open Market Committee stressed that U.S. monetary policy would remain highly accommodative and that the pace of future increases would be gradual. Although bond yields initially shifted higher across much of Europe, Asia ex-Japan and Latin America in December, they subsequently declined during the first two months of 2016 as risk aversion returned and oil prices dropped below US$30 per barrel.

Despite the return of market pessimism, we continued to believe that fears of global deflation were unwarranted and that markets were overestimating the extent to which lower headline

1. Source: Morningstar.
The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 18.

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TEMPLETON INTERNATIONAL BOND FUND

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) or unsettled trades and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

**The Fund’s euro area investments were in Portugal.

inflation reflected structurally weaker global demand. Supply factors were the main driver behind falling energy and commodity prices, by our assessment, which in turn pushed headline inflation lower. These were short-term effects, and we viewed their disinflationary impact as a factor that should wane as commodity prices stabilize. The belief that inflation had become structurally lower appeared to lead several investors to take a complacent view on interest rates, yet markets remained in a vulnerable phase of the yield cycle, by our assessment. Underlying inflation in the U.S. was not adequately priced into bond yields during the period, in our view, and we were wary of the lack of inflation being priced into bond yields across the globe. We believed there were more risks of inflation moving up than down, yet markets appeared to price in deflation and downside risks.

Additionally, during January and February, markets appeared to regard emerging economies as being in near-crisis condition, reacting as if conditions were worse than the 2008 global financial crisis or the Asian financial crisis of 1997 and 1998. However, several emerging market economies were in far better shape, by our assessment, with larger foreign reserves and more diversified, growing economies. We were focused on a number of opportunities in emerging market currencies on the conviction that the broad fears of a systemic crisis across the asset class were exaggerated. Over the final weeks of February, risk appetites returned and several local-currency markets rallied, creating a positive trend for global markets that largely carried into March and April.

The Fed passed on raising rates at its March and April meetings while indicating that rate hikes would likely be more gradual than previously envisioned at the end of 2015, reducing the number of projected rate hikes for 2016 from four to two. The result of the Fed’s dovishness was an implicit easing of policy, as markets essentially eliminated previously priced-in rate hikes for the year. Consequently, the U.S. dollar weakened as the Japanese yen and the euro notably strengthened. We believed the periods of yen and euro strength would prove temporary and that fundamentals would ultimately re-emerge. We also believed that a firmer commitment to rate hikes in the U.S. would fortify the divergences in monetary policies between the easings of the European Central Bank and Bank of Japan, and the Fed’s tightening.

Market expectations for U.S. interest rate hikes increased sharply after hawkish-sounding comments were released in the Fed meeting minutes on May 18, leading yields to temporarily surge higher. However, in late June, U.K. voters approved the “Brexit” referendum to leave the European Union, which caused global markets to retreat into a state of heightened risk aversion. Yields declined to historic lows in the eurozone and the U.S. during the first eight days of July, before markets relatively stabilized by mid-month. A number of local-currency emerging markets rebounded in the second half of July, and Fed Chair Janet Yellen’s comments at Jackson Hole at the end of August added support to higher yield levels.

Investment Strategy

We invest selectively in non-U.S. bonds around the world based upon our assessment of changing market, political and economic conditions. While seeking opportunities, we monitor various factors including changes in interest rates, currency exchange rates and credit risks. We seek to manage the Fund’s exposure to various currencies and may use currency forward contracts.

What is a currency forward contract?
A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

Manager’s Discussion

On the whole, we continued to position our strategies for rising rates by maintaining low portfolio duration and aiming at a negative correlation with U.S. Treasury returns. We also continued to actively seek select duration exposures that we believe can offer positive real yields without taking undue interest-rate risk, favoring countries that we believe have solid underlying fundamentals and prudent fiscal, monetary and

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TEMPLETON INTERNATIONAL BOND FUND

financial policies. When investing globally, investment opportunities may take time to materialize, which may require weathering short-term volatility as the longer term investing theses develop. During the period we shifted out of markets that we were previously contrarian on to reallocate to positions that we believe have fundamentally attractive valuations for the medium term ahead. We also maintained our exposures to several of our strongest investment convictions and added to those types of positions as prices became cheaper during periods of heightened volatility. Despite the persistence of volatility during the period, we remained encouraged by the vast set of what we considered fundamentally attractive valuations across the local currency markets. We were positioned for depreciation of the euro and the Japanese yen, rising U.S. Treasury yields, and currency appreciation in select emerging markets. During the period, we used currency forward contracts to actively manage exposure to currencies. We also used interest rate swaps to tactically manage duration exposures.

What is duration?
Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

What is an interest rate swap?
An interest rate swap is an agreement between two parties to exchange interest rate payment obligations, generally one
based on an interest rate fixed to maturity and the other based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime,
commercial paper or other benchmarks).

During the period, the Fund’s absolute performance benefited from interest rate strategies, currency positions and sovereign credit exposures. The Fund maintained a defensive approach regarding interest rates in developed and emerging markets. Select duration exposures in Latin America (Brazil) and Asia ex-Japan (Indonesia) contributed to absolute performance. However, negative duration exposure to U.S. Treasuries, through the use of interest rate swaps, detracted from absolute return. Among currencies, the Fund’s net-negative position in the Japanese yen, through the use of currency forward contracts, detracted from absolute performance. However, the Fund’s net-negative position in the euro, also through the use of currency forward contacts, contributed to absolute return, as did currency positions in Latin America (Brazilian real) and Asia ex-Japan (Indonesian rupiah and Malaysian ringgit).

Currency Breakdown*
8/31/16
% of Total
Net Assets
Americas	140.7%
U.S. Dollar	97.0%
Mexican Peso	20.9%
Brazilian Real	17.3%
Chilean Peso	2.9%
Colombian Peso	2.6%
Asia Pacific	-6.5%
Malaysian Ringitt	15.4%
Indonesian Rupiah	10.9%
Indian Rupee	7.9%
Philippine Peso	4.1%
Sri Lankan Rupee	0.2%
South Korean Won	-0.3%
Australian Dollar	-10.9%
Japanese Yen	-33.8%
Europe	-34.2%
Polish Zloty	2.5%
Euro	-36.7%

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) or unsettled trades and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

On a relative basis, major factors contributing to the Fund’s underperformance included interest rate strategies followed by currency positions, while sovereign credit exposures contributed to relative performance. Underweighted duration exposures to the U.S., eurozone, Japan and the U.K. detracted from relative return. However, overweighted duration exposures to Asia ex-Japan (Indonesia) and Latin America (Brazil) contributed. Among currencies, underweighted positions in the Japanese yen and the Australian dollar detracted from relative return. However, underweighted positions in the British pound and the euro contributed. Overweighted currency positions in Latin America (Brazilian real) and Asia ex-Japan (Indonesian rupiah and Malaysian ringgit) also contributed to relative performance.

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TEMPLETON INTERNATIONAL BOND FUND

Thank you for your continued participation in Templeton
International Bond Fund. We look forward to serving your
future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no
representation or warranty as to their completeness or accuracy.
Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON INTERNATIONAL BOND FUND

Performance Summary as of August 31, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	8/31/16	8/31/15		Change
A (TBOAX)	$10.07	$10.03	+$	0.04
C (FCNBX)	$10.08	$10.04	+$	0.04
R (N/A)	$10.08	$10.03	+$	0.05
Advisor (FIBZX)	$10.08	$10.04	+$	0.04

Distributions[1] (9/1/15–8/31/16)
	Dividend	Tax Return
Share Class	Income	of Capital		Total
A	$0.0343	$0.0942		$0.1285
C	$0.0283	$0.0606		$0.0889
R	$0.0302	$0.0726		$0.1028
Advisor	$0.0383	$0.1148		$0.1531

See page 11 for Performance Summary footnotes.

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TEMPLETON INTERNATIONAL BOND FUND
PERFORMANCE SUMMARY

Performance as of 8/31/162

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;
Class R/Advisor Class: no sales charges.

			Value of	Average Annual	Total Annual Operating Expenses[7]
	Cumulative	Average Annual	$10,000	Total Return
Share Class	Total Return[3]	Total Return[4]	Investment[5]	(9/30/16)[6]	(with waiver)	(without waiver)
A					1.01%	1.15%
1-Year	+1.70%	-2.66%	$9,734	-1.89%
5-Year	-1.17%	-1.10%	$9,460	+0.09%
Since Inception (12/3/07)	+43.19%	+3.68%	$13,716	+3.51%
C					1.40%	1.54%
1-Year	+1.30%	+0.30%	$10,030	+1.07%
5-Year	-2.98%	-0.60%	$9,702	+0.61%
Since Inception (12/3/07)	+38.98%	+3.84%	$13,898	+3.66%
R					1.26%	1.40%
1-Year	+1.44%	+1.44%	$10,144	+2.13%
5-Year	-2.37%	-0.48%	$9,763	+0.74%
Since Inception (12/3/07)	+40.60%	+3.97%	$14,060	+3.80%
Advisor					0.76%	0.90%
1-Year	+1.95%	+1.95%	$10,195	+2.72%
5-Year	+0.26%	+0.05%	$10,026	+1.27%
Since Inception (12/3/07)	+46.85%	+4.49%	$14,685	+4.31%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 11 for Performance Summary footnotes.

8 Annual Report

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TEMPLETON INTERNATIONAL BOND FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 11 for Performance Summary footnotes.

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TEMPLETON INTERNATIONAL BOND FUND
PERFORMANCE SUMMARY

See page 11 for Performance Summary footnotes.

10 Annual Report franklintempleton.com

TEMPLETON INTERNATIONAL BOND FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Currency rates may fluctuate significantly over short periods of time and can reduce returns. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio that may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform as promised. The markets for particular securities or types of securities are or may become relatively illiquid. Reduced liquidity will have an adverse impact on the security’s value and on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific market event. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainties. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a government entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due. Investments in lower rated bonds include higher risk of default and loss of principal. Changes in interest rates will affect the value of the Fund’s portfolio and its share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund is non-diversified, which involves the risk of greater price fluctuation than a more diversified portfolio. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income and tax return of capital.
2. The Fund has an expense reduction contractually guaranteed through 12/31/16. The Fund also has a fee waiver associated with any investments it makes in a Franklin
Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through its current fiscal year-end. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Source: Morningstar. The Citigroup Non-USD WGBI is a market capitalization-weighted index consisting of investment-grade world government bond markets; it includes all
WGBI countries except the U.S. and is stated in U.S. dollar terms.
9. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON INTERNATIONAL BOND FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

12 Annual Report

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		TEMPLETON INTERNATIONAL BOND FUND
			YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 3/1/16	Value 8/31/16	Period* 3/1/16–8/31/16
A
Actual	$1,000	$1,035.20	$5.12
Hypothetical (5% return before expenses)	$1,000	$1,020.11	$5.08
C
Actual	$1,000	$1,033.20	$7.16
Hypothetical (5% return before expenses)	$1,000	$1,018.10	$7.10
R
Actual	$1,000	$1,034.00	$6.39
Hypothetical (5% return before expenses)	$1,000	$1,018.85	$6.34
Advisor
Actual	$1,000	$1,037.60	$3.84
Hypothetical (5% return before expenses)	$1,000	$1,021.37	$3.81

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.00%;
C: 1.40%; R: 1.25%; and Advisor: 0.75%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

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TEMPLETON INCOME TRUST

Financial Highlights
Templeton International Bond Fund
		Year Ended August 31,
	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.03	$11.86	$11.30	$11.70	$12.06
Income from investment operations[a]:
Net investment income[b]	0.34	0.30	0.26	0.26	0.27
Net realized and unrealized gains (losses)	(0.17)	(1.68)	0.61	(0.14)	(0.12)
Total from investment operations	0.17	(1.38)	0.87	0.12	0.15
Less distributions from:
Net investment income	(0.04)	(0.45)	(0.31)	(0.46)	(0.45)
Net realized gains	—	—	—	(—)[c]	(0.06)
Tax return of capital.	(0.09)	—	—	(0.06)	—
Total distributions	(0.13)	(0.45)	(0.31)	(0.52)	(0.51)
Net asset value, end of year.	$10.07	$10.03	$11.86	$11.30	$11.70

Total return[d]	1.70%	(11.90)%	7.77%	0.89%	1.45%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.27%	1.17%	1.14%	1.13%	1.23%
Expenses net of waiver and payments by affiliates	0.99%	1.04%[e]	1.04%[e]	1.04%	1.04%
Net investment income	3.28%	2.72%	2.23%	2.14%	2.39%

Supplemental data
Net assets, end of year (000’s)	$92,981	$84,779	$141,831	$127,365	$145,916
Portfolio turnover rate	105.96%	43.49%	33.45%	43.53%	33.95%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of expense reduction rounds to less than 0.01%.

14 Annual Report | The accompanying notes are an integral part of these financial statements.

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			TEMPLETON INCOME TRUST
			FINANCIAL HIGHLIGHTS

Templeton International Bond Fund (continued)
		Year Ended August 31,
	2016	2015	2014	2013	2012
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.04	$11.87	$11.31	$11.71	$12.08
Income from investment operations[a]:
Net investment income[b]	0.29	0.26	0.22	0.21	0.23
Net realized and unrealized gains (losses)	(0.16)	(1.68)	0.61	(0.13)	(0.13)
Total from investment operations	0.13	(1.42)	0.83	0.08	0.10
Less distributions from:
Net investment income and net foreign currency gains	(0.03)	(0.41)	(0.27)	(0.42)	(0.41)
Net realized gains	—	—	—	(—)[c]	(0.06)
Tax return of capital.	(0.06)	—	—	(0.06)	—
Total distributions	(0.09)	(0.41)	(0.27)	(0.48)	(0.47)
Net asset value, end of year.	$10.08	$10.04	$11.87	$11.31	$11.71

Total return[d]	1.30%	(12.20)%	7.38%	0.58%	1.01%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.66%	1.51%	1.49%	1.48%	1.58%
Expenses net of waiver and payments by affiliates	1.38%	1.38%[e]	1.39%[e]	1.39%	1.39%
Net investment income	2.89%	2.38%	1.88%	1.79%	2.04%

Supplemental data
Net assets, end of year (000’s)	$11,906	$15,559	$23,990	$27,270	$24,817
Portfolio turnover rate	105.96%	43.49%	33.45%	43.53%	33.95%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 15

TEMPLETON INCOME TRUST
FINANCIAL HIGHLIGHTS

Templeton International Bond Fund (continued)
		Year Ended August 31,
	2016	2015	2014	2013	2012
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.03	$11.87	$11.31	$11.71	$12.08
Income from investment operations[a]:
Net investment income[b]	0.30	0.28	0.24	0.23	0.25
Net realized and unrealized gains (losses)	(0.15)	(1.70)	0.61	(0.13)	(0.13)
Total from investment operations	0.15	(1.42)	0.85	0.10	0.12
Less distributions from:
Net investment income and net foreign currency gains	(0.03)	(0.42)	(0.29)	(0.44)	(0.43)
Net realized gains	—	—	—	(—)[c]	(0.06)
Tax return of capital.	(0.07)	—	—	(0.06)	—
Total distributions	(0.10)	(0.42)	(0.29)	(0.50)	(0.49)
Net asset value, end of year.	$10.08	$10.03	$11.87	$11.31	$11.71

Total return	1.44%	(12.16)%	7.55%	0.71%	1.17%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.52%	1.37%	1.34%	1.33%	1.43%
Expenses net of waiver and payments by affiliates	1.24%	1.24%[d]	1.24%[d]	1.24%	1.24%
Net investment income	3.03%	2.52%	2.03%	1.94%	2.19%

Supplemental data
Net assets, end of year (000’s)	$1,005	$1,001	$1,558	$1,452	$825
Portfolio turnover rate	105.96%	43.49%	33.45%	43.53%	33.95%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dBenefit of expense reduction rounds to less than 0.01%.

16 Annual Report | The accompanying notes are an integral part of these financial statements.

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			TEMPLETON INCOME TRUST
			FINANCIAL HIGHLIGHTS

Templeton International Bond Fund (continued)
		Year Ended August 31,
	2016	2015	2014	2013	2012
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.04	$11.87	$11.31	$11.71	$12.07
Income from investment operations[a]:
Net investment income[b]	0.35	0.33	0.30	0.29	0.31
Net realized and unrealized gains (losses)	(0.16)	(1.68)	0.60	(0.14)	(0.13)
Total from investment operations	0.19	(1.35)	0.90	0.15	0.18
Less distributions from:
Net investment income and net foreign currency gains	(0.04)	(0.48)	(0.34)	(0.49)	(0.48)
Net realized gains	—	—	—	(—)[c]	(0.06)
Tax return of capital.	(0.11)	—	—	(0.06)	—
Total distributions	(0.15)	(0.48)	(0.34)	(0.55)	(0.54)
Net asset value, end of year.	$10.08	$10.04	$11.87	$11.31	$11.71

Total return	1.95%	(11.63)%	8.09%	1.17%	1.76%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.02%	0.87%	0.84%	0.83%	0.93%
Expenses net of waiver and payments by affiliates	0.74%	0.74%[d]	0.74%[d]	0.74%	0.74%
Net investment income	3.53%	3.02%	2.53%	2.44%	2.69%

Supplemental data
Net assets, end of year (000’s)	$248,750	$307,449	$355,214	$251,785	$149,399
Portfolio turnover rate	105.96%	43.49%	33.45%	43.53%	33.95%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dBenefit of expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 17

TEMPLETON INCOME TRUST

Statement of Investments, August 31, 2016
Templeton International Bond Fund
	Principal
	Amount*			Value

Foreign Government and Agency Securities 72.8%
Brazil 16.6%
Letra Tesouro Nacional,
Strip, 10/01/16	2,690	[a]	BRL	$824,071
Strip, 1/01/17	9,060	[a]	BRL	2,687,786
Strip, 1/01/18	6,330	[a]	BRL	1,673,239
Strip, 1/01/20	72,000	[a]	BRL	15,278,019
Nota Do Tesouro Nacional,
10.00%, 1/01/23	8,380	[a]	BRL	2,378,756
10.00%, 1/01/27	55,000	[a]	BRL	15,092,889
[b] Index Linked, 6.00%, 5/15/17	9	[a]	BRL	8,149
[b] Index Linked, 6.00%, 5/15/19	5,271	[a]	BRL	4,748,738
[b] Index Linked, 6.00%, 8/15/20	310	[a]	BRL	279,802
[b] Index Linked, 6.00%, 8/15/22	6,599	[a]	BRL	5,959,253
[b] Index Linked, 6.00%, 5/15/23	7,729	[a]	BRL	7,004,474
[b] Index Linked, 6.00%, 8/15/24	630	[a]	BRL	574,815
senior note, 10.00%, 1/01/17	3,065	[a]	BRL	937,413
senior note, 10.00%, 1/01/19	4,660	[a]	BRL	1,386,254
				58,833,658
Colombia 2.5%
Government of Colombia,
senior bond, 7.75%, 4/14/21	378,000,000		COP	134,198
senior bond, 4.375%, 3/21/23.	57,000,000		COP	17,067
senior bond, 9.85%, 6/28/27	91,000,000		COP	37,138
Titulos de Tesoreria,
B, 5.00%, 11/21/18	440,000,000		COP	142,331
B, 7.75%, 9/18/30	9,890,000,000		COP	3,380,278
senior bond, B, 11.25%, 10/24/18	814,000,000		COP	296,149
senior bond, B, 7.00%, 5/04/22.	978,000,000		COP	326,092
senior bond, B, 10.00%, 7/24/24	2,004,000,000		COP	778,572
senior bond, B, 7.50%, 8/26/26.	6,540,000,000		COP	2,199,370
senior bond, B, 6.00%, 4/28/28.	3,234,000,000		COP	963,949
senior note, B, 7.00%, 9/11/19	637,000,000		COP	214,274
senior note, B, 11.00%, 7/24/20	746,000,000		COP	283,537
				8,772,955
India 4.8%
Government of India,
senior bond, 7.80%, 5/03/20	103,000,000		INR	1,578,897
senior bond, 8.35%, 5/14/22	30,400,000		INR	479,907
senior bond, 9.15%, 11/14/24.	239,000,000		INR	3,989,346
senior bond, 8.15%, 11/24/26.	125,000,000		INR	1,994,486
senior bond, 8.28%, 9/21/27	93,100,000		INR	1,502,723
senior bond, 8.60%, 6/02/28	106,800,000		INR	1,767,697
senior note, 7.28%, 6/03/19	4,000,000		INR	60,313
senior note, 8.12%, 12/10/20	77,300,000		INR	1,202,090
senior note, 7.16%, 5/20/23	19,100,000		INR	286,264
senior note, 8.83%, 11/25/23	257,900,000		INR	4,215,561
				17,077,284

18 Annual Report

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TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton International Bond Fund (continued)
	Principal
	Amount*			Value

Foreign Government and Agency Securities (continued)
Indonesia 8.3%
Government of Indonesia,
6.125%, 5/15/28	159,000,000		IDR	$10,876
8.375%, 3/15/34	55,620,000,000		IDR	4,559,016
FR34, 12.80%, 6/15/21	9,984,000,000		IDR	934,060
FR35, 12.90%, 6/15/22	2,105,000,000		IDR	203,480
FR43, 10.25%, 7/15/22	861,000,000		IDR	75,052
FR52, 10.50%, 8/15/30	7,100,000,000		IDR	675,617
senior bond, 9.00%, 3/15/29	993,000,000		IDR	84,761
senior bond, FR31, 11.00%, 11/15/20	15,746,000,000		IDR	1,366,315
senior bond, FR39, 11.75%, 8/15/23	1,040,000,000		IDR	98,082
senior bond, FR40, 11.00%, 9/15/25	1,060,000,000		IDR	100,467
senior bond, FR42, 10.25%, 7/15/27	6,831,000,000		IDR	631,999
senior bond, FR44, 10.00%, 9/15/24	686,000,000		IDR	60,883
senior bond, FR47, 10.00%, 2/15/28	4,555,000,000		IDR	415,417
senior bond, FR59, 7.00%, 5/15/27	106,000,000		IDR	7,910
senior bond, FR69, 7.875%, 4/15/19	6,976,000,000		IDR	541,570
senior bond, FR70, 8.375%, 3/15/24	243,376,000,000		IDR	19,765,417
				29,530,922
Malaysia 9.6%
Government of Malaysia,
senior bond, 4.262%, 9/15/16.	11,794,000		MYR	2,883,179
senior bond, 3.814%, 2/15/17.	5,795,000		MYR	1,424,837
senior bond, 4.24%, 2/07/18	73,460,000		MYR	18,348,087
senior bond, 3.26%, 3/01/18	7,423,000		MYR	1,829,507
senior note, 3.394%, 3/15/17	12,887,000		MYR	3,165,046
senior note, 4.012%, 9/15/17	25,423,000		MYR	6,304,623
				33,955,279
Mexico 11.4%
Government of Mexico,
7.75%, 12/14/17	3,000,710	[c]	MXN	16,575,415
senior note, 8.50%, 12/13/18	4,157,500	[c]	MXN	23,634,458
[d] Mexican Udibonos, Index Linked, 4.00%, 6/13/19	38,539	[e]	MXN	214,802
				40,424,675
Philippines 3.1%
Government of the Philippines,
senior bond, 1042, 9.125%, 9/04/16	9,010,000		PHP	193,244
senior note, 5.875%, 1/31/18	1,310,000		PHP	29,152
senior note, 3.375%, 8/20/20	1,700,000		PHP	37,245
senior note, 3-21, 2.875%, 5/22/17	4,480,000		PHP	96,525
senior note, 5-72, 2.125%, 5/23/18	423,163,000		PHP	9,061,722
senior note, 7-51, 5.00%, 8/18/18	5,550,000		PHP	124,091
senior note, 7-56, 3.875%, 11/22/19	65,380,000		PHP	1,436,834
				10,978,813
Poland 2.5%
Government of Poland,
4.75%, 10/25/16	6,720,000		PLN	1,727,316
4.75%, 4/25/17	2,660,000		PLN	694,633
5.75%, 9/23/22	1,500,000		PLN	457,479
[f] FRN, 1.79%, 1/25/17.	12,579,000		PLN	3,221,736

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Annual Report

19

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton International Bond Fund (continued)
	Principal
	Amount*		Value

Foreign Government and Agency Securities (continued)
Poland (continued)
Government of Poland, (continued)
[f] FRN, 1.79%, 1/25/21.	10,800,000	PLN	$2,730,666
			8,831,830
Portugal 3.8%
Government of Portugal,
[g] 144A, 5.125%, 10/15/24	4,060,000		4,083,081
[h] Reg S, 3.875%, 2/15/30.	7,920,000	EUR	9,237,929
[h] senior bond, Reg S, 4.95%, 10/25/23	40,100	EUR	51,400
[h] senior bond, Reg S, 5.65%, 2/15/24	101,100	EUR	134,108
			13,506,518
Serbia 0.6%
[g] Government of Serbia,
senior note, 144A, 5.25%, 11/21/17	520,000		538,398
senior note, 144A, 4.875%, 2/25/20	770,000		803,630
senior note, 144A, 7.25%, 9/28/21	710,000		824,519
			2,166,547
South Korea 4.5%
Korea Treasury Bond, senior bond, 4.25%, 6/10/21	15,710,000,000	KRW	15,949,679
Sri Lanka 0.2%
Government of Sri Lanka,
8.25%, 3/01/17	870,000	LKR	5,925
8.00%, 6/15/17	870,000	LKR	5,863
10.60%, 7/01/19	22,430,000	LKR	151,196
10.60%, 9/15/19	28,650,000	LKR	193,176
8.00%, 11/01/19	870,000	LKR	5,450
9.25%, 5/01/20	3,030,000	LKR	19,388
A, 5.80%, 1/15/17	3,900,000	LKR	26,404
A, 7.50%, 8/15/18	940,000	LKR	6,063
A, 8.00%, 11/15/18	13,760,000	LKR	88,985
A, 9.00%, 5/01/21	17,410,000	LKR	108,145
A, 11.00%, 8/01/21	11,270,000	LKR	75,130
B, 6.40%, 10/01/16	2,200,000	LKR	15,090
B, 8.50%, 7/15/18	6,970,000	LKR	45,800
C, 8.50%, 4/01/18	6,160,000	LKR	40,790
D, 8.50%, 6/01/18	6,960,000	LKR	45,892
			833,297
Ukraine 4.9%
[g] Government of Ukraine,
144A, 7.75%, 9/01/19	429,000		428,249
144A, 7.75%, 9/01/20	2,839,000		2,813,804
144A, 7.75%, 9/01/21	2,266,000		2,229,178
144A, 7.75%, 9/01/22	2,436,000		2,382,773
144A, 7.75%, 9/01/23	2,216,000		2,156,833
144A, 7.75%, 9/01/24	1,616,000		1,567,698
144A, 7.75%, 9/01/25	2,190,000		2,116,690
144A, 7.75%, 9/01/26	2,006,000		1,930,825
144A, 7.75%, 9/01/27	236,000		225,964

20 Annual Report

franklintempleton.com

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton International Bond Fund (continued)
	Principal
	Amount*			Value
Foreign Government and Agency Securities (continued)
Ukraine (continued)
[g] Government of Ukraine, (continued)
[i,j] 144A, VRI, GDP Linked Securities, 5/31/40	4,993,000			$1,613,263
				17,465,277
Total Foreign Government and Agency Securities (Cost $271,768,527)				258,326,734

Short Term Investments 20.7%
Foreign Government and Agency Securities 2.7%
Malaysia 2.1%
[k] Bank of Negara Monetary Note, 10/06/16 - 7/20/17	30,900,000		MYR	7,407,297
[k] Malaysia Treasury Bill, 1/20/17	570,000		MYR	137,814
				7,545,111
Mexico 0.2%
[k] Mexico Treasury Bill, 10/13/16 - 3/30/17	1,429,460	[l]	MXN	750,206
Philippines 0.4%
[k] Philippine Treasury Bill, 9/07/16 - 6/07/17	58,250,000		PHP	1,243,013
Total Foreign Government and Agency Securities (Cost $9,741,045)				9,538,330
Total Investments before Money Market Funds (Cost $281,509,572)				267,865,064

	Shares
Money Market Funds (Cost $63,732,803) 18.0%
United States 18.0%
[i,m] Institutional Fiduciary Trust Money Market Portfolio	63,732,803			63,732,803
Total Investments (Cost $345,242,375) 93.5%				331,597,867
Other Assets, less Liabilities 6.5%				23,044,414
Net Assets 100.0%				$354,642,281

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Annual Report

21

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton International Bond Fund (continued)

*The principal amount is stated in U.S. dollars unless otherwise indicated.
aPrincipal amount is stated in 1,000 Brazilian Real Units.
bRedemption price at maturity is adjusted for inflation. See Note 1(e).
cPrincipal amount is stated in 100 Mexican Peso Units.
dPrincipal amount of security is adjusted for inflation. See Note 1(e).
ePrincipal amount is stated in 100 Unidad de Inversion Units.
fThe coupon rate shown represents the rate at period end.
gSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
August 31, 2016, The aggregate value of these securities was $23,714,905, representing 6.7% of net assets.
hSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At August 31, 2016, the aggregate value of these securities was $9,423,437, representing 2.7% of net assets.
iNon-income producing.
jThe principal represents the notional amount. See Note 1(c) regarding value recovery instruments.
kThe security was issued on a discount basis with no stated coupon rate.
lPrincipal amount is stated in 10 Mexican Peso Units.
mSee Note 3(f) regarding investments in affiliated management investment companies.

At August 31, 2016, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

					Contract	Settlement	Unrealized	Unrealized
Currency		Counterparty[a] Type		Quantity	Amount*	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
Japanese Yen		HSBK	Buy	27,402,000	267,297	9/01/16	$—	$(2,442)
Japanese Yen		HSBK	Sell	27,402,000	243,357	9/01/16	—	(21,499)
Chilean Peso.		DBAB	Buy	52,473,000	75,494	9/02/16	1,580	—
Chilean Peso.		DBAB	Sell	52,473,000	77,721	9/02/16	646	—
Chilean Peso.		MSCO	Buy	225,822,000	341,229	9/02/16	—	(9,533)
Chilean Peso.		MSCO	Sell	225,822,000	332,791	9/02/16	1,095	—
Euro.		DBAB	Buy	153,000	170,304	9/02/16	360	—
Euro.		DBAB	Sell	153,000	167,321	9/02/16	—	(3,343)
Chilean Peso.		DBAB	Buy	48,500,000	69,385	9/06/16	1,830	—
Chilean Peso.		DBAB	Sell	48,500,000	71,324	9/06/16	109	—
Chilean Peso.		MSCO	Buy	225,822,000	322,074	9/06/16	9,510	—
Chilean Peso.		MSCO	Buy	275,575,000	418,146	9/06/16	—	(13,508)
Chilean Peso.		MSCO	Sell	501,397,000	740,069	9/06/16	3,848	—
Euro.		BZWS	Sell	596,153	669,603	9/06/16	4,503	—
Euro.		DBAB	Sell	399,000	435,070	9/06/16	—	(10,075)
Euro.		DBAB	Sell	340,000	381,181	9/06/16	1,859	—
Euro.		HSBK	Sell	1,228,000	1,380,763	9/06/16	10,743	—
Euro.		JPHQ	Sell	4,703,700	5,322,665	9/06/16	74,974	—
Euro.		MSCO	Sell	2,850,000	3,191,743	9/06/16	12,136	—
Indian Rupee		JPHQ	Buy	5,599,000	81,499	9/06/16	2,019	—
Indian Rupee		JPHQ	Sell	5,599,000	83,461	9/06/16	—	(57)
Mexican Peso		HSBK	Buy	5,527,700	316,456	9/06/16	—	(22,748)
Mexican Peso		HSBK	Sell	5,527,700	299,767	9/06/16	6,059	—
South Korean Won.		GSCO	Buy	4,520,000,000	4,064,748	9/07/16	—	(16,116)
South Korean Won.		GSCO	Sell	4,520,000,000	3,778,948	9/07/16	—	(269,684)
Chilean Peso.		JPHQ	Buy	3,923,654,400	5,904,850	9/08/16	—	(144,565)
Chilean Peso.		JPHQ	Sell	3,923,654,400	5,781,558	9/08/16	21,273	—

22	Annual Report						franklintempleton.com

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton International Bond Fund (continued)

Forward Exchange Contracts (continued)

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Euro.	GSCO	Sell	265,800	302,666	9/08/16	$6,100	$—
Chilean Peso.	JPHQ	Buy	4,559,000	6,640	9/09/16	52	—
Euro.	CITI	Sell	268,000	305,279	9/09/16	6,244	—
Euro.	GSCO	Sell	1,104,872	1,234,186	9/09/16	1,367	—
Euro.	HSBK	Sell	101,268	115,354	9/09/16	2,359	—
Euro.	MSCO	Sell	202,000	230,254	9/09/16	4,862	—
Euro.	SCNY	Sell	142,592	162,421	9/09/16	3,316	—
Chilean Peso.	DBAB	Buy	39,095,750	57,566	9/12/16	—	(189)
Chilean Peso.	JPHQ	Buy	32,200,000	47,027	9/13/16	225	—
Euro.	GSCO	Sell	399,000	453,264	9/13/16	7,979	—
Malaysian Ringgit	HSBK	Buy	3,220,478	774,433	9/13/16	11,944	—
Malaysian Ringgit	HSBK	Sell	3,220,478	788,946	9/13/16	2,570	—
Indian Rupee	CITI	Buy	3,780,000	55,996	9/14/16	319	—
Indian Rupee	DBAB	Buy	3,562,000	52,755	9/14/16	312	—
Malaysian Ringgit	JPHQ	Buy	827,010	199,713	9/14/16	2,220	—
Euro.	CITI	Sell	98,445	111,139	9/15/16	1,265	—
Euro.	MSCO	Sell	217,000	242,452	9/15/16	257	—
Euro.	JPHQ	Sell	418,000	471,021	9/16/16	4,469	—
Japanese Yen	CITI	Sell	18,818,061	166,579	9/16/16	—	(15,437)
Japanese Yen	JPHQ	Sell	172,858,450	1,530,791	9/16/16	—	(141,161)
Malaysian Ringgit	DBAB	Buy	1,425,198	328,870	9/19/16	19,068	—
South Korean Won.	CITI	Sell	4,888,000,000	4,034,002	9/19/16	—	(343,909)
South Korean Won.	HSBK	Buy	440,000,000	396,915	9/19/16	—	(2,831)
South Korean Won.	HSBK	Buy	4,170,000,000	3,731,484	9/19/16	3,354	—
South Korean Won.	HSBK	Sell	4,610,000,000	3,776,212	9/19/16	—	(352,709)
Chilean Peso.	DBAB	Buy	48,533,000	69,771	9/20/16	1,407	—
Chilean Peso.	JPHQ	Buy	103,971,000	150,388	9/20/16	2,096	—
Chilean Peso.	MSCO	Buy	191,930,000	291,598	9/20/16	—	(10,113)
Japanese Yen	BZWS	Sell	18,748,705	157,242	9/20/16	—	(24,137)
Indian Rupee	HSBK	Buy	59,357,090	871,553	9/21/16	11,785	—
Chilean Peso.	DBAB	Buy	49,738,937	75,396	9/22/16	—	(2,461)
Euro.	BZWS	Sell	1,290,638	1,463,293	9/22/16	22,352	—
Euro.	MSCO	Sell	388,000	439,666	9/23/16	6,461	—
Japanese Yen	CITI	Sell	16,634,000	149,991	9/23/16	—	(10,952)
Japanese Yen	MSCO	Sell	23,490,000	211,902	9/23/16	—	(15,377)
Euro.	DBAB	Sell	967,770	1,097,993	9/26/16	17,325	—
Japanese Yen	BZWS	Sell	13,651,450	121,776	9/26/16	—	(10,328)
South Korean Won.	HSBK	Buy	3,601,000,000	3,222,175	9/26/16	2,893	—
South Korean Won.	HSBK	Sell	3,601,000,000	3,095,371	9/26/16	—	(129,697)
Malaysian Ringgit	HSBK	Buy	433,400	107,487	9/28/16	—	(1,710)
South Korean Won.	HSBK	Buy	3,618,000,000	3,237,358	9/28/16	2,893	—
South Korean Won.	HSBK	Sell	3,618,000,000	3,087,294	9/28/16	—	(152,956)
Euro.	BZWS	Sell	152,000	171,656	9/29/16	1,901	—
Euro.	CITI	Sell	693,110	782,750	9/29/16	8,678	—
Euro.	DBAB	Sell	2,154,941	2,434,006	9/29/16	27,348	—
Euro.	GSCO	Sell	889,000	1,004,214	9/29/16	11,371	—
Euro.	JPHQ	Sell	55,232	62,363	9/29/16	679	—
Chilean Peso.	DBAB	Buy	8,496,000	12,343	9/30/16	107	—
Euro.	BZWS	Sell	1,929,968	2,181,405	9/30/16	25,901	—

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Annual Report

23

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton International Bond Fund (continued)

Forward Exchange Contracts (continued)

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Euro.	DBAB	Sell	94,076	106,443	9/30/16	$1,374	$—
Mexican Peso	HSBK	Buy	9,133,350	521,846	9/30/16	—	(37,675)
Mexican Peso	HSBK	Sell	9,133,350	494,282	9/30/16	10,112	—
Chilean Peso.	DBAB	Buy	60,680,000	89,824	10/03/16	—	(926)
Chilean Peso.	MSCO	Buy	501,397,000	738,271	10/03/16	—	(3,716)
Euro.	DBAB	Sell	7,884,000	8,937,302	10/03/16	130,878	—
Euro.	DBAB	Sell	153,000	170,534	10/03/16	—	(367)
Mexican Peso	CITI	Buy	34,539,000	1,976,198	10/06/16	—	(146,335)
Mexican Peso	CITI	Sell	34,539,000	1,850,766	10/06/16	20,905	—
Euro.	DBAB	Sell	780,000	882,258	10/07/16	10,853	—
Euro.	JPHQ	Sell	430,000	485,853	10/07/16	5,463	—
Malaysian Ringgit	HSBK	Buy	2,920,700	744,507	10/07/16	—	(31,829)
Australian Dollar	CITI	Sell	17,916,470	13,423,198	10/11/16	—	(25,083)
Chilean Peso.	MSCO	Buy	26,826,000	39,954	10/11/16	—	(678)
Euro.	DBAB	Sell	2,355,917	2,671,175	10/11/16	38,738	—
Euro.	GSCO	Sell	195,000	220,958	10/11/16	3,071	—
Mexican Peso	CITI	Buy	8,217,760	456,593	10/11/16	—	(21,437)
Mexican Peso	CITI	Sell	8,217,760	440,111	10/11/16	4,955	—
Chilean Peso.	DBAB	Buy	49,143,250	73,496	10/12/16	—	(1,551)
Euro.	HSBK	Sell	396,000	449,108	10/13/16	6,591	—
Euro.	JPHQ	Sell	65,000	74,368	10/13/16	1,733	—
Chilean Peso.	DBAB	Buy	49,143,250	73,900	10/14/16	—	(1,966)
Mexican Peso	DBAB	Buy	46,934,000	2,747,249	10/17/16	—	(263,432)
Mexican Peso	DBAB	Sell	46,934,000	2,542,057	10/17/16	58,240	—
Chilean Peso.	DBAB	Buy	57,560,000	86,556	10/18/16	—	(2,329)
Euro.	GSCO	Sell	274,000	305,441	10/18/16	—	(808)
Indian Rupee	JPHQ	Buy	4,211,000	62,145	10/18/16	267	—
South Korean Won.	HSBK	Buy	7,923,000,000	7,152,659	10/18/16	—	(57,647)
South Korean Won.	HSBK	Sell	7,923,000,000	6,842,855	10/18/16	—	(252,157)
Euro.	BZWS	Sell	212,000	236,307	10/19/16	—	(655)
Indian Rupee	DBAB	Buy	62,497,432	919,262	10/20/16	6,750	—
Chilean Peso.	BZWS	Buy	53,000,000	80,627	10/24/16	—	(3,109)
Japanese Yen	BZWS	Sell	20,800,000	175,147	10/24/16	—	(26,365)
Chilean Peso.	DBAB	Buy	135,031,000	205,027	10/25/16	—	(7,546)
Chilean Peso.	JPHQ	Buy	99,150,000	151,305	10/25/16	—	(6,299)
Indian Rupee	DBAB	Buy	1,094,000	16,054	10/25/16	144	—
Indian Rupee	JPHQ	Buy	63,516,820	932,788	10/25/16	7,632	—
Euro.	BZWS	Sell	901,419	1,003,527	10/27/16	—	(4,367)
Indian Rupee	DBAB	Buy	22,029,000	323,110	10/27/16	2,951	—
Chilean Peso.	DBAB	Buy	18,584,000	28,005	10/28/16	—	(832)
Chilean Peso.	MSCO	Buy	228,850,000	342,831	10/28/16	—	(8,220)
Indian Rupee	DBAB	Buy	73,679,516	1,080,484	10/28/16	9,919	—
Indian Rupee	HSBK	Buy	34,646,000	508,183	10/28/16	4,552	—
Indian Rupee	JPHQ	Buy	5,421,000	79,561	10/28/16	666	—
Euro.	CITI	Sell	111,900	123,462	10/31/16	—	(1,677)
Euro.	DBAB	Sell	71,032	78,395	10/31/16	—	(1,040)
Malaysian Ringgit	JPHQ	Buy	267,000	67,948	10/31/16	—	(2,833)
Euro.	BZWS	Sell	212,293	236,357	11/01/16	—	(1,062)
Euro.	HSBK	Sell	810,000	902,437	11/01/16	—	(3,431)

24 Annual Report

franklintempleton.com

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton International Bond Fund (continued)

Forward Exchange Contracts (continued)

				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*		Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Euro.	JPHQ	Sell	1,228,000	1,367,120		11/01/16	$—	$(6,220)
South Korean Won.	HSBK	Sell	1,615,000,000	1,398,692		11/02/16	—	(47,461)
Euro.	BZWS	Sell	596,153	671,351		11/04/16	4,553	—
Euro.	CITI	Sell	1,229,000	1,383,510		11/04/16	8,874	—
Euro.	DBAB	Sell	36,060	40,164		11/04/16	—	(169)
Chilean Peso.	MSCO	Buy	26,825,000	40,481		11/07/16	—	(1,295)
Euro.	DBAB	Sell	148,000	163,695		11/07/16	—	(1,864)
Indian Rupee	DBAB	Buy	118,000,000	1,546,292	EUR	11/07/16	14,190	—
Indian Rupee	HSBK	Buy	28,986,500	427,329		11/07/16	1,067	—
Japanese Yen	BOFA	Sell	15,120,000	126,071		11/07/16	—	(20,497)
Japanese Yen	BZWS	Sell	15,100,000	140,051		11/07/16	—	(6,323)
Japanese Yen	SCNY	Sell	30,300,000	280,689		11/07/16	—	(13,029)
Mexican Peso	CITI	Buy	42,756,760	2,002,608	EUR	11/07/16	17,995	—
Chilean Peso.	DBAB	Buy	333,400,200	502,411		11/08/16	—	(15,422)
Euro.	HSBK	Sell	3,918,024	4,383,838		11/08/16	777	—
Indian Rupee	DBAB	Buy	36,770,583	542,341		11/08/16	1,024	—
Chilean Peso.	DBAB	Buy	73,563,000	110,854		11/09/16	—	(3,413)
Indian Rupee	JPHQ	Buy	4,211,000	62,280		11/09/16	—	(61)
Japanese Yen	CITI	Sell	34,542,911	286,997		11/09/16	—	(47,879)
Euro.	CITI	Sell	137,819	153,346		11/10/16	—	(845)
Indian Rupee	DBAB	Buy	21,608,400	319,085		11/10/16	142	—
Chilean Peso.	MSCO	Buy	55,900,500	85,530		11/14/16	—	(3,923)
Euro.	BZWS	Sell	1,248,226	1,388,620		11/14/16	—	(8,120)
Euro.	CITI	Sell	504,830	545,646		11/14/16	—	(19,249)
Euro.	DBAB	Sell	626,000	694,863		11/14/16	—	(5,619)
Euro.	GSCO	Sell	469,000	526,293		11/14/16	1,491	—
Euro.	JPHQ	Sell	1,801,118	1,968,241		11/14/16	—	(47,174)
Euro.	SCNY	Sell	190,000	213,139		11/14/16	533	—
Japanese Yen	CITI	Sell	87,219,000	716,731		11/14/16	—	(128,989)
Japanese Yen	GSCO	Sell	57,105,000	526,789		11/14/16	—	(26,930)
Japanese Yen	HSBK	Sell	15,273,000	125,410		11/14/16	—	(22,685)
Japanese Yen	JPHQ	Sell	33,933,000	278,411		11/14/16	—	(50,621)
Japanese Yen	SCNY	Sell	42,686,000	393,790		11/14/16	—	(20,116)
South Korean Won.	CITI	Sell	4,902,000,000	4,193,148		11/14/16	—	(196,581)
Euro.	BZWS	Sell	132,892	148,779		11/15/16	69	—
Euro.	CITI	Sell	32,570	36,523		11/15/16	77	—
Euro.	DBAB	Sell	797,689	894,162		11/15/16	1,525	—
Euro.	JPHQ	Sell	600,549	672,525		11/15/16	494	—
Euro.	SCNY	Sell	198,000	221,988		11/15/16	420	—
Chilean Peso.	MSCO	Buy	55,900,500	85,757		11/16/16	—	(4,166)
Euro.	JPHQ	Sell	388,000	434,544		11/16/16	343	—
Indian Rupee	DBAB	Buy	3,601,000	53,096		11/16/16	60	—
Indian Rupee	HSBK	Buy	116,476,065	1,720,802		11/16/16	—	(1,443)
Japanese Yen	CITI	Sell	42,685,000	351,824		11/16/16	—	(62,107)
Japanese Yen	MSCO	Sell	6,000,000	49,429		11/16/16	—	(8,754)
Japanese Yen	SCNY	Sell	34,402,400	317,770		11/16/16	—	(15,841)
South Korean Won.	CITI	Sell	2,648,000,000	2,263,054		11/16/16	—	(108,244)
Chilean Peso.	DBAB	Buy	109,417,688	167,562		11/17/16	—	(7,873)
Euro.	DBAB	Sell	1,328,838	1,444,075		11/17/16	—	(43,060)

franklintempleton.com

Annual Report

25

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton International Bond Fund (continued)

Forward Exchange Contracts (continued)

				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*		Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Euro.	MSCO	Sell	217,000	243,856		11/17/16	$1,006	$—
South Korean Won.	HSBK	Buy	6,348,000,000	5,679,886		11/17/16	4,807	—
South Korean Won.	HSBK	Sell	6,348,000,000	5,411,073		11/17/16	—	(273,620)
Euro.	BZWS	Sell	781,000	885,084		11/18/16	11,010	—
Euro.	MSCO	Sell	356,000	403,266		11/18/16	4,841	—
Indonesian Rupiah	JPHQ	Buy	5,408,000,000	543,627	AUD	11/18/16	—	(4,668)
Japanese Yen	DBAB	Sell	23,793,000	195,929		11/18/16	—	(34,819)
South Korean Won.	HSBK	Sell	3,501,000,000	2,982,748		11/18/16	—	(152,444)
Euro.	DBAB	Sell	431,774	488,781		11/21/16	5,489	—
Euro.	HSBK	Sell	507,192	573,629		11/21/16	5,921	—
Japanese Yen	CITI	Sell	62,536,000	543,014		11/21/16	—	(63,546)
Malaysian Ringgit	HSBK	Buy	324,000	79,951		11/21/16	—	(981)
Chilean Peso.	JPHQ	Buy	148,550,000	224,142		11/22/16	—	(7,445)
Euro.	BOFA	Sell	208,570	236,894		11/22/16	3,428	—
Euro.	DBAB	Sell	438,000	497,699		11/22/16	7,418	—
Euro.	HSBK	Sell	170,000	193,091		11/22/16	2,799	—
Euro.	JPHQ	Sell	6,772,559	7,699,093		11/22/16	118,131	—
Euro.	DBAB	Sell	430,000	488,673		11/23/16	7,326	—
Euro.	UBSW	Sell	60,021	68,184		11/23/16	996	—
Indian Rupee	JPHQ	Buy	68,195,820	1,008,106		11/23/16	—	(2,370)
Mexican Peso	CITI	Buy	360,062,136	19,467,825	EUR	11/23/16	—	(2,803,109)
Chilean Peso.	DBAB	Buy	150,119,000	222,646		11/25/16	—	(3,722)
Euro.	BZWS	Sell	486,680	553,433		11/25/16	8,591	—
Euro.	DBAB	Sell	1,550,000	1,760,025		11/25/16	24,787	—
Japanese Yen	HSBK	Sell	6,209,000	57,089		11/25/16	—	(3,144)
South Korean Won.	HSBK	Buy	3,617,000,000	3,236,347		11/25/16	2,822	—
South Korean Won.	HSBK	Sell	3,617,000,000	3,034,396		11/25/16	—	(204,773)
Euro.	BOFA	Sell	237,520	268,559		11/28/16	2,619	—
Euro.	DBAB	Sell	13,876	14,988		11/28/16	—	(549)
Euro.	JPHQ	Sell	543,898	614,605		11/28/16	5,628	—
Euro.	SCNY	Sell	125,681	142,127		11/28/16	1,407	—
Japanese Yen	BOFA	Sell	23,333,000	213,600		11/28/16	—	(12,782)
Japanese Yen	SCNY	Sell	23,295,000	213,720		11/28/16	—	(12,292)
Chilean Peso.	CITI	Buy	172,191,000	258,351		11/30/16	—	(7,354)
Euro.	SCNY	Sell	1,228,000	1,391,392		11/30/16	16,332	—
Indian Rupee	JPHQ	Buy	5,599,000	82,539		11/30/16	—	(44)
Malaysian Ringgit	HSBK	Buy	196,300	47,919		11/30/16	—	(86)
Malaysian Ringgit	JPHQ	Buy	1,085,000	264,925		11/30/16	—	(541)
Mexican Peso	HSBK	Buy	7,191,663	382,759		11/30/16	—	(3,718)
Mexican Peso	HSBK	Sell	7,191,663	386,857		11/30/16	7,815	—
Chilean Peso.	JPHQ	Buy	3,923,654,400	5,740,953		12/02/16	—	(22,523)
South Korean Won.	HSBK	Sell	4,362,000,000	3,681,013		12/02/16	—	(225,446)
Chilean Peso.	DBAB	Buy	48,500,000	70,798		12/06/16	—	(136)
Mexican Peso	CITI	Buy	19,442,730	1,025,219		12/06/16	—	(1,090)
Mexican Peso	CITI	Sell	19,442,730	1,034,947		12/06/16	10,817	—
South Korean Won.	GSCO	Sell	4,520,000,000	4,060,549		12/07/16	12,514	—
Mexican Peso	CITI	Buy	46,894,840	2,185,934	EUR	12/09/16	20,623	—
Mexican Peso	CITI	Buy	19,307,590	1,104,445		12/13/16	—	(88,141)
Mexican Peso	CITI	Sell	19,307,590	1,027,125		12/13/16	10,822	—

26 Annual Report

franklintempleton.com

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton International Bond Fund (continued)

Forward Exchange Contracts (continued)

				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*		Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Mexican Peso	CITI	Buy	13,586,000	761,782		12/15/16	$—	$(46,791)
Mexican Peso	CITI	Buy	82,331,810	3,834,607	EUR	12/15/16	35,912	—
Mexican Peso	CITI	Sell	13,586,000	722,660		12/15/16	7,669	—
South Korean Won.	CITI	Sell	3,667,000,000	3,120,320		12/15/16	—	(163,882)
Mexican Peso	HSBK	Buy	6,027,000	337,005		12/16/16	—	(19,854)
Mexican Peso	HSBK	Sell	6,027,000	323,702		12/16/16	6,550	—
Mexican Peso	CITI	Buy	7,012,490	398,788		12/19/16	—	(29,888)
Mexican Peso	CITI	Sell	7,012,490	372,816		12/19/16	3,917	—
Mexican Peso	HSBK	Buy	8,302,000	471,417		12/19/16	—	(34,682)
Mexican Peso	HSBK	Sell	8,302,000	445,757		12/19/16	9,021	—
Malaysian Ringgit	JPHQ	Buy	875,900	212,520		1/05/17	682	—
Mexican Peso	CITI	Buy	22,983,000	1,293,429		1/06/17	—	(86,543)
Mexican Peso	CITI	Sell	22,983,000	1,219,775		1/06/17	12,889	—
Malaysian Ringgit	DBAB	Buy	345,400	84,657		1/09/17	—	(594)
Japanese Yen	DBAB	Sell	23,005,000	228,163		1/10/17	4,476	—
Euro.	SCNY	Sell	195,249	214,813		1/13/17	—	(4,288)
Japanese Yen	CITI	Sell	7,840,000	67,327		1/17/17	—	(8,931)
Japanese Yen	SCNY	Sell	23,520,000	201,372		1/17/17	—	(27,404)
Japanese Yen	HSBK	Sell	28,700,000	273,698		1/19/17	—	(5,491)
Japanese Yen	SCNY	Sell	37,130,000	354,438		1/19/17	—	(6,758)
Malaysian Ringgit	JPHQ	Buy	532,000	134,445		1/19/17	—	(5,006)
Mexican Peso	CITI	Buy	2,565,000	137,692		1/20/17	—	(3,186)
Mexican Peso	CITI	Sell	2,565,000	137,482		1/20/17	2,975	—
Euro.	CITI	Sell	48,798	53,835		1/23/17	—	(951)
Euro.	DBAB	Sell	183,000	202,105		1/23/17	—	(3,351)
Euro.	JPHQ	Sell	32,570	35,945		1/23/17	—	(622)
Japanese Yen	DBAB	Sell	7,860,000	68,096		1/23/17	—	(8,380)
Malaysian Ringgit	JPHQ	Buy	1,067,000	263,783		1/23/17	—	(4,206)
Malaysian Ringgit	DBAB	Buy	278,000	69,446		1/26/17	—	(1,821)
Euro.	BZWS	Sell	517,624	567,438		1/27/17	—	(13,819)
Japanese Yen	GSCO	Sell	33,200,000	283,415		1/27/17	—	(39,681)
Japanese Yen	HSBK	Sell	40,858,365	348,919		1/31/17	—	(48,789)
Brazilian Real	DBAB	Buy	8,737,100	1,788,557	EUR	2/06/17	571,819	—
Indonesian Rupiah	DBAB	Buy	16,430,000,000	1,081,158	EUR	2/06/17	—	(5,630)
Japanese Yen	MSCO	Sell	16,900,000	168,122		2/06/17	3,570	—
Malaysian Ringgit	DBAB	Buy	21,900,000	4,771,554	EUR	2/06/17	—	(35,217)
Philippine Peso	DBAB	Buy	22,300,000	417,947	EUR	2/06/17	6,204	—
Mexican Peso	DBAB	Buy	93,024,800	4,425,538	EUR	2/07/17	—	(102,791)
Euro.	BZWS	Sell	736,000	833,980		2/08/17	7,016	—
Malaysian Ringgit	HSBK	Buy	5,606,000	1,380,006		2/08/17	—	(16,848)
Euro.	CITI	Sell	203,000	230,124		2/09/17	2,023	—
Euro.	GSCO	Sell	616,000	695,341		2/09/17	3,174	—
Japanese Yen	CITI	Sell	42,706,000	370,390		2/09/17	—	(45,493)
Euro.	HSBK	Sell	152,000	171,036		2/10/17	234	—
Japanese Yen	CITI	Sell	15,026,000	147,648		2/10/17	1,313	—
Euro.	BZWS	Sell	645,000	739,105		2/13/17	14,211	—
Euro.	GSCO	Sell	191,000	217,473		2/13/17	2,814	—
Euro.	GSCO	Sell	198,000	225,793		2/16/17	3,235	—
Euro.	SCNY	Sell	327,000	372,594		2/16/17	5,035	—

franklintempleton.com

Annual Report

27

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton International Bond Fund (continued)

Forward Exchange Contracts (continued)

				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*		Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Japanese Yen	DBAB	Sell	2,870,000,000	28,625,574		2/16/17	$666,677	$—
Japanese Yen	GSCO	Sell	2,903,924,440	26,087,501		2/16/17	—	(2,201,881)
Japanese Yen	JPHQ	Sell	8,460,000	83,652		2/16/17	1,236	—
Mexican Peso	MSCO	Buy	8,240,820	420,493		2/17/17	10,454	—
Mexican Peso	MSCO	Sell	8,240,820	440,992		2/17/17	10,045	—
Malaysian Ringgit	HSBK	Buy	1,364,326	325,498		2/21/17	6,123	—
Malaysian Ringgit	HSBK	Sell	1,364,326	332,276		2/21/17	655	—
Euro.	BZWS	Sell	1,027,000	1,153,680		2/22/17	—	(1,040)
Euro.	JPHQ	Sell	340,000	381,965		2/22/17	—	(318)
Euro.	DBAB	Sell	1,050,000	1,180,935		2/23/17	296	—
Japanese Yen	HSBK	Sell	46,976,000	424,193		2/27/17	—	(33,694)
Euro.	BOFA	Sell	237,212	264,510		2/28/17	—	(2,280)
Euro.	DBAB	Sell	7,365,710	8,221,237		2/28/17	—	(62,927)
Japanese Yen	BZWS	Sell	17,800,000	175,548		2/28/17	2,037	—
Japanese Yen	JPHQ	Sell	24,149,000	238,179		2/28/17	2,781	—
Euro.	DBAB	Sell	194,873	217,687		3/01/17	—	(1,496)
Mexican Peso	MSCO	Buy	4,153,100	222,884		3/01/17	—	(5,962)
Mexican Peso	MSCO	Sell	4,153,100	222,008		3/01/17	5,086	—
Japanese Yen	JPHQ	Sell	70,000,000	627,949		3/03/17	—	(54,502)
Japanese Yen	HSBK	Sell	33,100,000	294,746		3/06/17	—	(28,007)
Malaysian Ringgit	JPHQ	Buy	770,000	182,529		3/06/17	4,550	—
Euro.	DBAB	Sell	62,000	68,728		3/07/17	—	(1,027)
Mexican Peso	CITI	Buy	3,811,400	206,692		3/10/17	—	(7,810)
Mexican Peso	CITI	Sell	3,811,400	203,323		3/10/17	4,441	—
Mexican Peso	HSBK	Buy	25,865,900	1,403,696		3/10/17	—	(53,991)
Mexican Peso	HSBK	Sell	25,865,900	1,378,045		3/10/17	28,340	—
Australian Dollar	JPHQ	Sell	23,199,239	17,070,000		3/14/17	—	(285,914)
Japanese Yen	JPHQ	Sell	1,913,717,700	17,070,000		3/14/17	—	(1,598,201)
Mexican Peso	CITI	Buy	7,547,900	411,487		3/14/17	—	(17,800)
Mexican Peso	CITI	Sell	7,547,900	402,501		3/14/17	8,814	—
Mexican Peso	CITI	Buy	7,049,200	381,926		3/17/17	—	(14,368)
Mexican Peso	CITI	Sell	7,049,200	375,797		3/17/17	8,240	—
Japanese Yen	JPHQ	Sell	18,778,488	170,596		3/24/17	—	(12,684)
Mexican Peso	CITI	Buy	9,393,800	525,233		3/28/17	—	(36,001)
Mexican Peso	CITI	Sell	9,393,800	500,269		3/28/17	11,037	—
Japanese Yen	JPHQ	Sell	4,170,000	37,233		3/31/17	—	(3,481)
Malaysian Ringgit	HSBK	Buy	5,070,000	1,254,795		3/31/17	—	(24,108)
Mexican Peso	CITI	Buy	10,434,000	576,416		3/31/17	—	(33,185)
Mexican Peso	CITI	Sell	10,434,000	555,502		3/31/17	12,271	—
Malaysian Ringgit	JPHQ	Buy	612,000	156,318		4/11/17	—	(7,821)
Japanese Yen	CITI	Sell	20,800,000	195,489		4/13/17	—	(7,735)
Indonesian Rupiah	JPHQ	Buy	104,632,000,000	9,782,295	AUD	4/21/17	294,868	—
Malaysian Ringgit	JPHQ	Buy	8,682,000	1,923,563	EUR	4/21/17	—	(63,106)
South Korean Won.	HSBK	Buy	4,808,000,000	4,304,626		4/25/17	3,882	—
South Korean Won.	HSBK	Sell	4,808,000,000	4,218,099		4/25/17	—	(90,409)
South Korean Won.	HSBK	Sell	1,340,000,000	1,169,335		4/26/17	—	(31,461)
Japanese Yen	CITI	Sell	2,880,000,000	26,820,637		5/16/17	—	(1,366,941)
Malaysian Ringgit	DBAB	Buy	498,560	122,511		5/19/17	—	(1,707)
Japanese Yen	JPHQ	Sell	21,372,000	198,420		5/22/17	—	(10,822)

28 Annual Report

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TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton International Bond Fund (continued)

Forward Exchange Contracts (continued)

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Malaysian Ringgit	HSBK	Buy	17,700	4,283	5/23/17	$6	$—
Mexican Peso	DBAB	Buy	14,550,000	757,024	5/23/17	—	(3,771)
Mexican Peso	DBAB	Sell	14,550,000	771,474	5/23/17	18,221	—
Mexican Peso	HSBK	Buy	8,043,980	420,886	5/26/17	—	(4,583)
Mexican Peso	HSBK	Sell	8,043,980	425,495	5/26/17	9,191	—
Japanese Yen	CITI	Sell	9,278,000	88,990	6/16/17	—	(1,969)
Japanese Yen	BZWS	Sell	63,037,000	625,082	6/30/17	6,615	—
Malaysian Ringgit	JPHQ	Buy	230,000	56,972	7/17/17	—	(1,357)
Philippine Peso	DBAB	Buy	90,804,000	1,910,818	7/20/17	15,186	—
Japanese Yen	BZWS	Sell	37,960,000	365,476	7/31/17	—	(7,586)
Japanese Yen	DBAB	Sell	31,548,058	303,890	7/31/17	—	(6,157)
Japanese Yen	DBAB	Sell	16,770,000	169,806	8/18/17	4,832	—
Japanese Yen	HSBK	Sell	34,880,000	353,753	8/22/17	10,548	—
Japanese Yen	JPHQ	Sell	22,704,000	230,279	8/22/17	6,881	—
Japanese Yen	BZWS	Sell	7,521,000	76,145	8/24/17	2,134	—
Japanese Yen	DBAB	Sell	7,432,000	75,354	8/24/17	2,218	—
Japanese Yen	JPHQ	Sell	47,094,000	476,696	8/28/17	13,158	—
Japanese Yen	DBAB	Sell	17,053,000	173,054	8/30/17	5,186	—
Japanese Yen	JPHQ	Sell	22,517,000	228,043	8/30/17	6,388	—
Japanese Yen	HSBK	Sell	27,402,000	272,115	9/01/17	2,343	—
Total Forward Exchange Contracts						$2,940,879	$(14,375,224)
Net unrealized appreciation (depreciation)							$(11,434,345)

*In U.S. dollars unless otherwise indicated.
aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

At August 31, 2016, the Fund had the following interest rate swap contracts outstanding. See Note 1(c).

Interest Rate Swap Contracts
		Notional	Expiration	Unrealized	Unrealized
Description	Exchange	Amount	Date	Appreciation	Depreciation
Centrally Cleared Swap Contracts
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 0.926%	LCH	$26,620,000	10/17/17	$—	$(52,431)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.914%	LCH	12,040,000	1/22/25	—	(530,825)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.970%	LCH	15,050,000	1/23/25	—	(729,813)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.973%	LCH	8,880,000	1/27/25	—	(432,445)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.937%	LCH	2,220,000	1/29/25	—	(101,450)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.942%	LCH	1,880,000	1/30/25	—	(86,363)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.817%	LCH	2,960,000	2/03/25	—	(105,826)

franklintempleton.com Annual Report 29

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton International Bond Fund (continued)

Interest Rate Swap Contracts (continued)

		Notional	Expiration	Unrealized	Unrealized
Description	Exchange	Amount	Date	Appreciation	Depreciation
Centrally Cleared Swap Contracts (continued)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.449%	LCH	$4,540,000	7/02/25	$—	$(416,217)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.310%	LCH	18,210,000	7/29/25	—	(1,435,141)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.752%	LCH	5,970,000	7/29/45	—	(1,542,021)
Total Interest Rate Swap Contracts				$—	$(5,432,532)
Net unrealized appreciation (depreciation)					$(5,432,532)

See Abbreviations on page 45.

30 Annual Report | The accompanying notes are an integral part of these financial statements.

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TEMPLETON INCOME TRUST

Financial Statements

Statement of Assets and Liabilities
August 31, 2016

Templeton International Bond Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$281,509,572
Cost - Non-controlled affiliates (Note 3f)	63,732,803
Total cost of investments	$345,242,375
Value - Unaffiliated issuers	$267,865,064
Value - Non-controlled affiliates (Note 3f)	63,732,803
Total value of investments	331,597,867
Cash	692,495
Foreign currency, at value (cost $377,652)	374,364
Receivables:
Investment securities sold	11,292,611
Capital shares sold	609,748
Interest.	4,487,816
Affiliates	257,988
Due from brokers.	18,456,605
Variation margin	9,768
Unrealized appreciation on OTC forward exchange contracts	2,940,879
Other assets	131
Total assets	370,720,272
Liabilities:
Payables:
Capital shares redeemed	830,243
Distribution fees	26,868
Transfer agent fees	197,759
Unrealized depreciation on OTC forward exchange contracts	14,375,224
Deferred tax	361,225
Accrued expenses and other liabilities	286,672
Total liabilities	16,077,991
Net assets, at value	$354,642,281
Net assets consist of:
Paid-in capital	$376,132,129
Undistributed net investment income	9,315,413
Net unrealized appreciation (depreciation)	(30,801,906)
Accumulated net realized gain (loss)	(3,355)
Net assets, at value	$354,642,281

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The accompanying notes are an integral part of these financial statements. | Annual Report 31

TEMPLETON INCOME TRUST
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
August 31, 2016

Templeton International Bond Fund

Class A:
Net assets, at value	$92,981,066
Shares outstanding	9,230,972
Net asset value per share[a]	$10.07
Maximum offering price per share (net asset value per share ÷ 95.75%)	$10.52
Class C:
Net assets, at value	$11,905,592
Shares outstanding	1,181,046
Net asset value and maximum offering price per share[a]	$10.08
Class R:
Net assets, at value	$1,005,308
Shares outstanding	99,777
Net asset value and maximum offering price per share	$10.08
Advisor Class:
Net assets, at value	$248,750,315
Shares outstanding	24,679,320
Net asset value and maximum offering price per share	$10.08

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

32 Annual Report | The accompanying notes are an integral part of these financial statements.

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TEMPLETON INCOME TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the year ended August 31, 2016

Templeton International Bond Fund

Investment income:
Interest (net of foreign taxes of $447,977)	$14,803,630
Inflation principal adjustments	1,600,674
Total investment income	16,404,304
Expenses:
Management fees (Note 3a)	2,600,132
Distribution fees: (Note 3c)
Class A	212,012
Class C	88,316
Class R	4,911
Transfer agent fees: (Note 3e)
Class A	198,278
Class C	32,226
Class R	2,296
Advisor Class	666,873
Custodian fees (Note 4)	138,020
Reports to shareholders	56,143
Registration and filing fees	104,960
Professional fees	82,092
Trustees’ fees and expenses	3,379
Other	55,364
Total expenses	4,245,002
Expense reductions (Note 4)	(4,403)
Expenses waived/paid by affiliates (Notes 3f and 3g)	(1,105,868)
Net expenses	3,134,731
Net investment income.	13,269,573
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(10,930,334)
Foreign currency transactions	(9,058,909)
Swap contracts.	(1,314,505)
Net realized gain (loss)	(21,303,748)
Net change in unrealized appreciation (depreciation) on:
Investments	30,076,109
Translation of other assets and liabilities
denominated in foreign currencies.	(5,934,086)
Swap contracts.	(6,139,120)
Change in deferred taxes on unrealized appreciation	(287,492)
Net change in unrealized appreciation (depreciation)	17,715,411
Net realized and unrealized gain (loss)	(3,588,337)
Net increase (decrease) in net assets resulting from operations	$9,681,236

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The accompanying notes are an integral part of these financial statements. | Annual Report 33

TEMPLETON INCOME TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton International Bond Fund

	Year Ended August 31,
	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$13,269,573	$13,105,761
Net realized gain (loss)	(21,303,748)	(4,073,809)
Net change in unrealized appreciation (depreciation)	17,715,411	(66,149,968)
Net increase (decrease) in net assets resulting from operations.	9,681,236	(57,118,016)
Distributions to shareholders from:
Net investment income:
Class A	(250,807)	(4,395,266)
Class C	(43,256)	(751,916)
Class R	(3,030)	(51,091)
Advisor Class	(1,179,201)	(14,198,774)
Tax return of capital:
Class A	(742,249)	—
Class C	(87,572)	—
Class R	(7,112)	—
Advisor Class	(3,350,079)	—
Total distributions to shareholders	(5,663,306)	(19,397,047)
Capital share transactions: (Note 2)
Class A	6,384,367	(39,165,718)
Class C	(3,660,293)	(5,126,914)
Class R	74	(340,523)
Advisor Class	(60,888,281)	7,343,500
Total capital share transactions	(58,164,133)	(37,289,655)
Net increase (decrease) in net assets.	(54,146,203)	(113,804,718)
Net assets:
Beginning of year	408,788,484	522,593,202
End of year	$354,642,281	$408,788,484
Undistributed net investment income included in net assets:
End of year	$9,315,413	$—
Distributions in excess of net investment income included in net assets:
End of year	$—	$(15,462,558)

34 Annual Report | The accompanying notes are an integral part of these financial statements.

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TEMPLETON INCOME TRUST

Notes to Financial Statements

Templeton International Bond Fund

1. Organization and Significant Accounting Policies

Templeton Income Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of four separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton International Bond Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

As approved by the Trust’s Board of Trustees (the Board) at a meeting held on July 13, 2016, the Fund’s fiscal year-end will be changed to December 31st. This will result in the Fund having a fiscal year that is shorter than a full calendar year for the period ended December 31, 2016.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Board’s, the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Derivative financial instruments listed on an exchange are valued at the official closing price of the day. Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these

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35

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton International Bond Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the

36 Annual Report

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TEMPLETON INCOME TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton International Bond Fund (continued)

agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to growth risk. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 9 regarding other derivative information.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of August 31, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton International Bond Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

e. Security Transactions, Investment Income, Expenses and Distributions (continued)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as inflation principal adjustments in the Statement of Operations.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At August 31, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

			Year Ended August 31,
		2016			2015
	Shares		Amount	Shares		Amount
Class A Shares:
Shares sold	8,362,848		$81,618,838	2,158,833		$23,722,264
Shares issued in reinvestment of distributions	95,518		950,216	378,479		4,130,344
Shares redeemed	(7,682,750)		(76,184,687)	(6,040,734)		(67,018,326)
Net increase (decrease)	775,616		$6,384,367	(3,503,422)		$(39,165,718)
Class C Shares:
Shares sold	337,939		$3,406,659	399,034		$4,366,542
Shares issued in reinvestment of distributions	11,371		113,342	57,812		631,240
Shares redeemed	(718,449)		(7,180,294)	(927,536)		(10,124,696)
Net increase (decrease)	(369,139)		$(3,660,293)	(470,690)		$(5,126,914)
Class R Shares:
Shares sold	25,853		$257,479	25,869		$282,884
Shares issued in reinvestment of distributions	1,018		10,142	4,676		51,091
Shares redeemed	(26,895)		(267,547)	(62,027)		(674,498)
Net increase (decrease)	(24)		$74	(31,482)		$(340,523)

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NOTES TO FINANCIAL STATEMENTS

Templeton International Bond Fund (continued)

		Year Ended August 31,
		2016		2015
	Shares	Amount	Shares	Amount
Advisor Class Shares:
Shares sold	15,044,737	$149,053,642	17,824,679	$192,925,128
Shares issued in reinvestment of distributions	379,078	3,777,755	869,834	9,464,028
Shares redeemed	(21,378,024)	(213,719,678)	(17,983,114)	(195,045,656)
Net increase (decrease)	(5,954,209)	$(60,888,281)	711,399	$7,343,500

3. Transactions with Affiliates
Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton
Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:
Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees
The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:
Annualized Fee Rate	Net Assets
0.700%	Up to and including $200 million
0.650%	Over $200 million, up to and including $1.3 billion
0.600%	In excess of $1.3 billion

For the year ended August 31, 2016, the effective investment management fee rate was 0.676% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

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TEMPLETON INCOME TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton International Bond Fund (continued)

3. Transactions with Affiliates (continued)

c. Distribution Fees (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	0.65%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated
brokers/dealers	$2,577
CDSC retained	$1,025

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the year ended August 31, 2016, the Fund paid transfer agent fees of $899,673, of which $455,489 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to September 1, 2013, the waiver was accounted for as a reduction to management fees.

% of
Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares	Value			Outstanding
	at Beginning	Gross	Gross	Held at End	at End	Investment	Realized	Held at End
	of Year	Additions	Reductions	of Year	of Year	Income	Gain (Loss)	of Year

Non-Controlled Affiliates
Institutional Fiduciary Trust Money
Market Portfolio	89,323,667	262,651,841	(288,242,705)	63,732,803	$63,732,803	$—	$—	0.4%

g. Waiver and Expense Reimbursements

Advisers has contractually agreed in advance to waive or limit its respective fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for each class of the Fund do not exceed 0.74% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until December 31, 2017.

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TEMPLETON INCOME TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton International Bond Fund (continued)

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended August 31, 2016, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

The tax character of distributions paid during the years ended August 31, 2016 and 2015, was as follows:

	2016	2015
Distributions paid from ordinary income.	$1,476,294	$19,397,047
Return of capital.	4,187,012	—
	$5,663,306	$19,397,047

Due to fluctuations in foreign currency, a portion of the distributions paid for the year ended August 31, 2016 is determined to be a return of capital for federal income tax purposes.

At August 31, 2016, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$346,954,659

Unrealized appreciation	$5,066,952
Unrealized depreciation	(20,423,744)
Net unrealized appreciation (depreciation)	$(15,356,792)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and premiums.

In accordance with U.S. GAAP permanent differences are reclassified among capital accounts to reflect their tax character. At the year ended August 31, 2016, such reclassifications were as follows:

Paid-in capital	$17,171,704
Undistributed net investment income	$21,487,135
Accumulated net realized gain (loss)	$(38,658,839)

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2016, aggregated $285,865,336 and $299,686,116, respectively.

7. Credit Risk

At August 31, 2016, the Fund had 28.0% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

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TEMPLETON INCOME TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton International Bond Fund (continued)

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. Other Derivative Information

At August 31, 2016, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts	Statement of		Statement of
Not Accounted for as	Assets and Liabilities		Assets and Liabilities
Hedging Instruments	Location	Fair Value	Location	Fair Value
Interest rate contracts	Variation margin	$—	Variation margin	$5,432,532	[a]

Foreign exchange contracts	Unrealized appreciation on OTC	2,940,879	Unrealized depreciation on OTC	14,375,224
	forward exchange contracts		forward exchange contracts
Value Recovery Instruments	Investments in securities, at value	1,613,263
Totals		$4,554,142		$19,807,756

aThis amount reflects the cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the year ended August 31, 2016, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contacts				Net Change in
Not Accounted for				Unrealized
as		Net Realized		Appreciation
Hedging	Statement of	Gain (Loss) for	Statement of	(Depreciation)
Instruments	Operations Locations	the Year	Operations Locations	for the Year

	Net realized gain (loss) from:		Net change in unrealized
appreciation (depreciation) on:
Interest rate	Swap contracts	$(1,314,505)	Swap contracts	$(6,139,120)
contracts
Foreign exchange	Foreign currency transactions	(8,901,732)[a]	Translation of other assets and	(6,160,178)[a]
contracts			liabilities denominated in foreign currencies
Value Recovery	Investments	—	Investments	(358,972)
Instruments
Totals		$(10,216,237)		$(12,658,270)

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the year ended August 31, 2016, the average month end fair value of derivatives represented 5.1% of average month end net assets. The average month end number of open derivatives contracts for the year was 397.

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NOTES TO FINANCIAL STATEMENTS

Templeton International Bond Fund (continued)

At August 31, 2016, the Fund’s OTC derivative assets and liabilities, are as follows:

Gross Amounts of
Assets and Liabilities Presented
in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$2,940,879	$14,375,224
[a]Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At August 31, 2016, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross
	Amounts of	Financial	Financial
	Assets Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Received	Received	than zero)
Counterparty
BOFA	$6,047	$(6,047)	$—	$—	$—
BZWS.	110,893	(106,912)	—	—	3,981
CITI	223,075	(223,075)	—	—	—
DBAB	1,688,873	(647,573)	—	—	1,041,300
GSCO	53,117	(53,117)	—	—	—
HSBK	178,756	(178,756)	—	—	—
JPHQ	578,906	(578,906)	—	—	—
MSCO	73,172	(73,172)	—	—	—
SCNY	27,044	(27,044)	—	—	—
UBSW	996	—	—	—	996
Total	$2,940,879	$(1,894,602)	$—	$—	$1,046,277

At August 31, 2016, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross
	Amounts of	Financial	Financial
	Liabilities Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Pledged	Pledged[a]	than zero)
Counterparty
BOFA	$35,559	$(6,047)	$—	$—	$29,512
BZWS	106,912	(106,912)	—	—	—
CITI	5,963,441	(223,075)	—	(5,740,366)	—
DBAB	647,573	(647,573)	—	—	—
GSCO	2,555,099	(53,117)	—	(2,501,982)	—
HSBK	2,397,047	(178,756)	—	(2,218,291)	—
JPHQ	2,484,620	(578,906)	—	(1,905,714)	—
MSCO	85,245	(73,172)	—	—	12,073
SCNY.	99,728	(27,044)	—	—	72,684
UBSW	—	—	—	—	—
Total	$14,375,224	$(1,894,602)	$—	$(12,366,353)	$114,269

See Note 1(c) regarding derivative financial instruments.

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TEMPLETON INCOME TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton International Bond Fund (continued)

9. Other Derivative Information (continued)

See Abbreviations on page 45.

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the year ended August 31, 2016, the Fund did not use the Global Credit Facility.

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from The independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of August 31, 2016, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Foreign Government and Agency Securities[a]	$—	$258,326,734	$—	$258,326,734
Short Term Investments	63,732,803	9,538,330	—	73,271,133
Total Investments in Securities	$63,732,803	$267,865,064	$—	$331,597,867

Other Financial Instruments:
Forward Exchange Contracts	$—	$2,940,879	$—	$2,940,879

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NOTES TO FINANCIAL STATEMENTS

Templeton International Bond Fund (continued)

	Level 1	Level 2	Level 3	Total
Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$14,375,224	$—	$14,375,224
Swap Contracts.	—	5,432,532	—	5,432,532
Total Other Financial Instruments	$—	$19,807,756	$—	$19,807,756
[a]For detailed categories, see the accompanying Statement of Investments.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty/Exchange		Currency		Selected Portfolio
BOFA	Bank of America Corp.	AUD	Australian Dollar	BBA	British Bankers Association
BZWS	Barclays Bank PLC	BRL	Brazilian Real	FRN	Floating Rate Note
CITI	Citigroup, Inc.	COP	Colombian Peso	GDP	Gross Domestic Product
DBAB	Deutsche Bank AG	EUR	Euro	LIBOR	London InterBank Offered Rate
GSCO	Goldman Sachs Group, Inc.	IDR	Indonesian Rupiah	VRI	Value Recovery Instruments
HSBK	HSBC Bank PLC	INR	Indian Rupee
JPHQ	JP Morgan Chase & Co.	KRW	South Korean Won
LCH	LCH Clearnet LLC	LKR	Sri Lankan Rupee
MSCO	Morgan Stanley	MXN	Mexican Peso
SCNY	Standard Charted Bank	MYR	Malaysian Ringgit
UBSW	UBS AG	PHP	Philippine Peso
		PLN	Polish Zloty

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TEMPLETON INCOME TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Templeton Income Trust and Shareholders of Templeton International Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton International Bond Fund (the "Fund") at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 19, 2016

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Tax Information (unaudited)

Templeton International Bond Fund

Under Section 871(k)(2)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $1,455,006 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2016.

At August 31, 2016, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on August 12, 2016, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to Class A, Class C, Class R, and Advisor Class shareholders of record.

	Foreign Tax Paid	Foreign Source	Foreign Source Qualified
Class	Per Share	Income Per Share	Dividends Per Share

Class A	$0.0152	$0.4267	$0.0000
Class C	$0.0152	$0.3741	$0.0000
Class R	$0.0152	$0.3995	$0.0000
Advisor Class	$0.0152	$0.4428	$0.0000

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2017, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2016. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2016 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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TEMPLETON INCOME TRUST

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton
Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1992	145	Bar-S Foods (meat packing company)
300 S.E. 2nd Street				(1981-2010).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)	Trustee	Since 2008	42	Ares Capital Corporation (specialty
300 S.E. 2nd Street				finance company) (2010-present),
Fort Lauderdale, FL 33301-1923				United Natural Foods, Inc. (distributor
of natural, organic and specialty foods)
(2013-present), Allied Capital
Corporation (financial services)
(2003-2010), SLM Corporation (Sallie
Mae) (1997-2014) and Navient
Corporation (loan management,
servicing and asset recovery)
(2014-2016).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Edith E. Holiday (1952)	Lead	Trustee since	145	Hess Corporation (exploration and
300 S.E. 2nd Street	Independent	2001 and Lead		refining of oil and gas) (1993-present),
Fort Lauderdale, FL 33301-1923	Trustee	Independent		Canadian National Railway (railroad)
		Trustee since 2007		(2001-present), White Mountains
Insurance Group, Ltd. (holding
company) (2004-present), RTI
International Metals, Inc. (manufacture
and distribution of titanium)
(1999-2015) and H.J. Heinz Company
(processed foods and allied products)
(1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison - United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	145	Boeing Capital Corporation (aircraft
300 S.E. 2nd Street				financing) (2006-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present);
and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949)	Trustee	Since 2005	42	Emeritus Corporation (assisted living)
300 S.E. 2nd Street				(1999-2010) and OSI Pharmaceuticals,
Fort Lauderdale, FL 33301-1923				Inc. (pharmaceutical products)
(2006-2010).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer,
Dillon, Read & Co. Inc. (1982-1997).

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Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Frank A. Olson (1932)	Trustee	Since 2003	145	Hess Corporation (exploration and
300 S.E. 2nd Street				refining of oil and gas) (1998-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June–December 1987).

Larry D. Thompson (1945)	Trustee	Since 2005	145	The Southern Company (energy
300 S.E. 2nd Street				company) (2014-present; previously
Fort Lauderdale, FL 33301-1923				2010-2012), Graham Holdings
				Company (education and media
				organization) (2011-present) and
				Cbeyond, Inc. (business
				communications provider)
				(2010-2012).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present;
previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc.
(consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011);
Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003)

Constantine D. Tseretopoulos	Trustee	Since 2003	26	None
(1954)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and
formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).

Robert E. Wade (1946)	Trustee	Since 2006	42	El Oro Ltd (investments)
300 S.E. 2nd Street				(2003-present).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

Interested Board Members and Officers

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	161	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

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TEMPLETON INCOME TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	145	None
One Franklin Parkway	the Board,	Board and Trustee
San Mateo, CA 94403-1906	Trustee and	since 2013 and
	Vice President	Vice President
since 1996
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief Executive Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and
officer of 45 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948)	Vice President	Since May 2016	Not Applicable	Not Applicable
One Franklin Parkway	– AML
San Mateo, CA 94403-1906	Compliance
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton
Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy	President and	Since 2002	Not Applicable	Not Applicable
(1962)	Chief Executive
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

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TEMPLETON INCOME TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the
South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Mark H. Otani (1968)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Navid J. Tofigh (1972)	Vice President	Since November	Not Applicable	Not Applicable
One Franklin Parkway		2015
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Secretary and	Secretary since	Not Applicable	Not Applicable
300 S.E. 2nd Street	Vice President	2013 and Vice
Fort Lauderdale, FL 33301-1923		President since
2011
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

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TEMPLETON INCOME TRUST

Interested Board Members and Officers (continued)

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director ofFranklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective May 13, 2016, Frank J. Crothers ceased to be a trustee of the Trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms.
Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Ares Capital Corporation (2010-present) and United
Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital
Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of
US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceu-
ticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial
Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and
Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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TEMPLETON INCOME TRUST

TEMPLETON INTERNATIONAL BOND FUND

Shareholder Information

Board Review of Investment Management

At a meeting held May 17, 2016, the Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “non-interested Trustees” or “independent Trustees”), approved renewal of the investment management agreements for each of the separate funds comprising the Templeton Income Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by each Investment Manager (Managers) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Broadridge report, which utilized data from Lipper Inc. (Lipper), compared the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by each Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of each Manager. The Board also received a report on all marketing support payments made by FTI to financial intermediaries during the past year, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and

Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Funds, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of such Funds and their shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by each Manager and its affiliates to each Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided to Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Among other factors taken into account by the Board were each Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered global foreign exchange transactions. Consideration was also given to the experience of the Funds’ portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be

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53

TEMPLETON INCOME TRUST

TEMPLETON INTERNATIONAL BOND FUND

SHAREHOLDER INFORMATION

invested in a pre-designated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided to Fund shareholders by an affiliate of the Manager and steps taken by FTI to enhance analytical support to the investment management groups and provide additional oversight of liquidity risk and complex securities. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued introduction of new funds and reassessment of the fund offerings in response to the market environment.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Broadridge report furnished for the agreement renewals. The following summarizes the performance result for the Fund as shown in the Broadridge report.

The Broadridge report for Templeton International Bond Fund showed the investment performance of its Class A shares in comparison to a performance universe consisting of the Fund and all retail and institutional international income funds as selected by Lipper. The Fund has been in operation for less than 10 full years, and such report showed the Fund’s income return for the one-year period ended February 29, 2016, to be in the middle performing quintile of such universe and its annualized income return for the previous three- and five-year periods to be in the second-highest quintile of such universe. The Broadridge report showed the Fund’s total return for the one-year period to be in the lowest or worst performing quintile of its performance universe, and its annualized total return to be in the lowest performing quintile of such universe during the previous three-year period and the middle performing quintile of such universe during the previous five-year period. The Board found such comparative performance to be satisfactory, noting that the Fund’s annualized income return performance for the previous three- and five-year periods exceeded the median of such performance universe.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The contractual management fee rate and actual total expenses of Templeton International Bond Fund were equal to or at most two basis points above the medians of its Lipper expense group. The Board found such comparative expenses to be acceptable, noting the expenses of the Fund were subsidized through management fee waivers.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Managers and their affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2015, being the most recent fiscal year-end for Franklin Resources, Inc., the Managers’ parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s

54 Annual Report

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TEMPLETON INCOME TRUST
TEMPLETON INTERNATIONAL BOND FUND
SHAREHOLDER INFORMATION

independent registered public accounting firm had been engaged by the Managers to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Managers and their affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley Act of 2002 and Dodd-Frank Wall Street Reform and Consumer Protection Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Managers and their affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from personnel and systems enhancements necessitated by fund growth, increased leverage with the service providers and counterparties, allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Managers and their affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Managers as a fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Managers realizing a larger profit margin on management services provided to such Fund. The Board also noted that economies of scale are shared with a Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines.

The investment management agreement for Templeton International Bond Fund provides a fee at the rate of 0.70% on the first $200 million of net assets; 0.65% on the next $1.1 billion of net assets; and 0.60% on net assets in excess of $1.3 billion. At the end of 2015, Templeton International Bond Fund’s net assets were approximately $373 million; although the assets grew, the expenses remained unchanged due to an ongoing cap on expenses. The Board believed it unlikely that meaningful economies of scale existed at such asset levels, noting that the expenses of the Fund were subsidized by Management.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary

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55

TEMPLETON INCOME TRUST
TEMPLETON INTERNATIONAL BOND FUND
SHAREHOLDER INFORMATION

prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

56 Annual Report

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GOF P11 09/16

SUPPLEMENT DATED SEPTEMBER 26, 2016

TO THE CURRENTLY EFFECTIVE PROSPECTUS

OF

EACH OF THE LISTED FUNDS

Templeton IncomeTrust

Templeton Emerging Markets Bond Fund

Templeton Global Bond Fund

Templeton Global Total Return Fund

Templeton International Bond Fund

Templeton Global Investment Trust

Templeton Emerging Markets Balanced Fund

Templeton Global Balanced Fund

The Prospectus is amended as follows:

I. Effective December 31, 2016, as approved by the board of trustees at a meeting held on July 13, 2016, each of the Funds’ fiscal year ends will be changed to December 31. As a result, each Fund will experience a shortened fiscal year covering the transitional period between the Fund’s current fiscal year end and December 31, 2016.

II. Effective December 31, 2016, Templeton Global Bond Fund, which has historically sought to pay a level distribution amount from net investment income on a monthly basis, will implement a variable pay distribution policy. The Fund will continue to seek to pay any distributions from net investment income on a monthly basis. Capital gains, if any, may be paid at least annually. The Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions.

Please keep this supplement with your Prospectus for future reference.

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Annual Report and Shareholder Letter
Templeton International Bond Fund

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2016 Franklin Templeton Investments. All rights reserved.	447 A 10/16

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $341,357 for the fiscal year ended August 31, 2016 and $360,905 for the fiscal year ended August 31, 2015.

(b)  Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $0 for the fiscal year ended August 31, 2016 and $2,952 for the fiscal year ended August 31, 2015. The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended August 31, 2016 and $20,735 for the fiscal year ended August 31, 2015. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $539,168 for the fiscal year ended August 31, 2016 and $387,983 for the fiscal year ended August 31, 2015. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process and derivatives assessment, and review of system processes related to fixed income securities.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f)  No disclosures are required by this Item 4(f).

(g)  The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $539,168 for the fiscal year ended August 31, 2016 and $411,670 for the fiscal year ended August 31, 2015.

(h)  The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.              N/A

Item 6. Schedule of Investments.                            N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.                            N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.                          N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON INCOME TRUST

By /s/LAURA F. FERGERSON

    Laura F. Fergerson

    Chief Executive Officer –

    Finance and Administration

Date:  October 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON

    Laura F. Fergerson

    Chief Executive Officer –

    Finance and Administration

Date:  October 26, 2016

By /s/MARK H. OTANI

    Mark H. Otani

    Chief Financial Officer and

    Chief Accounting Officer

Date:  October 26, 2016